  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2000
                                                                FILE NO. 2-73948
                                                               FILE NO. 811-3258
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
    Pre-Effective Amendment No.                                              / /

    Post-Effective Amendment No. 56                                          /X/

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
    Amendment No. 57                                                         /X/

                       (Check appropriate box or boxes.)

                      DFA INVESTMENT DIMENSIONS GROUP INC.

               (Exact Name of Registrant as Specified in Charter)

   1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CA               90401
       (Address of Principal Executive Office)                 (Zip Code)

 Registrant's Telephone Number, including Area Code          (310) 395-8005

                 IRENE R. DIAMANT, VICE PRESIDENT AND SECRETARY
                      DFA INVESTMENT DIMENSIONS GROUP INC.
         1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                    (Name and Address of Agent for Service)

Please send copies of all communications to:

                           STEPHEN W. KLINE, ESQUIRE
                     STRADLEY, RONON, STEVENS & YOUNG, LLP
                         Great Valley Corporate Center
                            30 Valley Stream Parkway
                               Malvern, PA 19355
                                 (610) 640-5801

It is proposed that this filing will become effective (check appropriate box):


    / /  immediately upon filing pursuant to paragraph (b).



    /X/  on March 24, 2000 pursuant to paragraph (b)


    / /  60 days after filing pursuant to paragraph (a)(1)

    / /  on ______________________ (date) pursuant to paragraph (a)(1)

    / /  75 days after filing pursuant to paragraph (a)(2)

    / /  on ______________________ (date) pursuant to paragraph (a)(2) of Rule
485.

If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    The Trustees and principal officers of The DFA Investment Trust Company and the Directors and principal officers of Dimensional Emerging Markets Value Fund Inc. also have executed this registration statement.

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
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                      Title of Securities Being Registered

                          U.S. LARGE COMPANY PORTFOLIO
                     ENHANCED U.S. LARGE COMPANY PORTFOLIO
                         U.S. LARGE CAP VALUE PORTFOLIO
                           U.S. 4-10 VALUE PORTFOLIO
                           U.S. 6-10 VALUE PORTFOLIO
                       U.S. 6-10 SMALL COMPANY PORTFOLIO
                       U.S. 9-10 SMALL COMPANY PORTFOLIO
                      DFA REAL ESTATE SECURITIES PORTFOLIO
                       LARGE CAP INTERNATIONAL PORTFOLIO
                     INTERNATIONAL SMALL COMPANY PORTFOLIO
                        JAPANESE SMALL COMPANY PORTFOLIO
                      PACIFIC RIM SMALL COMPANY PORTFOLIO
                     UNITED KINGDOM SMALL COMPANY PORTFOLIO
                      CONTINENTAL SMALL COMPANY PORTFOLIO
                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS VALUE PORTFOLIO
                      EMERGING MARKETS SMALL CAP PORTFOLIO
                      DFA ONE-YEAR FIXED INCOME PORTFOLIO
                   DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
                       DFA FIVE-YEAR GOVERNMENT PORTFOLIO
                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
                  DFA INTERMEDIATE GOVERNMENT INCOME PORTFOLIO
                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
                     TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO
                    TAX-MANAGED 6-10 SMALL COMPANY PORTFOLIO
                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO X
                    TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO X
                   TAX-MANAGED 6-10 SMALL COMPANY PORTFOLIO X
                TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO X
                            VA SMALL VALUE PORTFOLIO
                            VA LARGE VALUE PORTFOLIO
                        VA INTERNATIONAL VALUE PORTFOLIO
                        VA INTERNATIONAL SMALL PORTFOLIO
                         VA SHORT-TERM FIXED PORTFOLIO
                            VA GLOBAL BOND PORTFOLIO
              RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

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
                                    CONTENTS

    This Post-Effective Amendment No. 56/57 to Registration File Nos. 2-73948/811-3258 includes the following:

1.  Facing Page (1)

2.  Contents Page

3. Part A -- Prospectus relating to the Registrant's U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio, U.S. 6-10 Value Portfolio, U.S. 6-10 Small Company Portfolio, U.S. 9-10 Small Company Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio and DFA Intermediate Government Income Portfolio series of shares

4. Part A -- Prospectus relating to the Registrant's Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. 5-10 Value Portfolio, Tax-Managed 6-10 Small Company Portfolio, Tax-Managed DFA International Value Portfolio, Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X series of shares

5. Part A -- Prospectus relating to the Registrant's VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio series of shares

6.  Part A -- Prospectus (1)

7. Part B -- Statement of Additional Information relating to the Registrant's U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio, U.S. 6-10 Value Portfolio, U.S. 6-10 Small Company Portfolio, U.S. 9-10 Small Company Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio and DFA Intermediate Government Income Portfolio series of shares

8. Part B -- Statement of Additional Information relating to the Registrant's Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. 5-10 Value Portfolio, Tax-Managed 6-10 Small Company Portfolio, Tax-Managed DFA International Value Portfolio, Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X series of shares

9. Part B -- Statement of Additional Information relating to the Registrant's VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio series of shares

10. Part B -- Statement of Additional Information (1)

11. Part C -- Other Information

12. Signatures


(1) The Prospectus and Statement of Additional Information relating to the Registrant's RWB/DFA International High Book to Market Portfolio series of shares, dated March 24, 2000, are incorporated into this filing by reference to the electronic filing of 1933 Act/1940 Act Post-Effective Amendment Nos. 29/30 to the Registration Statement of Dimensional Investment Group Inc. filed March 21, 2000 (File Nos. 33-33980/811-6067).

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                 ---------------------------------------------
                       DIMENSIONAL INVESTMENT GROUP INC.

The two mutual funds described in this Prospectus offer a variety of investment portfolios. Each of the Funds' Portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. DFA
            International Value Portfolio is offered by Dimensional
        Investment Group Inc. The other listed Portfolios are part of DFA Investment Dimensions Group Inc.

           The Portfolios do not charge sales commissions or "loads".

                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES


      U.S. Large Company Portfolio     U.S. 6-10 Value Portfolio
      Enhanced U.S. Large Company      U.S. 6-10 Small Company
      Portfolio                        Portfolio
      U.S. Large Cap Value Portfolio   U.S. 9-10 Small Company
      U.S. 4-10 Value Portfolio        Portfolio
                                       DFA Real Estate Securities
                                       Portfolio



                        INTERNATIONAL EQUITY SECURITIES

      Large Cap International          Continental Small Company
      Portfolio                        Portfolio
      DFA International Value          DFA International Small Cap
      Portfolio                        Value Portfolio
      International Small Company      Emerging Markets Portfolio
      Portfolio                        Emerging Markets Value
      Japanese Small Company           Portfolio
      Portfolio                        Emerging Markets Small Cap
      Pacific Rim Small Company        Portfolio
      Portfolio
      United Kingdom Small Company
      Portfolio


                            FIXED INCOME SECURITIES

      DFA One-Year Fixed Income        DFA Five-Year Global Fixed
      Portfolio                        Income Portfolio
      DFA Two-Year Global Fixed        DFA Intermediate Government
      Income Portfolio                 Fixed Income Portfolio
      DFA Five-Year Government
      Portfolio

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    3
  OTHER RISKS...............................................    7
  RISK AND RETURN BAR CHARTS AND TABLES.....................    8

FEES AND EXPENSES...........................................   15

SECURITIES LENDING REVENUE..................................   19

HIGHLIGHTS..................................................   19

U.S. LARGE COMPANY PORTFOLIO................................   21

ENHANCED U.S. LARGE COMPANY PORTFOLIO.......................   21

STANDARD & POOR'S--INFORMATION AND DISCLAIMERS..............   22

U.S. VALUE PORTFOLIOS.......................................   23

U.S. SMALL COMPANY PORTFOLIOS...............................   24

DFA REAL ESTATE SECURITIES PORTFOLIO........................   25

INTERNATIONAL PORTFOLIOS--COUNTRIES.........................   27

  LARGE CAP INTERNATIONAL PORTFOLIO.........................   28
  DFA INTERNATIONAL VALUE PORTFOLIO.........................   29
  INTERNATIONAL SMALL COMPANY PORTFOLIOS....................   29
  SMALL COMPANY MASTER FUNDS................................   33
  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO...............   34

EMERGING MARKETS PORTFOLIOS, EMERGING MARKETS VALUE
  PORTFOLIO AND EMERGING MARKETS SMALL CAP PORTFOLIO........   35

FIXED INCOME PORTFOLIOS.....................................   37

PORTFOLIO TURNOVER..........................................   41

PORTFOLIO TRANSACTIONS--ALL PORTFOLIOS......................   41

SECURITIES LOANS............................................   42

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............   42

MANAGEMENT OF THE FUNDS.....................................   43

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   44

PURCHASE OF SHARES..........................................   46

VALUATION OF SHARES.........................................   47

EXCHANGE OF SHARES..........................................   49

REDEMPTION OF SHARES........................................   50

THE FEEDER PORTFOLIOS.......................................   52

FINANCIAL HIGHLIGHTS........................................   53

SERVICE PROVIDERS...........................................   77

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

The Portfolios:

- Are generally offered to institutional investors and clients of registered investment advisers.

-  Do not charge sales commissions or "loads".

-  Are designed for long-term investors.

The Portfolios are no-load and low cost.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall. Fixed income Portfolios are particularly sensitive to changing interest rates.

SOME PORTFOLIOS HAVE SPECIAL STRUCTURES: Certain Portfolios, called "Feeder Portfolios", do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, a Feeder Portfolio might encounter operational or other complications.

A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each non-Feeder Portfolio and all Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

U.S. Large Company Portfolio buys a Master Fund that is managed differently. Because this Master Fund is an index fund, its only criteria for holding a stock is whether the stock is in the S&P 500-Registered Trademark- Index.

In contrast, the Master Fund purchased by the Enhanced Large Company Portfolio generally invests in S&P futures contracts and fixed income securities.

Certain Domestic Equity Portfolios use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally, considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

For example, the Large Cap Value Portfolios buy stocks with market caps in the range defined by stocks in NYSE deciles 1 through 5. Similarly, U.S. 6-10 Small Company Portfolio purchases stocks with market caps equivalent to those of stocks in NYSE deciles 6 through 10; thus its name. In fact, the name of each other Portfolio employing a market capitalization segmentation approach also includes the NYSE deciles describing its particular market capitalization segment.

FIXED INCOME INVESTMENT APPROACH:
-------------------------------

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

MARKET CAPITALIZATION MEANS the number of shares of a company's stock outstanding times price per share.


MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DOMESTIC EQUITY PORTFOLIOS:

THE U.S. LARGE COMPANY PORTFOLIOS
-------------------------------

U.S. LARGE COMPANY PORTFOLIO

- INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500-Registered Trademark- Index stocks in about the same proportions as they are found in the S&P 500-Registered Trademark- Index.

ENHANCED U.S. LARGE COMPANY PORTFOLIO

-  INVESTMENT OBJECTIVE: Outperform the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that generally invests in S&P 500-Registered Trademark- Index futures and short-term fixed income obligations.

ABOUT THE S&P 500 INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

THE U.S. VALUE PORTFOLIOS
----------------------


U.S. LARGE CAP VALUE PORTFOLIO
U.S. 4-10 VALUE PORTFOLIO
U.S. 6-10 VALUE PORTFOLIO



-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.



- INVESTMENT STRATEGY: Buy a Master Fund that purchases value stocks of United States companies on a market capitalization weighted basis.


- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio -- Large capitalization stocks.


   - U.S. 4-10 Value Portfolio -- Mid and small capitalization issues.


   - U.S. 6-10 Value Portfolio -- Small cap stocks.
"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.
In selecting value stocks, the Advisor primarily considers price relative to book value.


MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.


SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

THE U.S. SMALL COMPANY PORTFOLIOS
-------------------------------


U.S. 6-10 SMALL COMPANY PORTFOLIO
U.S. 9-10 SMALL COMPANY PORTFOLIO



-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.



- INVESTMENT STRATEGY: Buy a Master Fund that purchases small company stocks using a market cap weighted approach.


-  HOW THE PORTFOLIOS DIFFER:


   The Master Fund in which U.S. 6-10 Small Company Portfolio invests and holds stocks of small and very small companies. The Master Fund employed by U.S. 9-10 Portfolio exclusively buys stock of very small companies.



RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.


DFA REAL ESTATE SECURITIES PORTFOLIO

-  INVESTMENT OBJECTIVE: Long-term capital appreciation

- INVESTMENT STRATEGY: Invest in publicly traded real estate investment trusts ("REITS") on a market capitalization weighted basis.

RISK OF CONCENTRATING IN THE REAL ESTATE INDUSTRY: DFA Real Estate Securities Portfolio's exclusive focus on the real estate industry may cause its risk to approximate the risks of direct real estate ownership. For example, a general decline in real estate prices or an overall decline in the value of the REIT securities in which the Portfolio invests would cause the Portfolio to lose money.

INTERNATIONAL PORTFOLIOS:

LARGE CAP INTERNATIONAL PORTFOLIO

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase stocks of large, non-U.S. companies on a market capitalization weighted basis in each applicable country.
Most Portfolios and Master Funds do not hedge their foreign currency risks.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.


DFA INTERNATIONAL VALUE PORTFOLIO



-  INVESTMENT OBJECTIVE: Long-term capital appreciation.



- INVESTMENT STRATEGY: Buys a Master Fund that purchases value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

THE INTERNATIONAL SMALL COMPANY PORTFOLIOS
---------------------------------------

INTERNATIONAL SMALL COMPANY PORTFOLIO
JAPANESE SMALL COMPANY PORTFOLIO
PACIFIC RIM SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO
CONTINENTAL (EUROPEAN) SMALL COMPANY PORTFOLIO

-  INVESTMENT OBJECTIVE (EACH PORTFOLIO): Long-term capital appreciation.

- INVESTMENT STRATEGY OF THE INTERNATIONAL SMALL COMPANY PORTFOLIO: Invest in the Master Funds employed by the other International Small Company Portfolios.

-  INVESTMENT STRATEGY OF EACH OTHER INTERNATIONAL SMALL COMPANY PORTFOLIO:
   Purchase a Master Fund that uses a market weighted approach to buy small company stocks of a specific country or region.

DFA INTERNATIONAL SMALL CAP VALUE

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Acquire value stocks of small non-U.S. companies on a market capitalization weighted basis in each applicable country.

THE EMERGING MARKETS PORTFOLIOS
-----------------------------

EMERGING MARKETS PORTFOLIO
EMERGING MARKETS VALUE PORTFOLIO
EMERGING MARKETS SMALL CAP PORTFOLIO


-  INVESTMENT OBJECTIVE (EACH PORTFOLIO): Long-term capital appreciation.


-  INVESTMENT STRATEGY: Invest in a Master Fund that buys:

   - Emerging Markets Portfolio -- Stocks of larger emerging markets companies.

   - Emerging Markets Small Cap Portfolio -- Stocks of smaller emerging markets companies.

   - Emerging Markets Value Fund -- Value stocks of emerging markets companies.

EMERGING MARKETS RISK: Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.


EMERGING MARKETS are countries with less developed economies not yet at the level of the world's mature economies.

FIXED INCOME PORTFOLIOS:

DFA ONE-YEAR FIXED INCOME PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of one year or less.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that generally acquires high quality obligations maturing in a year or less. The Master Fund may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate investments in the banking industry in certain cases.

RISK OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the DFA One-Year Fixed Income and/or the Two-Year Global Fixed Income Portfolios to changes in performance of the banking industry generally. For example, a change in the market's perception of the riskiness of banks compared to non-banks would cause the Portfolio's values to fluctuate.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in two years or less.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys debt instruments with maturities of no more than two years. Issuers might include the U.S. and other national governments, supranational organizations (e.g., the World Bank) and domestic and foreign corporations. The Master Fund hedges all foreign currency risks. It also plans to invest heavily in the banking industry if particular conditions occur.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments maturing in five years or less.

- INVESTMENT STRATEGY: Acquire obligations of the U.S. government and its agencies maturing within five years, and enter into repurchase agreements backed by U.S. government securities.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in five years or less.

- INVESTMENT STRATEGY: Buy obligations of issuers that might include the U.S. and other national governments, supranational organizations and domestic and foreign corporations. The Portfolio hedges all foreign currency risks.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

- INVESTMENT OBJECTIVE: Provide a market rate of return and relatively predictable income from U.S. Treasury and government agency issues with maturities of between five and fifteen years.

- INVESTMENT STRATEGY: Invest in top quality, low-risk obligations of the U.S. government and its agencies, foreign governments and supranational organizations.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). DFA Two-Year Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio use foreign currency contracts to hedge foreign currency risks. The International Portfolios may also do so. In an attempt to achieve its investment objectives, the Enhanced U.S. Large Company Portfolio uses index swap agreements and stock index futures to hedge against changes in securities prices. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:

----------------

Non-Feeder Portfolios and Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES

--------------------------------------


The Bar Charts and Tables opposite illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 years, and 10 years (or since inception if shorter) returns compare with those of a broad measure of market performance. Reimbursement fees applicable to purchases of shares in certain of the Portfolios are not reflected in the bar chart. If these fees, where applicable, were reflected, your returns would be less than those shown. Past performance is not an indication of future results. The U.S. 4-10 Value Portfolio has not been in operation for a full calendar year, so no information is shown for it.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE
COMPANY PORTFOLIO
Total Returns (%)
1991                                           30.12
1992                                            7.31
1993                                            9.61
1994                                            1.29
1995                                           37.08
1996                                           22.62
1997                                           33.07
1998                                           28.67
1999                                           20.78
January 1991-December 1999
Highest Quarter                                       Lowest Quarter
21.42                                  (10/98-12/98)           -9.93  (7/98-9/98)
Periods ending December 31, 1999
                                                 One            Five   Since 1/91
Annualized Returns (%)                          Year           Years    Inception
U.S. Large Company Portfolio                   20.78           28.30        20.58
S&P 500 Index                                  21.03           28.55        20.85
ENHANCED U.S. LARGE
COMPANY PORTFOLIO
Total Returns (%)
1997                                           32.73
1998                                           29.54
1999                                           19.37
January 1997-December 1999
Highest Quarter                                       Lowest Quarter
21.87                                  (10/98-12/98)           -9.79  (7/98-9/98)
Periods ending December 31, 1999
                                                 One      Since 8/96
Annualized Returns (%)                          Year       Inception
Enhanced U.S. Large Company Portfolio          19.37           29.26
S&P 500 Index                                  21.03           29.61
U.S. LARGE CAP
VALUE PORTFOLIO
Total Returns (%)
1994                                           -4.54
1995                                           38.26
1996                                           20.22
1997                                           28.13
1998                                           11.98
1999                                            4.80
January 1994-December 1999
Highest Quarter                                       Lowest Quarter
16.78                                  (10/98-12/98)          -17.08  (7/98-9/98)
Periods ending December 31, 1999
                                                 One            Five   Since 4/93
Annualized Returns (%)                          Year           Years    Inception
U.S. Large Cap Portfolio                        4.80           20.12        15.02
Russell 1000 Value Index                        7.35           23.08        17.57
U.S. 6-10
VALUE PORTFOLIO
Total Returns (%)
1994                                            1.21
1995                                           29.29
1996                                           22.32
1997                                           30.75
1998                                           -7.28
1999                                           13.04
January 1994-December 1999
Highest Quarter                                       Lowest Quarter
22.95                                    (4/99-6/99)          -22.30  (7/98-9/98)
Periods ending December 31, 1999
                                                 One            Five   Since 4/93
Annualized Returns (%)                          Year           Years    Inception
U.S. 6-10 Value Portfolio                      13.04           16.73        14.62
Russell 2000 Value Index                       -1.49           13.14        11.30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. 6-10 SMALL
COMPANY PORTFOLIO
Total Returns (%)
1993                                          13.66
1994                                          -1.34
1995                                          30.18
1996                                          17.67
1997                                          24.23
1998                                          -5.54
1999                                          25.41
January 1993-December 1999
Highest Quarter                                      Lowest Quarter
19.99                                   (4/99-6/99)          -22.09  (7/98-9/98)
Periods ending December 31, 1999
                                                One            Five   Since 4/92
Annualized Returns (%)                         Year           Years    Inception
U.S. 6-10 Small Company Portfolio             25.41           17.65        14.21
Russell 2000 Index                            21.26           16.70        14.12
U.S. 9-10 SMALL COMPANY PORTFOLIO
Total Returns (%)
1990                                         -21.56
1991                                          44.63
1992                                          23.35
1993                                          20.98
1994                                           3.11
1995                                          34.46
1996                                          17.62
1997                                          22.78
1998                                          -7.31
1999                                          29.79
January 1990-December 1999
Highest Quarter                                      Lowest Quarter
28.67                                   (1/91-3/91)          -23.22  (7/90-9/90)
Periods ending December 31, 1999
                                                One            Five          Ten
Annualized Returns (%)                         Year           Years        Years
U.S. 9-10 Small Company Portfolio             29.79           18.49        15.09
CRSP 9-10 Index                               37.16           19.82        14.80
DFA REAL ESTATE
SECURITIES PORTFOLIO
Total Returns (%)
1993                                          15.46
1994                                          -8.39
1995                                          12.07
1996                                          33.84
1997                                          19.37
1998                                         -15.38
1999                                          -1.98
January 1993-December 1999
Highest Quarter                                      Lowest Quarter
18.44                                 (10/96-12/96)           -9.79  (7/98-9/98)
Periods ending December 31, 1999
                                                One            Five   Since 1/93
Annualized Returns (%)                         Year           Years    Inception
DFA Real Estate Securities Portfolio          -1.98            8.23         6.66
Wilshire REIT-only Index                      -2.57            8.29         8.41
S&P 500 Index                                 21.03           28.55        21.51
LARGE CAP
INTERNATIONAL PORTFOLIO
Total Returns (%)
1992                                         -13.14
1993                                          25.85
1994                                           5.30
1995                                          13.05
1996                                           6.34
1997                                           5.51
1998                                          18.21
1999                                          28.50
January 1992-December 1999
Highest Quarter                                      Lowest Quarter
19.58                                 (10/98-12/98)          -14.15  (7/98-9/98)
Periods ending December 31, 1999
                                                One            Five   Since 8/91
Annualized Returns (%)                         Year           Years    Inception
Large Cap International Portfolio              28.5           14.01        11.03
MSCI EAFE Index (net dividends)               26.91           12.82        11.04

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO
Total Returns (%)
1995                                                                11.49
1996                                                                 7.81
1997                                                                -3.14
1998                                                                14.87
1999                                                                16.29
January 1995-December 1999
Highest Quarter                                                            Lowest Quarter
17.91                                                         (1/98-3/98)          -16.89    (7/98-9/98)
Periods ending December 31, 1999
                                                                      One            Five     Since 3/94
Annualized Returns (%)                                               Year           Years      Inception
DFA International Value Portfolio                                   16.29            9.23           8.13
MSCI EAFE Index (net dividends)                                     26.91           12.82          10.83
INTERNATIONAL SMALL
COMPANY PORTFOLIO
Total Returns (%)
1997                                                               -23.72
1998                                                                 8.20
1999                                                                21.87
January 1997-December 1999
Highest Quarter                                                            Lowest Quarter
20.06                                                         (1/98-3/98)          -17.65  (10/97-12/97)
Periods ending December 31, 1999
                                                                      One     Since 10/96
Annualized Returns (%)                                               Year       Inception
International Small Company Portfolio                               21.04           -1.17
Salomon Smith Barney Extended Market Index - Europe,
Pacific, Asia Composite                                             22.97            6.97
JAPANESE SMALL COMPANY PORTFOLIO
Total Returns (%)
1990                                                               -33.36
1991                                                                 7.11
1992                                                               -26.10
1993                                                                14.16
1994                                                                29.49
1995                                                                -3.57
1996                                                               -22.79
1997                                                               -54.78
1998                                                                16.07
1999                                                                14.74
January 1990-December 1999
Highest Quarter                                                            Lowest Quarter
28.44                                                         (1/94-3/94)          -32.91    (7/97-9/97)
Periods ending December 31, 1999
                                                                      One            Five            Ten
Annualized Returns (%)                                               Year           Years          Years
Japanese Small Company Portfolio                                    14.17          -14.99         -10.07
Salomon Smith Barney Extended Market Index-Japan                    31.98           -8.24          -6.89
PACIFIC RIM SMALL
COMPANY PORTFOLIO
Total Returns (%)
1993                                                                92.63
1994                                                               -12.06
1995                                                                -2.86
1996                                                                14.36
1997                                                               -42.10
1998                                                               -19.07
1999                                                                70.28
January 1993-December 1999
Highest Quarter                                                            Lowest Quarter
60.76                                                         (4/99-6/99)          -38.67  (10/97-12/97)
Periods ending December 31, 1999
                                                                      One            Five     Since 1/93
Annualized Returns (%)                                               Year           Years      Inception
Pacific Rim Small Company Portfolio                                 68.58           -2.68           5.64
Salomon Smith Barney Extended Market Index-Japan                    35.49            0.29           6.17

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

UNITED KINGDOM SMALL
COMPANY PORTFOLIO
Total Returns (%)
1990                                                                         -6.67
1991                                                                         14.76
1992                                                                        -13.96
1993                                                                         30.62
1994                                                                          4.64
1995                                                                         10.75
1996                                                                         29.79
1997                                                                          3.53
1998                                                                        -11.19
1999                                                                         41.83
January 1990-December 1999
Highest Quarter                                                     Lowest Quarter
19.83 (7/91-9/91)                                               -20.50 (7/98-9/98)
Periods ending December 31, 1999                                               One        Five         Ten
Annualized Returns (%)                                                        Year       Years       Years
United Kingdom Small Company Portfolio                                       41.83       13.05        8.81
Salomon Smith Barney Extended Market Index-United Kingdom                    33.22       18.43       13.74
CONTINENTAL SMALL COMPANY PORTFOLIO
Total Returns (%)
1990                                                                         -4.07
1991                                                                         -4.12
1992                                                                        -19.84
1993                                                                         25.30
1994                                                                         11.01
1995                                                                          0.02
1996                                                                         14.33
1997                                                                         11.70
1998                                                                         19.56
1999                                                                         -2.67
January 1990-December 1999
Highest Quarter                                                     Lowest Quarter
21.92 (1/98-3/98)                                               -15.78 (7/90-9/90)
Periods ending December 31, 1999                                               One        Five         Ten
Annualized Returns (%)                                                        Year       Years       Years
Continental Small Company Portfolio                                          -3.65        7.92        4.15
Salomon Smith Barney Extended Market Index-Europe ex-United
Kingdom                                                                      12.08       15.89        9.07
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
Total Returns (%)
1995                                                                          1.16
1996                                                                          0.94
1997                                                                        -22.72
1998                                                                          5.28
1999                                                                         19.04
January 1995-December 1999
Highest Quarter                                                     Lowest Quarter
20.23 (1/98-3/98)                                             -16.81 (10/97-12/97)
Periods ending December 31, 1999                                               One  Since 1/95
Annualized Returns (%)                                                        Year   Inception
DFA International Small Cap Value Portfolio                                  18.24       -0.42
Salomon Smith Barney Extended Market Index-Europe, Pacific,
Asia Composite                                                               22.97        7.04
EMERGING MARKETS PORTFOLIO
Total Returns (%)
1995                                                                          2.15
1996                                                                         11.40
1997                                                                        -18.92
1998                                                                         -9.44
1999                                                                         71.71
January 1995-December 1999
Highest Quarter                                                     Lowest Quarter
31.59 (10/98-12/98)                                             -22.00 (7/98-9/98)
Periods ending December 31, 1999                                               One        Five  Since 5/94
Annualized Returns (%)                                                        Year       Years   Inception
Emerging Markets Portfolio                                                   70.85        7.16        7.18
MSCI Emerging Markets Free Index                                             63.69       -0.14        0.39

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING MARKETS
VALUE PORTFOLIO
Total Returns (%)
1999                                                                  84.26
January 1999-December 1999
Highest Quarter                                                              Lowest Quarter
40.26                                                           (4/99-6/99)           -4.50  (7/99-9/99)
Periods ending December 31, 1999
                                                                        One      Since 4/98
Annualized Returns (%)                                                 Year       Inception
Emerging Markets Value Portfolio                                      83.34           30.23
MSCI Emerging Markets Free Index                                      63.69            6.82
EMERGING MARKETS
SMALL CAP PORTFOLIO
Total Returns (%)
1999                                                                  85.34
January 1999-December 1999
Highest Quarter                                                              Lowest Quarter
41.11                                                           (4/99-6/99)           -0.01  (7/99-9/99)
Periods ending December 31, 1999
                                                                        One      Since 3/98
Annualized Returns (%)                                                 Year       Inception
Emerging Markets Small Cap Portfolio                                  83.49           34.59
MSCI Emerging Markets Free Index                                      63.69            8.80
DFA ONE-YEAR FIXED
INCOME PORTFOLIO
Total Returns (%)
1990                                                                   9.09
1991                                                                   8.73
1992                                                                   5.19
1993                                                                   4.41
1994                                                                   2.46
1995                                                                   7.97
1996                                                                   5.78
1997                                                                   5.99
1998                                                                   5.68
1999                                                                   4.59
January 1990-December 1999
Highest Quarter                                              Lowest Quarter
2.52 (1/95-3/95)                                           0.26 (1/94-3/94)
Periods ending December 31, 1999
                                                                        One            Five          Ten
Annualized Returns (%)                                                 Year           Years        Years
DFA One-Year Fixed Income Portfolio                                    4.59            6.00         5.97
Three-Month U.S. Treasury Bills                                        4.83            5.35         5.29
Merrill Lynch U.S. Corporate & Government 1-3 Years Index              3.26            6.58         6.68
DFA TWO-YEAR GLOBAL
FIXED INCOME PORTFOLIO
Total Returns (%)
1997                                                                   5.87
1998                                                                   6.47
1999                                                                   4.57
January 1997-December 1999
Highest Quarter                                              Lowest Quarter
2.00 (4/97-6/97)                                           0.99 (4/99-6/99)
Periods ending December 31, 1999
                                                                        One      Since 3/96
Annualized Returns (%)                                                 Year       Inception
DFA Two-Year Global Fixed Income Portfolio                             4.57            6.07
Merrill Lynch 1-3 Years Government Index                               3.08            5.54

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO        12.74
TOTAL RETURNS (%)
1991
1992                                                      6.49
1993                                                     11.56
1994                                                     -4.33
1995                                                     16.06
1996                                                     10.77
1997                                                      8.31
1998                                                      8.37
1999                                                      3.71
January 1991-December 1999
Highest Quarter                                 Lowest Quarter
4.96 (7/92-9/92)                                                -4.11 (1/94-3/94)
Periods ending December 31, 1999
                                                           One               Five  Since 12/90
Annualized Returns (%)                                    Year              Years    Inception
DFA Five Year Global Fixed Income Portfolio               3.71               9.37         8.03
Lehman Intermediate
Government/Corporate Index                                0.39               7.09         7.11
DFA FIVE-YEAR GOVERNMENT PORTFOLIO
Total Returns (%)
1990                                                     10.82
1991                                                     14.62
1992                                                      7.30
1993                                                      8.31
1994                                                     -3.15
1995                                                      9.56
1996                                                      6.61
1997                                                      6.39
1998                                                      5.43
1999                                                      3.78
January 1990-December 1999
Highest Quarter                                 Lowest Quarter
5.43 (7/91-9/91)                             -2.35 (1/94-3/94)
Periods ending December 31, 1999
                                                           One               Five          Ten
Annualized Returns (%)                                    Year              Years        Years
DFA Five-Year Government Portfolio                        3.78               6.34         6.87
Lehman Intermediate Government Index                      0.50               6.93         7.10
DFA INTERMEDIATE
GOVERNMENT FIXED
INCOME PORTFOLIO
Total Returns (%)
1991                                                     16.88
1992                                                      7.60
1993                                                     11.63
1994                                                     -4.74
1995                                                     19.08
1996                                                      2.37
1997                                                      9.16
1998                                                     10.53
1999                                                     -3.57
January 1991-December 1999
Highest Quarter                                 Lowest Quarter
6.87 (4/95-6/95)                             -3.33 (1/94-3/94)
Periods ending December 31, 1999
                                                           One               Five  Since 11/90
Annualized Returns (%)                                    Year              Years    Inception
DFA Intermediate Government
Fixed Income Portfolio                                   -3.57               7.24         7.75
Lehman Government Index                                  -2.25               7.43         7.64

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

REIMBURSEMENT FEES (AS PERCENTAGE OF OFFERING PRICE)(1)

Japanese Small Company Portfolio............................   0.50%
Continental Small Company Portfolio.........................   1.00%
Pacific Rim Small Company Portfolio.........................   1.00%
Emerging Markets Portfolio..................................   0.50%
Emerging Markets Value Portfolio............................   0.50%
Emerging Markets Small Cap Portfolio........................   1.00%
DFA International Small Cap Value Portfolio.................  0.675%
International Small Company Portfolio(2)....................  0.675%

------------------------


 (1) Reimbursement fees are charged to purchasers of shares and paid to these Portfolios, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES.") They serve to offset costs incurred by a Portfolio when investing the proceeds from the sale of its shares. (See "VALUATION OF SHARES-Public Offering Price" for a more complete description of reimbursement fees.) The Master Funds in which the above Portfolio invest charge a reimbursement fee to purchasers of shares equal to the reimbursement fee charged by its corresponding Feeder Portfolio as set forth above (except DFA International Small Cap Value Portfolio which is not a Feeder Portfolio).


 (2) The reimbursement fee for the International Small Company Portfolio is a blended rate, which is based on the current target investment allocations among the International Master Funds. Consequently, the reimbursement fee for the International Small Company Portfolio will change from time to time if the Portfolio changes the target investment allocation in the International Master Funds. As of the date of this prospectus, the reimbursement fee for the Portfolio equals 0.675% of the net asset value of the shares of International Small Company Portfolio. An investor may call the Advisor at (310) 395-8005 for the reimbursement fee rate at the time of investment.

                         ANNUAL FUND OPERATING EXPENSES

               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicated below, the expenses in the following table are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1999.



                                                                                         TOTAL
                                                                                        ANNUAL
               ANNUAL FUND OPERATING EXPENSES                  MANAGEMENT    OTHER     OPERATING
          (AS A PERCENTAGE OF AVERAGE NET ASSETS)                 FEE       EXPENSES   EXPENSES
------------------------------------------------------------   ----------   --------   ---------
U.S. Large Company(3)(4)....................................      0.24%       0.07%      0.31%
Enhanced U.S. Large Company(3)(5)...........................      0.20%       0.20%      0.40%
U.S. Large Cap Value(3).....................................      0.25%       0.08%      0.33%
U.S. 4-10 Value(3)(6).......................................      0.30%       0.13%      0.43%
U.S. 6-10 Value(3)..........................................      0.50%       0.08%      0.58%
U.S. 6-10 Small Company(3)..................................      0.35%       0.08%      0.43%
U.S. 9-10 Small Company(3)..................................      0.50%       0.11%      0.61%
DFA Real Estate Securities..................................      0.30%       0.17%      0.47%
Large Cap International.....................................      0.25%       0.28%      0.53%
DFA International Value(3)..................................      0.40%       0.12%      0.52%
International Small Company(7)..............................      0.50%       0.25%      0.75%
Japanese Small Company(3)(8)................................      0.50%       0.23%      0.73%
Pacific Rim Small Company(3)(8).............................      0.50%       0.44%      0.94%
United Kingdom Small Company(3)(8)..........................      0.50%       0.22%      0.72%
Continental Small Company(3)(8).............................      0.50%       0.20%      0.70%
DFA International Small Cap Value...........................      0.65%       0.18%      0.83%
Emerging Markets(3).........................................      0.50%       0.41%      0.91%
Emerging Markets Value(3)...................................      0.50%       0.55%      1.05%
Emerging Markets Small Cap(3)...............................      0.65%       1.12%      1.77%
DFA One-Year Fixed Income(3)................................      0.15%       0.06%      0.21%
DFA Two-Year Global Fixed Income(3).........................      0.15%       0.12%      0.27%
DFA Five-Year Government....................................      0.20%       0.08%      0.28%
DFA Five-Year Global Fixed Income...........................      0.25%       0.14%      0.39%
DFA Intermediate Government Fixed Income(9).................      0.10%       0.11%      0.21%


------------------------

 (3) Feeder Portfolio. The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Feeder Portfolio.

 (4) Effective December 1, 1995, pursuant to the terms of the current administration agreement with respect to the U.S. Large Company Portfolio, the Advisor agreed to waive its fees and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Master Fund, on an annual basis, exceed 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. Under this arrangement, the net expense ratio was 0.15%.


 (5) Effective August 1, 1997, the Advisor has agreed to waive its fee under the administration agreement and assume direct and indirect expenses to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; the Portfolio's direct and indirect cumulative annual expenses may exceed 0.45% of average net assets on an annualized basis notwithstanding this fee waiver. This arrangement does not extend to the fees of the Master Fund in which the Portfolio invests its assets. For the fiscal year ended
    November 30, 1999, the Advisor was not required to waive any portion of its fee pursuant to such arrangement.

 (6) "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ended November 30, 2000. The Portfolio had not commenced operations as of the date of this Prospectus. The Advisor has agreed to waive its administrative fee and assume the direct and indirect expenses of the U.S. 4-10 Value Portfolio to the extent necessary to keep such cumulative expenses of the Portfolio to not more than 0.50% of the average net assets of the Portfolio on an annualized basis.



 (7) With respect to International Small Company Portfolio, the amount set forth under "Management Fee" reflects its portion of the management fee of each corresponding International Master Fund, which is equal to 0.10% of the average net assets of such Master Fund on an annual basis; the amounts set forth under "Other Expenses" and "Total Operating Expenses" also reflect the indirect payment of a portion of the expenses of the International Master Funds. The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the International Master Funds. The Advisor was not required to assume expenses or waive any portion of its fee pursuant to such arrangement for the fiscal year ended November 30, 1999.



 (8) Effective August 9, 1996, the Advisor agreed to waive its administrative fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Master Funds. For the fiscal year ended November 30, 1999, the Advisor was not required to waive or assume expenses of any portion of its fee pursuant to such agreement.



(9) Effective June 1, 1999, the annual investment advisory fee payable by the Portfolio was reduced from 0.15% to 0.10% of the net assets of the Portfolio.



    For purposes of the waivers and expense assumptions listed above (other than that described in footnote (6)), the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. For purposes of the waivers and expense assumptions described in footnote (6) above, the expenses referenced are the expenses incurred in any period consisting of thirty six consecutive months. The Advisor retains the right to recoup any fees and expenses that were previously waived during the preceeding thirty six months. The Advisor retains the right, subject to notification to the Board of Directors of the relevant Fund, to modify or eliminate the waiver of a portion of its fees or assumption of expenses in the future.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   ---------
U.S. Large Company(1).......................................     32        100         174         393
Enhanced US Large Company(2)................................     41        128         224         505
U.S. Large Cap Value........................................     34        106         185         418
U.S. 4-10 Value.............................................     54        170         N/A         N/A
U.S. 6-10 Value.............................................     59        186         324         726
U.S. 6-10 Small Company.....................................     44        138         241         542
U.S. 9-10 Small Company.....................................     62        195         340         762
DFA Real Estate Securities..................................     48        151         263         591
Large Cap International.....................................     54        170         296         665
DFA International Value.....................................     53        167         291         653
International Small Company.................................    144        306         482         992
Japanese Small Company......................................    124        282         454         952
Pacific Rim Small Company...................................    195        397         615       1,243
United Kingdom Small Company................................     74        230         401         894
Continental Small Company...................................    171        322         486         962
DFA International Small Cap Value...........................    152        331         525       1,086
Emerging Markets............................................    142        339         551       1,164
Emerging Markets Value......................................    157        382         626       1,326
Emerging Markets Small Cap..................................    278        652       1,050       2,163
DFA One-Year Fixed Income...................................     22         68         118         268
DFA Two-Year Global Fixed Income............................     28         87         152         343
DFA Five-Year Government....................................     29         90         157         356
DFA Five-Year Global Fixed Income...........................     40        125         219         493
DFA Intermediate Government Fixed Income....................     22         68         118         268


------------------------

 (1) The Example is based on gross expenses before reduction for waivers or assumption of expenses. See footnote 4 following the table of Annual Fund Operating Expenses.

 (2) The Example is based on gross expenses before reduction for waivers or assumption of expenses. See footnote 5 following the table of Annual Fund Operating Expenses.

    With respect to the Feeder Portfolios and International Small Company Portfolio, the table summarizes the aggregate annual operating expenses of both the Portfolios and the corresponding Master Funds in which the Portfolios invest.


                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the following Portfolios and Master Funds received the following net revenue from a securities lending program (See "SECURITIES LOANS") which constituted a percentage of the average daily net assets of the Portfolio or Master Fund:



                                                                            PERCENTAGE
                                                                              OF NET
PORTFOLIO/MASTER FUND                                         NET REVENUE     ASSETS
---------------------                                         -----------   ----------
U.S. Large Company Series...................................  $  115,000      0.01%
U.S. Large Cap Value Series.................................  $   57,000      0.00%
U.S. 4-10 Value Series......................................  $   88,000      0.03%
U.S. 6-10 Value Series......................................  $1,486,000      0.06%
U.S. 6-10 Small Company Series..............................  $  688,000      0.12%
U.S. 9-10 Small Company Series..............................  $1,774,000      0.13%
DFA Real Estate Securities Portfolio........................  $    4,000      0.00%
Large Cap International Portfolio...........................  $   67,000      0.04%
Japanese Small Company Series...............................  $  547,000      0.27%
Pacific Rim Small Company Series............................  $   97,000      0.06%
Continental Small Company Series............................  $  130,000      0.05%
DFA International Value Series..............................  $1,324,000      0.08%
DFA International Small Cap Value Portfolio.................  $  477,000      0.10%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES


    The Advisor serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund. Dimensional Fund Advisors Ltd. serves as sub-advisor of United Kingdom and Continental Small Company Portfolio's Master Fund. DFA Australia Limited serves as sub-advisor of Japanese and Pacific Rim Small Company Portfolio's Master Fund. Dimensional Fund Advisors Ltd. and DFA Australia Limited also provide consulting services to the Advisor with respect to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA International Value Portfolio's Master Fund, Emerging Markets Portfolio's Master Fund, Emerging Markets Small Cap Portfolio's Master Fund and Emerging Markets Value Portfolio's Master Fund. The Advisor provides each Feeder Portfolio and International Small Company Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")


                                DIVIDEND POLICY


PORTFOLIO/MASTER FUND                                                   YEARLY  SEMI-ANNUALLY  QUARTERLY  MONTHLY
---------------------                                                   ------  -------------  ---------  -------
U.S. Large Company                                                                                 X
Enhanced U.S. Large Company                                                                        X
U.S. Large Cap Value                                                                               X
U.S. 4-10 Value                                                           X
U.S. 6-10 Value                                                           X
U.S. 6-10 Small Company                                                   X
U.S. 9-10 Small Company                                                   X
DFA Real Estate Securities                                                X
Large Cap International                                                   X
DFA International Value                                                                            X
International Small Company                                               X

PORTFOLIO/MASTER FUND                                                   YEARLY  SEMI-ANNUALLY  QUARTERLY  MONTHLY
---------------------                                                   ------  -------------  ---------  -------
Japanese Small Company                                                    X
Pacific Rim Small Company                                                 X
United Kingdom Small Company                                              X
Continental Small Company                                                 X
DFA International Small Cap Value                                         X
Emerging Markets                                                          X
Emerging Markets Value                                                    X
Emerging Markets Small Cap                                                X
DFA One-Year Fixed Income*                                                                                   X
DFA Two-Year Global Fixed Income                                                                   X
DFA Five-Year Government                                                              X
DFA Five-Year Global Fixed Income                                                                  X
DFA Intermediate Government Fixed Income                                                           X



*   Net investment income will be distributed each month, except January.


PURCHASE, VALUATION AND REDEMPTION OF SHARES


    Shares of the International Equity Portfolios (except United Kingdom Small Company, Large Cap International and DFA International Value Portfolios) may be purchased at a public offering price, which is equal to the net asset value of their shares, plus a reimbursement fee. The reimbursement fee is paid to the Portfolio whose shares are purchased and used to defray the costs associated with investment of the proceeds from the sale of its shares. The shares of the remaining Portfolios are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares.


    The reimbursement fee for the International Small Company Portfolio is based on its current target investment allocations among the International Master Funds in which it invests. The reimbursement fee for the International Small Company Portfolio will change from time to time if the Portfolio changes the target investment allocations in the International Master Funds. No reimbursement fee is assessed in connection with any purchase of shares by exchange between International Small Company Portfolio and any of the Feeder Portfolios which invest in the International Master Funds.

    The value of the shares issued by each Feeder Portfolio and International Small Company Portfolio will fluctuate in relation to the investment experience of the Master Fund(s) in which such Portfolios invest. The value of the shares issued by all other Portfolios will fluctuate in relation to their own investment experience. Unlike shares of money market funds, the shares of DFA One-Year Fixed Income Portfolio (like the other Fixed Income Portfolios) will tend to reflect fluctuations in interest rates because the corresponding Master Fund in which the Portfolio invests does not seek to stabilize the price of its shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                          U.S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    U.S. Large Company Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500-Registered Trademark-Index, in terms of its total investment return. The Portfolio invests all of its assets in U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500-Registered Trademark- Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500-Registered Trademark- Index is comprised of a broad and diverse group of stocks most of which are traded on the New York Stock Exchange ("NYSE"). Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index.


    U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that this Series invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Series will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P
500-Registered Trademark- Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares. For information concerning Standard & Poor's Rating Group, a Division of The McGraw Hill Companies ("S&P"), and disclaimers of S&P with respect to the U.S. Large Company Portfolio and the U.S. Large Company Series, see "STANDARD & POOR'S--INFORMATION AND DISCLAIMERS."

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    Enhanced U.S. Large Company Portfolio seeks, as its investment objective, to achieve a total return which exceeds the total return performance of the S&P 500-Registered Trademark- Index. The Portfolio invests all of its assets in Enhanced U.S. Large Company Series of the Trust (the "Enhanced U.S. Large Company Series"). The Enhanced U.S. Large Company Series will have the same investment objective and policies as the Portfolio. Enhanced U.S. Large Company Series may invest in all of the stocks represented in the S&P 500-Registered Trademark- Index, options on stock indices, stock index futures, options on stock index futures, swap agreements on stock indices and shares of investment companies that invest in stock indices. Investments by the Series in shares of investment companies are limited by the federal securities laws and regulations governing mutual funds. The S&P 500-Registered Trademark-Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.

    The Enhanced U.S. Large Company Series may, from time to time, also invest in options on stock indices, stock index futures, options on stock index futures and swap agreements based on indices other than, but similar to, the S&P 500-Registered Trademark- Index (such instruments whether or not based on the S&P 500-Registered Trademark- Index hereinafter collectively referred to as "Index Derivatives"). The Enhanced U.S. Large Company Series may invest all of its assets in Index Derivatives. Certain of these Index Derivatives are speculative and may subject the Portfolio to additional risks. Assets of the Enhanced U.S. Large Company Series not invested in S&P 500-Registered Trademark- stocks or Index Derivatives may be invested in the same types of short-term fixed income obligations as may be acquired by DFA Two-Year Global Fixed Income Series and, to the extent allowed by the 1940 Act, shares of money market mutual funds (collectively, "Fixed Income Investments") (See "INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS--Description of Investments"). The Series' investments in the securities of other investment companies may involve duplication of certain fees and expenses.

    The percentage of assets of the Enhanced U.S. Large Company Series that will be invested at any one time in S&P 500-Registered Trademark- Index stocks, Index Derivatives and Fixed Income Investments may vary from time to time, within the discretion of the Advisor and according to restraints imposed by the federal securities laws and regulations governing mutual funds. The Enhanced U.S. Large Company Series will maintain a segregated account consisting of liquid assets (or, as permitted by applicable interpretations, enter into offsetting positions) to cover its open positions in Index Derivatives to avoid leveraging of the Series.

    The Enhanced U.S. Large Company Series will enter into positions in futures and options on futures only to the extent such positions are permissible with respect to applicable rules of the Commodity Futures Trading Commission without registering the Series or the Trust as a commodities pool operator. In addition, the Enhanced U.S. Large Company Series may not be able to utilize Index Derivatives to the extent otherwise permissible or desirable because of constraints imposed by the Internal Revenue Code of 1986, as amended (the "Code"), or by unanticipated illiquidity in the marketplace for such instruments.

    It is the position of the Securities and Exchange Commission (the "SEC") that over-the-counter options are illiquid. Accordingly, the Enhanced U.S. Large Company Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

                 STANDARD & POOR'S--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio or the Enhanced U.S. Large Company Portfolio (the "Large Company Portfolios"), nor the U.S. Large Company Series or the Enhanced U.S. Large Company Series (the "Large Company Master Funds") are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Large Company Portfolios or the Large Company Master Funds or any member of the public regarding the advisability of investing in securities generally or in the Large Company Portfolios or the Large Company Master Funds particularly or the ability of the S&P 500-Registered Trademark- Index to track general stock market performance. S&P's only relationship to the Large Company Portfolios or the Large Company Master Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500-Registered Trademark- Index which is determined, composed and calculated by S&P without regard to the Large Company Portfolios or the Large Company Master Funds. S&P has no obligation to take the needs of the Large Company Portfolios, the Large Company Master Funds or their respective owners into consideration in determining, composing or calculating the S&P 500-Registered Trademark- Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Large Company Portfolios or the Large Company Master Funds or the issuance or sale of the Large Company Portfolios or the Large Company Master Funds or in the determination or calculation of the equation by which the Large Company Portfolios or the Large Company Master Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Portfolios or the Large Company Master Funds.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR

FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each of these Portfolios is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio and U.S. 6-10 Value Portfolio will pursue their investment objectives by investing all of their assets in U.S. Large Cap Value Series (the "Large Cap Value Series"), U.S. 4-10 Value Series (the "4-10 Value Series") and U.S. 6-10 Value Series (the "6-10 Value Series") of the Trust, respectively. These series are collectively called the "Value Master Funds." Each Value Master Fund has the same investment objective and policies as the corresponding Value Portfolio. Ordinarily, each of the Value Master Funds will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and will be considered eligible for investment. The Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE. The 6-10 Value Series will purchase common stocks of companies whose market capitalizations are smaller than that of the company having the median market capitalization of companies whose shares are listed on the NYSE. The 4-10 Value Series will purchase common stocks of companies whose market capitalizations are equal to the market capitalizations of companies in the 4th through 10th deciles of those companies listed on the NYSE. With respect to the 9th and 10th deciles, the 4-10 Value Series may limit purchases of such common stocks to those times when it is advantageous to do so.

PORTFOLIO CONSTRUCTION

    The Value Master Funds will purchase securities that are listed on the principal U.S. national securities exchanges or traded or the over-the-counter market ("OTC"). Each of the Value Master Funds is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase.

    On not less than a semi-annual basis, for each Value Master Fund, the Advisor will calculate the book to market ratio necessary to determine those companies whose stock may be eligible for investment.

PORTFOLIO TRANSACTIONS

    The Value Master Funds do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments generally will be made in most of the eligible securities on a market capitalization weighted basis.

    Large Cap Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by that Series. The 4-10 and 6-10 Value Series each may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by those Series.

    In addition, Large Cap Value Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by that Series. The 4-10 and 6-10 Value Series may also sell portfolio securities in the same circumstances, however, each of those Series anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.


                         U.S. SMALL COMPANY PORTFOLIOS


INVESTMENT OBJECTIVES AND POLICIES

    Each U.S. Small Company Portfolio, and the U.S. 6-10 Small Company and
U.S. 9-10 Small Company Series of the Trust (the "U.S. Small Company Master Funds") have an investment objective to achieve long-term capital appreciation. The U.S. Small Company Portfolios provide investors with access to securities portfolios consisting of small U.S. companies. Company size will be determined for purposes of these Master Funds solely on the basis of a company's market capitalization which will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.

    Each U.S. Small Company Master Fund will invest at least 80% of its assets in equity securities of U.S. companies and will be structured to reflect reasonably the relative market capitalizations of its portfolio companies. The Advisor believes that over the long term the investment performance of small companies is superior to large companies. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the U.S. Small Company Master Funds, may participate in the investment performance of these companies through ownership of a Portfolio's stock.

U.S. 6-10 SMALL COMPANY PORTFOLIO

    U.S. 6-10 Small Company Portfolio invests all of its assets in the U.S. 6-10 Small Company Series of the Trust (the "6-10 Series"), which has the same investment objective and policies as the Portfolio. The 6-10 Series will invest in a broad and diverse group of small U.S. companies having readily marketable securities. References in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the small one-half (deciles 6 through 10) of companies listed on the NYSE. The 6-10 Series will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") or traded OTC. The 6-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. Generally, it is the intention of the 6-10 Series to acquire a portion of the common stock of eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "SMALL COMPANY MASTER FUNDS--Portfolio Construction.") In the future, the 6-10 Series may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the 6-10 Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the 6-10 Series' net assets at the time of purchase.

U.S. 9-10 SMALL COMPANY PORTFOLIO

    U.S. 9-10 Small Company Portfolio pursues its investment objective by investing all of its assets in the U.S. 9-10 Small Company Series of the Trust (the "9-10 Series"). The 9-10 Series will invest in a broad and diverse segment of small U.S. companies having readily marketable stocks, and whose market capitalization is not larger than the largest of those in the quintile of companies listed on the NYSE having the smallest market capitalizations (smallest 20%). The 9-10 Series will purchase stocks of companies whose shares are listed on the NYSE or AMEX or traded OTC. The 9-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. There is some overlap in the companies in which the 9-10 Series and the 6-10 Series invest. Generally, it is the intention of the 9-10 Series to acquire a portion of the stock of eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "SMALL COMPANY MASTER FUNDS--Portfolio Construction.") In the future, the 9-10 Series may include stocks of small U.S. companies which are listed on other U.S. securities exchanges. The 9-10 Series is authorized to invest in privately placed convertible debentures and the value thereof together with the value of all other illiquid investments may not exceed 10% of the value of the 9-10 Series' net assets at the time of purchase.

    For the discussion of portfolio construction and portfolio transactions for U.S. Small Company Portfolios, see "SMALL COMPANY MASTER FUNDS--Portfolio Construction" and "SMALL COMPANY MASTER FUNDS--Portfolio Transactions."


                      DFA REAL ESTATE SECURITIES PORTFOLIO


INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio will concentrate investments in readily marketable equity securities of companies whose principal activities include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. In the future, the Advisor may determine to include companies in other sectors of the real estate industry in the Portfolio.

    The Portfolio will invest in shares of real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITS can generally be classified as Equity REITS, Mortgage REITS and Hybrid REITS. Equity REITS invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITS can also realize capital gains by selling properties that have appreciated in value. Mortgage REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITS combine the characteristics of both Equity REITS and Mortgage REITS. At the present time, the Portfolio intends to invest only in Hybrid REITS and Equity REITS.

    It is anticipated that, ordinarily, at least 80% of the net value of the Portfolio will be invested in securities of companies in the U.S. real estate industry. The Portfolio will make equity investments only in securities traded in the U.S. securities markets, principally on the NYSE, AMEX and OTC. In addition, the Portfolio is authorized to lend its portfolio securities (see "SECURITIES LOANS"), and to purchase and sell financial futures contracts and options thereon. To the extent that the Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, the Portfolio will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

PORTFOLIO CONSTRUCTION

    The Advisor has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. It is the intention of the Portfolio to purchase a portion of the equity securities of all of these companies on a market capitalization weighted basis.

    The Portfolio will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization in relation to other eligible issuers in the real estate industry. However, even though a company's stock may meet the applicable criteria described above, it will not be purchased by the Portfolio if, at the time of purchase, in the judgment of the Advisor, the issuer is in extreme financial difficulty or is involved in a merger or consolidation or is the subject of an acquisition which could result in the company no longer being considered principally engaged in the real estate business.

    If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the Portfolio, as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. (See "REDEMPTION OF SHARES.") Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that strict adherence to market capitalization weighting might require.

    Investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the Portfolio's schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this prospectus.

                      INTERNATIONAL PORTFOLIOS--COUNTRIES

    As you read the following descriptions of the International Portfolios, please refer to the tables below to determine in what countries each Portfolio invests. As of the date of this Prospectus, the International Master Funds and Portfolios are invested or authorized to invest in the countries listed in the tables below. The Advisor will determine in its discretion when and whether to invest in countries which have been authorized, depending on a number of factors such as asset growth in a portfolio and characteristics of each country's markets.

                               DEVELOPED MARKETS


                                                                                                    DFA
                                       DFA       JAPANESE    PACIFIC       U.K.     CONTINENTAL INTERNATIONAL
                       LARGE CAP    INTERNATIONAL  SMALL    RIM SMALL     SMALL       SMALL      SMALL CAP
                       INTERNATIONAL   VALUE     COMPANY     COMPANY     COMPANY     COMPANY       VALUE
      COUNTRIES        PORTFOLIO      SERIES      SERIES      SERIES      SERIES     SERIES      PORTFOLIO
Australia............   Invested     Invested       NA       Invested       NA         NA        Invested
Austria..............   Invested     Invested       NA          NA          NA      Invested     Invested
Belgium..............   Invested     Invested       NA          NA          NA      Invested     Invested
Denmark..............   Invested     Invested       NA          NA          NA      Invested     Invested
Finland..............   Invested     Invested       NA          NA          NA      Invested     Invested
France...............   Invested     Invested       NA          NA          NA      Invested     Invested
Germany..............   Invested     Invested       NA          NA          NA      Invested     Invested
Hong Kong............   Invested     Invested       NA       Invested       NA         NA        Invested
Ireland..............   Invested     Invested       NA          NA          NA      Invested     Invested
Italy................   Invested     Invested       NA          NA          NA      Invested     Invested
Japan................   Invested     Invested    Invested       NA          NA         NA        Invested
Malaysia.............      NA           NA          NA      Invested*       NA         NA           NA
Netherlands..........   Invested     Invested       NA          NA          NA      Invested     Invested
New Zealand..........   Invested     Invested       NA       Invested       NA         NA        Invested
Norway...............   Invested     Invested       NA          NA          NA      Invested     Invested
Portugal.............   Invested     Invested       NA          NA          NA         NA           NA
Singapore............   Invested     Invested       NA       Invested       NA         NA        Invested
Spain................   Invested     Invested       NA          NA          NA      Invested     Invested
Sweden...............   Invested     Invested       NA          NA          NA      Invested     Invested
Switzerland..........   Invested     Invested       NA          NA          NA      Invested     Invested
United Kingdom.......   Invested     Invested       NA          NA       Invested      NA        Invested



* As of September 10, 1998, the Pacific Rim Small Company Series discontinued further investment in Malaysian securities and began divesting itself of such securities as a consequence of certain restrictions imposed by the Malaysian government on the repatriation of assets by foreign investors such as the Series.

                                EMERGING MARKETS


                            EMERGING MARKET     EMERGING MARKETS VALUE   EMERGING MARKETS SMALL
        COUNTRIES                SERIES                  FUND                     CAP
Argentina................       Invested               Invested                 Invested
Brazil...................       Invested               Invested                 Invested
Chile....................       Invested               Invested                    NA
Greece...................       Invested               Invested                 Invested
Indonesia................       Invested               Invested                 Invested
Israel...................       Invested               Invested                 Invested
Korea....................       Invested               Invested                 Invested
Malaysia.................       Invested               Invested                 Invested
Mexico...................       Invested               Invested                 Invested
Philippines..............       Invested               Invested                 Invested
Portugal.................       Invested               Invested                    NA
Taiwan...................       Approved               Approved                 Approved
Thailand.................       Invested               Invested                 Invested
Turkey...................       Invested               Invested                 Invested
Hungary..................       Approved               Approved                 Approved
Poland...................       Approved               Approved                 Approved



                       LARGE CAP INTERNATIONAL PORTFOLIO


INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation by investing in the stocks of non-U.S. large companies. The Portfolio intends to invest in the stocks of large companies in Europe, Australia and the Far East.

    Under normal market conditions, at least 65% of the Portfolio's assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Portfolio invests in index futures contracts for other than bona fide hedging purposes, the Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts.

    The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holdings within the same country. Generally, the companies whose stocks will be selected by the Advisor for the Portfolio will be in the largest 50% in terms of market capitalization for each country.

    It is management's belief that the stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of large company stocks for inclusion in the Portfolio involves greater risk than including a large number of them.

    The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

                       DFA INTERNATIONAL VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of DFA International Value Portfolio is to achieve long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets.

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, the Series will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the value stocks of large companies, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

    The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.


                     INTERNATIONAL SMALL COMPANY PORTFOLIOS


INVESTMENT OBJECTIVES AND POLICIES

    The International Small Company Portfolio, and the Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Series of the Trust (the latter four being referred to hereinafter as the "International Small Company Master Funds") each have an investment objective to achieve long-term capital appreciation. The International Small Company Portfolios provide investors with access to securities portfolios consisting of small Japanese, United Kingdom, European and Pacific Rim companies. Company size will be determined for purposes of these Portfolios and Master Funds solely on the basis of a company's market capitalization which will be calculated by multiplying the number of outstanding shares of the company that are similar to domestic common stocks by the price of the company's stock.

    Each International Small Company Master Fund intends to invest at least 80% of its assets in equity securities of its targeted country or region of the world. The International Small Company Master Funds will be structured to reflect reasonably the relative market capitalizations of their portfolio companies. The Advisor believes that over the long term the investment performance of small companies is superior to large companies and that investment in the Portfolios is an effective way to improve global diversification. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the International Small Company Master Funds, may participate in the investment performance of these companies through ownership of a Portfolio's stock.

INTERNATIONAL SMALL COMPANY PORTFOLIO

    The International Small Company Portfolio seeks to achieve its investment objective by investing virtually all of its assets in up to four International Small Company Master Funds in such relative portions as determined by the Advisor from time to time. For a complete description of the investment objectives and policies, portfolio structure and transactions for each International Small Company Master Fund, see "INTERNATIONAL SMALL COMPANY PORTFOLIOS--INVESTMENT OBJECTIVES AND POLICIES." The International Small Company Portfolio is designed for investors who wish to achieve their investment objective of capital appreciation by participating in the investment performance of a broad range of equity securities of Japanese, United Kingdom, European and Pacific Rim small companies.

    As of the date of this prospectus, the International Small Company Portfolio invests in the shares of the International Small Company Master Funds within the following percentage ranges:

INTERNATIONAL SMALL COMPANY MASTER FUNDS                   INVESTMENT RANGE
----------------------------------------                   ----------------
Japanese Small Company...................................       20-45%
Pacific Rim Small Company................................        0-25%
United Kingdom Small Company.............................        5-25%
Continental Small Company................................       20-45%


    The allocation of the assets of International Small Company Portfolio to be invested in the International Small Company Master Funds will be determined by the Advisor on at least a semiannual basis. In setting the target allocation, the Advisor will first consider the market capitalizations of all eligible companies in each of the International Small Company Master Funds. The Advisor will calculate the market capitalizations for each International Small Company Master Fund in the manner described under "INTERNATIONAL SMALL COMPANY PORTFOLIOS--INVESTMENT OBJECTIVES AND POLICIES." In determining the target allocations, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings between companies on a portfolio by portfolio basis and may take into account the existence of substantial private or government ownership of the shares of a company. The Advisor may also consider such other factors as it deems appropriate with respect to determining the target allocations. The Advisor expects to change the relative weights ascribed to each International Small Company Master Fund, based on its updated market capitalization calculations, when it determines that fundamental changes in the relative values ascribed by market forces to each relevant geographic area have occurred. To maintain target weights during the period, adjustments may be made by applying future purchases by International Small Company Portfolio in proportion necessary to rebalance the investment portfolio of the Portfolio. Under normal conditions, the target allocations for investment by the Portfolio in the International Small Company Master Fund are: Japanese Small Company Series--25%; United Kingdom

Small Company Series--20%; Continental Small Company Series--40%; and Pacific Rim Small Company Series--15%. As of the date of this prospectus, the target allocations noted above do not reflect current allocations.


JAPANESE SMALL COMPANY PORTFOLIO

    Japanese Small Company Portfolio invests all of its assets in the Japanese Small Company Series of the Trust (the "Japanese Series"), which has the same investment objective and policies as the Portfolio. The Japanese Series will invest in a broad and diverse group of readily marketable stocks of Japanese small companies which are traded in the Japanese securities markets. Generally, reference in this prospectus to the term "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange ("TSE").

    While the Japanese Series will invest primarily in the stocks of small companies which are listed on the TSE, it may acquire the stocks of Japanese small companies which are traded in other Japanese securities markets as well. It is the intention of the Japanese Series to acquire a portion of the stock of each of these companies on a market capitalization weighted basis. (See "SMALL COMPANY MASTER FUNDS--Portfolio Construction.")

PACIFIC RIM SMALL COMPANY PORTFOLIO


    Pacific Rim Small Company Portfolio invests all of its assets in the Pacific Rim Small Company Series of the Trust (the "Pacific Rim Series"), which has the same investment objective and policies as the Portfolio. The Pacific Rim Series is authorized to invest in stocks of a broad and diverse group of small companies located in Australia, New Zealand and Pacific Rim Asian countries whose shares are traded principally on the securities markets located in those countries.


    Company size will be determined by the Advisor in a manner that will compare the market capitalizations of the companies in all countries in which the Pacific Rim Series invests. The Advisor typically will use the appropriate country indices of the Financial Times Actuaries World Index ("FTW") converted to a common currency and aggregated, to define "small companies." Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 30% of companies (8th, 9th and 10th deciles) listed in the FTW as combined for the countries in which the Pacific Rim Series invests will be considered to be "small companies" and will be eligible for purchase by the Pacific Rim Series.

    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Pacific Rim Series does not intend to purchase shares of any company whose market capitalization is less than $5,000,000. The Pacific Rim Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis. (See "SMALL COMPANY MASTER FUNDS--Portfolio
Construction.")

UNITED KINGDOM SMALL COMPANY PORTFOLIO


    United Kingdom Small Company Portfolio invests all of its assets in the United Kingdom Small Company Series of the Trust (the "United Kingdom Series"), which has the same investment objective and policies as the Portfolio. The United Kingdom Series will invest in a broad and diverse group of readily marketable stocks of United Kingdom small companies which are traded principally on the London Stock Exchange ("LSE"). Generally, reference in this prospectus to a "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the LSE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times Actuaries All Share Index ("FTA").

    The FTA is an index of stocks traded on the LSE, which is similar to the S&P 500-Registered Trademark- Index, and is used by investment professionals in the United Kingdom for the same purposes as investment professionals in the United States use the S&P 500-Registered Trademark- Index. While the FTA typically will be used by the United Kingdom Series to determine the maximum market capitalization of any company whose stock the Series will purchase, acquisitions by the United Kingdom Series will not be limited to stocks which are included in the FTA. The United Kingdom Series will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5,000,000.


    It is the intention of United Kingdom Series to acquire a portion of the stock of each eligible company on a market capitalization basis. (See "SMALL COMPANY MASTER FUNDS--Portfolio Construction.")

CONTINENTAL SMALL COMPANY PORTFOLIO

    Continental Small Company Portfolio invests all of its assets in the Continental Small Company Series of the Trust (the "Continental Series"), which has the same investment objective and policies as the Portfolio. The Continental Series is authorized to invest in readily marketable stocks of a broad and diverse group of small companies organized under the laws of certain European countries (See the list of countries under "INTERNATIONAL PORTFOLIOS--Countries" above). Company size will be determined by the Advisor in a manner that will compare the market capitalizations of companies in all countries in which the Continental Series invests. The Advisor typically will use the appropriate country indices of the FTW converted to a common currency, the U.S. dollar, and aggregated to define "small companies." The FTW consists of a series of country indices which contain generally the largest companies in the major industry sectors in proportion to their market capitalization whose shares are available for purchase by nonresident investors. Its constituents represent about 70% of the total market capitalization of the respective markets. Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 20% (9th and 10th deciles) of companies listed in the FTW as combined for the countries in which the Continental Series invests will be considered to be "small companies" and will be eligible for purchase by the Continental Series.

    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Continental Series does not intend, however, to purchase shares of any company whose market capitalization is less than the equivalent of $5,000,000. The Continental Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Advisor may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. (See "SMALL COMPANY MASTER FUNDS--Portfolio Construction.")

                           SMALL COMPANY MASTER FUNDS

PORTFOLIO CONSTRUCTION


    Each U.S. Small Company Master Fund and International Small Company Master Fund (collectively the "Small Company Master Funds") is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Small Company Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. The following discussion applies to the investment policies of the Small Company Master Funds.


    The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except that with respect to Continental and Pacific Rim Series, such determination shall be made by reference to other companies located in all countries in which those Series invest. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that Continental and Pacific Rim Series each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as part of a merger, consolidation or acquisition of assets.)

    If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased, as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities. (See "SMALL COMPANY MASTER FUNDS--Portfolio Transactions.")

    It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.

    Generally, current income is not sought as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.


PORTFOLIO TRANSACTIONS



    On a periodic basis, the Advisor will review the holdings of each Small Company Master Fund and determine which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies. The present policy of the Advisor (except with respect to the 6-10 Series) is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the particular Small Company Master Fund as determined periodically by the Advisor. The Advisor may, from time to time, revise that policy if, in the opinion of the Advisor, such revision is necessary to maintain appropriate market capitalization weighting.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of small non-U.S. companies that have a high book to market ratio. The Investment Committee of the Advisor will initially set the standards for determining whether the shares of a company in any given country will be considered to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book to market ratio. Generally, such shares will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The Investment Committee will periodically review its standards for determining high book to market value and will adjust the standards accordingly. The Portfolio intends to invest in the stocks of small companies in countries with developed markets. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in value stocks of small companies, organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. As of the date of this prospectus, the Portfolio intends to invest in small companies which, for purposes of this Portfolio, are defined as companies having no more than $800 million of market capitalization. The Advisor may reset such ceiling from time to time to reflect changing market conditions. The Advisor believes that such maximum amount accounts for variations in company size among countries and provides a sufficient universe of eligible companies. Currently no more than 40% of the Portfolio's assets is invested in such companies in any one country, and if this changes, a supplement to this prospectus will disclose such change. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Portfolio invests in futures contracts for other than bona fide hedging purposes, the Portfolio will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

    The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the stocks of small companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

    The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

                          EMERGING MARKETS PORTFOLIO,
                      EMERGING MARKETS VALUE PORTFOLIO AND
                      EMERGING MARKETS SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of both the Emerging Markets Portfolio and the Emerging Markets Small Cap Portfolio is to achieve long-term capital appreciation. The Emerging Markets Portfolio invests all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Small Cap Portfolio invests all of its assets in the Emerging Markets Small Cap Series of the Trust (the "Emerging Markets Small Cap Series"), which has the same investment objective and policies as the Portfolio. The investment objective of the Dimensional Emerging Markets Value Fund Inc. ("Dimensional Emerging Markets Value Fund") is to seek long-term capital growth through investment primarily in emerging market equity securities. The Emerging Markets Value Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund, which has the same investment objective and policies as the Portfolio. The Emerging Markets Series, the Emerging Markets Small Cap Series and the Dimensional Emerging Markets Value Fund are referred to collectively as the "Emerging Markets Master Funds." Each Emerging Markets Master Fund seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). (See the list of countries under "INTERNATIONAL PORTFOLIOS--COUNTRIES" above.) Each Emerging Markets Master Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

EMERGING MARKETS MASTER FUNDS CHARACTERISTICS AND POLICIES

    The Emerging Markets Series of the Trust will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Small Cap Series of the Trust will seek a broad market coverage of smaller companies within each Approved Market. This Series will attempt to own shares of companies whose market capitalization is less than $1.5 billion. On a periodic basis, the Advisor will review the holdings of the Emerging Markets Small Cap Series and determine which, at the time of such review, are no longer considered small emerging market companies. The present policy is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, 100% larger than the largest market capitalization that is eligible for purchase as set by the Advisor for that Approved Market.

    The Dimensional Emerging Markets Value Fund seeks to achieve its objective by investing in emerging market equity securities which are deemed by the Advisor to be value stocks at the time of purchase. Securities are considered value stocks primarily because they have a high book value in relation to their market value. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry.

    The Dimensional Emerging Markets Value Fund's policy is to seek to achieve its investment objective by investing in emerging market equity securities across all market capitalizations, and specifically those which are deemed by the Advisor to be value stocks at the time of purchase, as described above.

    Each Emerging Markets Master Fund may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within Approved Markets, restrictions on purchases by foreigners, and each Emerging Markets Master Fund's policy not to invest more than 25% of its assets in any one industry.

    Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities; the Emerging Markets Small Cap Series will invest at least 65% of its assets in small company (as defined above) Approved Market securities; and the Dimensional Emerging Markets Value Fund will invest at least 65% of its assets in Approved Market equity securities that are deemed by the Advisor to be value stocks at the time of purchase. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

    With respect to the Emerging Markets Series and Emerging Markets Small Cap Series, the Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. In determining what countries have emerging markets with respect to the Dimensional Emerging Markets Value Fund, the data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation, among other things, will be considered. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series, the Emerging Markets Small Cap Series and the Dimensional Emerging Markets Value Fund.


    Each Emerging Markets Master Fund may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but not less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.


    The Emerging Markets Master Funds also may invest up to 10% of their total assets in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for an Emerging Markets Master Fund to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' and Emerging Markets Small Cap Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

    Even though a company's stock may meet the applicable market capitalization criterion for a Series or the Dimensional Emerging Markets Value Fund's criterion for investment, it may not be included in an Emerging Markets Master Fund for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500-Registered Trademark- Index). The Advisor will also exercise discretion in determining the allocation of investments as between Approved Markets.

    Changes in the composition and relative ranking (in terms of book to market ratio) of the stocks which are eligible for purchase by the Dimensional Emerging Markets Value Fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible value stocks which are eligible for investment. Such list will be revised no less than semi-annually.

    It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in a Series involves greater risk than including a large number of them.

    The Emerging Markets Master Funds do not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in an Emerging Markets Master Fund do pay dividends. It is anticipated, therefore, that the Emerging Markets Master Funds will receive dividend income.

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO

    The investment objective of DFA One-Year Fixed Income Portfolio is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The DFA One-Year Fixed Income Portfolio invests all of its assets in the DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Series' policy that the weighted average length of maturity of investments will not exceed one year. The Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Series may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies (see "Investments in the Banking Industry").

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

    The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. The DFA Two-Year Global Fixed Income Portfolio invests all of its assets in the DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development ("OECD"). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Series will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

    The Series will acquire obligations which mature within two years from the date of settlement. Because many of the Series' investments will be denominated in foreign currencies, the Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Series may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies (see "Investment in the Banking Industry").

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

    The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies. Ordinarily, the Portfolio will invest at least 65% of its assets in U.S. government obligations and U.S. government agency obligations that mature within five years from the date of settlement. The Portfolio will also acquire repurchase agreements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

    The investment objective of DFA Five-Year Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper rated as set forth in "Description of Investments" and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries, such as those countries which are members of the OECD. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. The Portfolio will invest at least 65% of its assets in obligations which mature within five years from the date of settlement. Because many of the Portfolio's investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

    The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital. Ordinarily, the Portfolio will invest at least 65% of its assets in non-callable obligations issued or guaranteed by the U.S. government and U.S. government agencies, AAA rated, dollar-denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. Since government guaranteed mortgage backed securities are considered callable, such securities will not be included in the Portfolio.

    Generally, the Portfolio will purchase securities with maturities of between five and fifteen years. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will have an average weighted maturity, based upon market values, of between seven to ten years. One of the benefits of the Portfolio is expected to be that in a period of steeply falling interest rates, the Portfolio should perform well because of its average weighted maturity and the high quality and non-callable nature of its investments. The Portfolio is expected to match or exceed the returns of the Lehman Brothers Treasury Index, without exceeding the volatility of that Index.

    The Portfolio may invest more than 5% of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality. The Portfolio also may invest in futures contracts on U.S. Treasury securities or options on such contracts for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. However, the Portfolio will not purchase futures contracts or options thereon if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios and the One-Year Fixed Income and Two-Year Global Fixed Income Series.

                                                           PERMISSIBLE CATEGORIES:
                                                           -----------------------
DFA One-Year Fixed Income Series.........................             1-6,8
DFA Two-Year Global Fixed Income Series..................              1-10
DFA Five-Year Government Portfolio.......................             1,2,6
DFA Five-Year Global Fixed Income Portfolio..............              1-10
DFA Intermediate Government Fixed Income Portfolio.......         1,2,6,7,8

    1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS--Nonconvertible corporate debt securities (e.g., bonds and debentures, which are issued by companies whose commercial paper is rated Prime1 by Moody's Investors Services, Inc. ("Moody's") or A1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

    4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

    5. COMMERCIAL PAPER--Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS--Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

    8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

    9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

    10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    The categories of investments that may be acquired by each of the Fixed Income Portfolios (other than DFA Intermediate Government Fixed Income Portfolio) and the One-Year Fixed Income and Two-Year Global Fixed Income Series may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The One-Year Fixed Income Series and Two-Year Global Fixed Income Series will invest more than 25% of their total respective assets in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. The Feeder Portfolios that invest in the above Master Funds, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, each have the same policy. This policy can only be changed by a vote of shareholders. Investments in the Master Funds will not be considered investments in the banking industry so that a Feeder Portfolio may invest all or substantially all of its assets in its respective Master Fund. When investment in such obligations exceeds 25% of the total net assets of any of these Master Funds, such Master Fund will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, (i) the One-Year Fixed Income Series is not concentrating its investment in this industry and
(ii) the Two-Year Global Fixed Income Series is concentrating its investment in this industry.

    The types of bank and bank holding company obligations in which the One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Series' established credit rating criteria as stated under "Description of Investments." In addition, both Series are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The One-Year Fixed Income Series and Two-Year Global Fixed Income Series will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Series will be chosen with a view to maximizing anticipated returns, net of trading costs.

    The One-Year Fixed Income Series, Two-Year Global Fixed Income Series and DFA Five-Year Government Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the Two-Year Global Fixed Income Series, could be 0% to 200%. While the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of a Portfolio, the One-Year Fixed Income Series or the Two-Year Fixed Income Series will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.

    The DFA Five-Year Global Fixed Income Portfolio will be managed with a view to capturing maturity risk premiums. Ordinarily the Portfolio will invest primarily in obligations issued or guaranteed by foreign governments and their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations. The Portfolio will own obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities also. At times when, in the Advisor's judgement, eligible foreign securities do not offer maturity risk premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.


                               PORTFOLIO TURNOVER


    The Enhanced U.S. Large Company and DFA Two-Year Global Fixed Income Portfolios engage in frequent trading of portfolio securities. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.


                     PORTFOLIO TRANSACTIONS--ALL PORTFOLIOS


    With respect to all Domestic and International Equity Portfolios and the Master Funds in which such Portfolios might invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio.

                                SECURITIES LOANS

    All of the Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income, although inasmuch as the Feeder Portfolios will only hold shares of a corresponding Master Fund, these Portfolios do not intend to lend those shares. While a Portfolio or Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio or Master Fund. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's or Master Fund's total assets. In connection with such loans, a Portfolio or Series will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolios and Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Funds or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The portfolio structures of each Small Company Portfolio and Master Fund, the Large Cap International Portfolio, the DFA Real Estate Securities Portfolio, each Value Master Fund, the International Value Series, the DFA International Small Cap Value Portfolio involve market capitalization weighting. That is, their investment portfolios are market capitalization weighted. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. The Advisor does not anticipate that a significant number of securities that meet the market capitalization criteria will be selectively excluded from the Large Cap International Portfolio. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.



    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. (The 4-10 Value Series may limit purchases of common stocks in the 9th and 10th deciles to those times when it is advantageous to do so.) In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.


    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by a portfolio. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                            MANAGEMENT OF THE FUNDS


    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all non-feeder Portfolios and all Master Funds are made by the Investment Committee of the Advisor which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios (except the Feeder Portfolios and International Small Company Portfolio) and the Master Funds and International Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor's address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. For advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES."


    The Funds and the Master Funds bear all of their own costs and expenses, including: services of their independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees, except as described above with respect to waivers or reductions and with respect to the U.S. Large Company Portfolio. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of a Fund which are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Series are to be borne by each Master Fund on the basis of its relative net assets.


    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") (see "Investment Services--United Kingdom and Continental Small Company Series") and beneficially owns 100% of DFA Australia Limited ("DFA Australia") (see "Investment Services--Japanese and Pacific Rim Small Company Series").


INVESTMENT SERVICES--JAPANESE AND PACIFIC RIM SMALL COMPANY SERIES

    Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia,
Suite 2001, Level 20 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, the successor to Dimensional Fund Advisors Asia Inc., has the authority and responsibility to select brokers and dealers to execute securities transactions for Japanese and Pacific Rim Small Company Series. DFA Australia's duties include the maintenance of a trading desk for each Series and the determination of the best and most efficient means of executing securities transactions. On at least a semiannual basis, the Advisor reviews the holdings of Japanese and Pacific Rim Small Company Series and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each Series.

INVESTMENT SERVICES--UNITED KINGDOM AND CONTINENTAL SMALL COMPANY SERIES


    Pursuant to Sub-Advisory Agreements with the Advisor, DFAL, 14 Berkeley Street, London, W1X 5AD, England, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for United Kingdom and Continental Small Company Series. DFAL's duties include the maintenance of a trading desk for the Series and the determination of the best and most efficient means of executing securities transactions. On at least a semiannual basis the Advisor reviews the holdings of United Kingdom and Continental Small Company Series and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Series. DFAL is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self-regulatory organization for investment managers operating under the laws of England.



CONSULTING SERVICES--LARGE CAP INTERNATIONAL PORTFOLIO, DFA INTERNATIONAL VALUE
  SERIES, DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO, EMERGING MARKETS SERIES, EMERGING MARKETS SMALL CAP SERIES AND DIMENSIONAL EMERGING MARKETS VALUE FUND



    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Emerging Markets Series, Emerging Markets Small Cap Series and Dimensional Emerging Markets Value Fund.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    The policy of the Domestic and International Equity Portfolios, except U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, and DFA International Value Portfolio is to distribute substantially all of their net investment income together with any net realized capital gains in December of each year. Dividends from net investment income of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, and DFA International Value Portfolio are distributed quarterly and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio, quarterly by DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income and DFA Five-Year Global Fixed Income Portfolios, and semiannually by DFA Five-Year Government Portfolio. Any net realized capital gains of the Fixed Income Portfolios will be distributed annually after the end of the fiscal year.



    Shareholders of each of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to U.S. 9-10 Small Company Portfolio, U.S. 6-10 Small Company Portfolio, the Fixed Income Portfolios, DFA Real Estate Securities Portfolio, U.S.

Large Company Portfolio and the U.S. Value Portfolios upon written notice to the Advisor, the shareholder selects one of the options listed below. While shareholders of the Large Cap International Portfolio and Enhanced U.S. Large Company Portfolio will automatically receive all capital gains distributions in additional shares of the respective Portfolio, upon written notice to Advisor, and completion of account information, they may receive all income dividends in cash.


       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Certain investments by the Portfolios (or their corresponding Master Fund) may be subject to special rules which may affect the amount, character and timing of the income to the investing entity. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to U.S. federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Funds as to the U.S. federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Dividends which are declared in October, November or December to shareholders of record in such a month, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for U.S. federal income tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions and on sales of shares of a Portfolio. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

CASH PURCHASES

    Investors may purchase shares of any Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Funds reserve the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

    "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by a Fund arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.


    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (federal funds) by wire to PNC Bank, N.A. for the account of DFA Investment Dimensions Group Inc. (specify Portfolio) or, with regard to purchases of the DFA International Value Portfolio, for the account of Dimensional Investment Group Inc. (DFA International Value Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares of any Portfolio (other than the DFA International Value Portfolio) by check should send their check to DFA Investment Dimensions Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. To purchase shares of the DFA International Value Portfolio investors should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., at the above address.


    Payment of the total amount due should be made in U.S. dollars. Subject to approval by the Advisor, payment may be made in any freely convertible currency and the necessary foreign exchange transactions will be arranged on behalf of, and at the expense of, the applicant. Applicants settling in any currency other than U.S. dollars are advised that a delay in processing a purchase or redemption may occur to allow for currency conversion.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Funds. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

    If accepted by the Funds, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or their corresponding Master Funds) or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the International Equity Portfolios, the International Value Series, Enhanced U.S. Large Company Series, DFA Two-Year Global Fixed Income Series and DFA Five-Year Global Fixed Income Portfolio are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the Funds and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Equity Portfolios, DFA Two-Year Global Fixed Income Portfolio or DFA Five-Year Global Fixed Income Portfolio with local currencies should first contact the Advisor for wire instructions.

    The Funds will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the respective Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio or Master Fund may not exceed 5% of the net assets of the Portfolio or Master Fund immediately after the transaction, however, this last limitation does not apply to DFA Five-Year Global Fixed Income Portfolio or the International Small Company Portfolio. The Funds will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios and International Small Company Portfolio will fluctuate in relation to the investment experience of the Master Funds in which such Portfolios invest. Securities held by the Portfolios and the Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the 9-10 Series, the 6-10 Series, the U.S. Large Company Series, DFA Real Estate Securities Portfolio, the Value Master Funds, DFA International Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Dimensional Emerging Markets Value Fund value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors. The net asset values per share of the International Equity Portfolios (in respect of those Portfolios that are Feeder Portfolios and International Small Company Portfolio, the Master Funds), DFA International Value Series, Two-Year Global Fixed Income Series and DFA Five-Year Global Fixed Income Portfolio are expressed in U.S. dollars by translating the net assets of each Portfolio, or Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.

    Provided that the transfer agent has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. The transfer agent or the Funds may from time to time appoint a sub-transfer agent for the receipt of purchase orders and funds from certain investors. With respect to such investors, the shares of the Portfolio selected will be priced at the public offering price calculated after receipt of the purchase order by the sub-transfer agent. The only difference between a normal purchase and a purchase through a sub-transfer agent is that if the investor buys shares through a sub-transfer agent, the purchase price will be the public offering price next calculated after the sub-transfer agent receives the order, rather than on the day the custodian receives the investor's payment (provided that the sub-transfer agent has received the investor's purchase order in good order). The value of the shares of the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios and the Series do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Portfolios and Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Portfolios and Master Funds. If events which materially affect the value of the investments of a Portfolio or Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Equity Portfolios and Master Funds own securities that are primarily listed on foreign exchanges which may trade on days when the Portfolios and Master Funds do not price their shares, the net asset value of an International Equity Portfolio may change on days when shareholders will not be able to purchase or redeem shares.



    The Japanese Small Company Portfolio and U.K. Small Company Portfolio are closed on days that the foreign securities exchange on which its portfolio securities are principally traded is closed. Purchase and redemption orders for shares of such Portfolio or Master Fund will not be accepted on those days. For an International Equity Portfolio or Master Fund that invests in securities traded on a number of foreign securities exchanges, such Portfolio or Master Fund will be closed if portfolio securities greater than 50% of its total assets are principally traded on exchanges that are closed that day.


    Certain of the securities holdings of the Emerging Markets Series, Emerging Markets Small Cap Series and the Dimensional Emerging Markets Value Fund in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, such Master Funds might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Funds may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Directors or Trustees of the Master Fund, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Funds from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Portfolio or Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE


    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of certain Portfolios are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by those Portfolios and Master Funds and is paid to the Portfolios and Master Funds and used by them to defray such costs. Such costs include brokerage commissions on listed securities, imputed commissions on OTC securities and a .5% Stamp Duty imposed on the purchase of stocks on the LSE. Reinvestments of dividends and capital gains distributions paid by the Portfolios and in-kind investments are not subject to a reimbursement fee. (See "PURCHASE OF SHARES--In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The table in "FEES AND EXPENSES" in this prospectus identifies the Portfolios whose shares are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The reimbursement fee is expressed as a percentage of the net asset value of the shares of the respective Portfolios.


    For each Portfolio that charges a reimbursement fee, except the DFA International Small Cap Value and the International Small Company Portfolios, the Master Funds in which the Portfolio invests also charges a reimbursement fee equal to that charged by the respective Portfolio.

    In the case of the International Small Company Portfolio, the reimbursement fee is equal to a blended rate of the reimbursement fees of the International Master Funds. The blended rate is determined on a quarterly basis and is based upon the target allocation in effect at the end of each quarter. The blended rate will be calculated by multiplying the rate of reimbursement fee of each International Master Funds by a fraction equal to the portion of the assets of the Portfolio which, at such time, is being allocated to each International Master Funds and adding the results thereof. If there is a change to the reimbursement fee of an International Master Funds during a quarter, the blended rate will be recalculated to reflect such change in the International Master Funds' reimbursement fee.


    The public offering price of shares of the Domestic Equity Portfolios, United Kingdom Small Company Portfolio, Large Cap International Portfolio, DFA International Value Portfolio and the Fixed Income Portfolios is the net asset value thereof next determined after the receipt of the investor's funds by the custodian, provided that an Account Registration Form in good order has been received by the transfer agent; no sales charge or reimbursement fee is imposed.


                               EXCHANGE OF SHARES

Investors may exchange shares of one Portfolio for those of another Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing a letter of instruction and mailing it to: DFA Investment Dimensions Group Inc. or, in the case of the DFA International Value Portfolio, to Dimensional Investment Group Inc., as follows:

                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange is $100,000. Exchanges are accepted into or from any of the Portfolios offered in this prospectus. Such exchange is subject to any applicable reimbursement fee charged by a Portfolio in connection with the sale of its shares.


    There is no fee imposed on an exchange. However, the Funds reserve the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Funds reserve the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.


    Investors in any Portfolio eligible for the exchange privilege also may exchange all or part of their Portfolio shares into certain other portfolios of Dimensional Investment Group Inc., subject to the minimum purchase requirement set forth in the applicable portfolio's prospectus. Investors may contact the Advisor at the above-listed phone number for more information on such exchanges and to request a copy of the prospectuses of other portfolios of Dimensional Investment Group Inc.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Funds, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received a letter of instruction in good order, plus any applicable reimbursement fee on purchases by exchange. Exchanges with respect to International Small Company Portfolio and any of the Feeder Portfolios which invest in the International Master Funds are not subject to a reimbursement fee. "Good order" means a completed a letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if a Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if stock certificates have not been issued and the shares of the Portfolio being acquired are registered in the investor's state of residence.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE


    Investors who desire to redeem shares of a Portfolio must first contact the Advisor at (310) 395-8005. Each Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order, by the transfer agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if a Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Funds reserve the right to send redemption proceeds by check in their discretion; a shareholder may request overnight delivery of such check at the shareholder's own expense. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Funds reserve the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. (See "PURCHASE OF SHARES.") In the interests of economy and convenience, certificates for shares are not issued.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Funds can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Funds reserve the right to redeem a shareholder's account if the value of the shares in a specific Portfolio is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before a Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by a Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS


    When in the best interests of a Feeder Portfolio, the Feeder Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Feeder Portfolio receives from the Master Fund in lieu of cash. A Portfolio that is not a Feeder Portfolio may also make a redemption payment, in whole or in part, by a distribution of Portfolio securities in lieu of cash, when in the best interests of the Portfolio. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity, DFA Two-

Year Global Fixed Income and DFA Five-Year Global Fixed Income Portfolios reserve the right to redeem their shares in the currencies in which their investments (and, in respect of the Feeder Portfolios and International Small Company Portfolio, the currencies in which the corresponding Master Funds' investments) are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.


                             THE FEEDER PORTFOLIOS


    Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact The DFA Investment Trust Company and the Dimensional Emerging Markets Value Fund Inc. at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Feeder Portfolio.


    The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund. By investing in shares of the International Master Funds, International Small Company Portfolio will indirectly bear its pro rata share of the operating expenses, management expenses and brokerage costs of such Master Fund, as well as the expense of operating the Portfolio.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the relevant Fund determines that it is in the best interest of a Feeder Portfolio, the Feeder Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund corresponding to the U.S. 6-10 Small Company, U.S. 9-10 Small Company, Enhanced U.S. Large

Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income,
U.S. 4-10 Value, U.S. 6-10 Value, U.S. Large Cap Value, DFA International Value and Emerging Markets Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements (except the U.S. 4-10 Value Portfolio), are included in the annual reports. Further information about each Portfolio's performance is contained in the annual reports which are available upon request.


    The "Transfer" transaction referred to below in footnotes to the Financial Highlights refers to the transaction which took place on August 9, 1996, in which four Portfolios, the Japanese Small Company Portfolio, the Pacific Rim Small Company Portfolio, the United Kingdom Small Company Portfolio, and the Continental Small Company Portfolio, respectively, each transferred their investable assets in exchange for shares with equal values of a corresponding Master Fund of the Trust.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                           THE U.S. LARGE COMPANY PORTFOLIO
                                                           ----------------------------------------------------------------
                                                             YEAR          YEAR          YEAR          YEAR          YEAR
                                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                                           NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                             1999          1998          1997          1996          1995
                                                           --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period.....................  $  34.61      $  28.48      $  22.73      $  18.12      $ 13.58
                                                           --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................................      0.45          0.43          0.42          0.41         0.35
Net Gains on Securities (Realized and Unrealized)........      6.67          6.20          5.89          4.52         4.57
                                                           --------      --------      --------      --------      -------
Total From Investment Operations.........................      7.12          6.63          6.31          4.93         4.92
                                                           --------      --------      --------      --------      -------
LESS DISTRIBUTIONS
Net Investment Income....................................     (0.48)        (0.43)        (0.43)        (0.31)       (0.36)
Net Realized Gains.......................................     (0.17)        (0.07)        (0.13)        (0.01)       (0.02)
                                                           --------      --------      --------      --------      -------
Total Distributions......................................     (0.65)        (0.50)        (0.56)        (0.32)       (0.38)
                                                           --------      --------      --------      --------      -------
Net Asset Value, End of Period...........................  $  41.08      $  34.61      $  28.48      $  22.73      $ 18.12
                                                           ========      ========      ========      ========      =======
Total Return.............................................     20.76%        23.56%        28.26%        27.49%       36.54%
                                                           --------      --------      --------      --------      -------
Net Assets, End of Period (thousands)....................  $896,404      $549,962      $343,537      $187,757      $97,111
Ratio of Expenses to Average Net Assets**................      0.15%         0.15%         0.15%         0.21%        0.24%
Ratio of Expenses to Average Net Assets (Excluding
  Waivers and Assumption of Expenses)**..................      0.31%         0.32%         0.35%         0.45%        0.46%
Ratio of Net Investment Income to Average Net Assets.....      1.18%         1.39%         1.66%         2.10%        2.29%
Ratio of Net Investment Income to Average Net Assets
  (Excluding Waivers and Assumption of Expenses).........      1.02%         1.21%         1.46%         1.85%        2.23%
Portfolio Turnover Rate..................................       N/A           N/A           N/A           N/A          N/A
Portfolio Turnover Rate of Master Fund Series............      4.27%         9.31%         4.28%        14.09%        2.38%


------------------------------


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                THE ENHANCED U.S.
                                                                             LARGE COMPANY PORTFOLIO
                                                              -----------------------------------------------------
                                                                YEAR           YEAR           YEAR         JULY 3,
                                                               ENDED          ENDED          ENDED            TO
                                                              NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                                1999           1998           1997           1996
                                                              --------       --------       --------       --------
Net Asset Value, Beginning of Period........................  $  14.27       $ 13.61        $ 11.83        $ 10.00
                                                              --------       -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      1.54          0.63           0.54           0.12
Net Gains on Securities (Realized and Unrealized)...........      1.12          2.15           2.40           1.71
                                                              --------       -------        -------        -------
Total From Investment Operations............................      2.66          2.78           2.94           1.83
                                                              --------       -------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income.......................................     (1.14)        (0.72)         (0.55)            --
Net Realized Gains..........................................     (0.67)        (1.40)         (0.61)            --
                                                              --------       -------        -------        -------
Total Distributions.........................................     (1.81)        (2.12)         (1.16)            --
                                                              --------       -------        -------        -------
Net Asset Value, End of Period..............................  $  15.12       $ 14.27        $ 13.61        $ 11.83
                                                              ========       =======        =======        =======
Total Return................................................     20.31%        23.73%         27.22%         18.30%#
                                                              --------       -------        -------        -------
Net Assets, End of Period (thousands).......................  $102,200       $61,536        $47,642        $29,236
Ratio of Expenses to Average Net Assets.....................      0.40%(a)      0.45%(a)       0.52%(a)       0.65%*(a)
Ratio of Expenses to Average Net Assets (Excluding Waivers
  and Assumption of Expenses)...............................      0.40%(a)      0.46%(a)       0.54%(a)       0.65%*(a)
Ratio of Net Investment Income to Average Net Assets........      6.27%         4.54%          4.51%          3.44%*
Ratio of Net Investment Income to Average Net Assets
  (Excluding Waivers and Assumption of Expenses)............      6.27%         4.53%          4.49%          3.44%*
Portfolio Turnover Rate.....................................       N/A           N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series...............     82.40%        86.98%        193.78%        211.07%*

------------------------------

*   Annualized

#  Non-annualized


(a) Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                     THE U.S. LARGE CAP VALUE PORTFOLIO
                                                 ---------------------------------------------------------------------------
                                                    YEAR             YEAR            YEAR            YEAR            YEAR
                                                   ENDED            ENDED            ENDED           ENDED           ENDED
                                                  NOV. 30,         NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                    1999             1998            1997            1996            1995
                                                 ----------       ----------       ---------       ---------       ---------
Net Asset Value, Beginning of Period...........  $    20.21       $    19.22       $  15.98        $  13.29        $   9.91
                                                 ----------       ----------       --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................        0.34             0.31           0.29            0.30            0.29
Net Gains on Securities (Realized and
  Unrealized)..................................        0.54             1.83           3.60            2.62            3.55
                                                 ----------       ----------       --------        --------        --------
Total From Investment Operations...............        0.88             2.14           3.89            2.92            3.84
                                                 ----------       ----------       --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income..........................       (0.35)           (0.31)         (0.30)          (0.23)          (0.29)
Net Realized Gains.............................       (0.65)           (0.84)         (0.35)             --           (0.17)
                                                 ----------       ----------       --------        --------        --------
Total Distributions............................       (1.00)           (1.15)         (0.65)          (0.23)          (0.46)
                                                 ----------       ----------       --------        --------        --------
Net Asset Value, End of Period.................  $    20.09       $    20.21       $  19.22        $  15.98        $  13.29
                                                 ==========       ==========       ========        ========        ========
Total Return...................................        4.51%           11.69%         25.10%          22.20%          39.13%
                                                 ----------       ----------       --------        --------        --------
Net Assets, End of Period (thousands)..........  $1,177,762       $1,080,470       $840,003        $541,149        $280,915
Ratio of Expenses to Average Net Assets........        0.33%(a)         0.33%(a)       0.35%(a)        0.36%(a)        0.42%(a)
Ratio of Net Investment Income to Average Net
  Assets.......................................        1.63%            1.57%          1.70%           2.17%           2.49%
Portfolio Turnover Rate........................         N/A              N/A            N/A             N/A             N/A
Portfolio Turnover Rate of Master Fund
  Series.......................................       42.96%           24.70%         17.71%          20.12%          29.41%


------------------------------


(a) Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         THE U.S. 6-10 VALUE PORTFOLIO
                                                    ------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED           ENDED          ENDED
                                                     NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,       NOV. 30,
                                                       1999            1998            1997            1996           1995
                                                    ----------      ----------      ----------      ----------      --------
Net Asset Value, Beginning of Period..............  $    19.09      $    22.09      $    17.00      $    14.03      $  11.13
                                                    ----------      ----------      ----------      ----------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................        0.09            0.12            0.07            0.11          0.10
Net Gains (Losses) on Securities
  (Realized and Unrealized).......................        1.52           (2.10)           5.49            2.93          3.06
                                                    ----------      ----------      ----------      ----------      --------
Total From Investment Operations..................        1.61           (1.98)           5.56            3.04          3.16
                                                    ----------      ----------      ----------      ----------      --------
LESS DISTRIBUTIONS
Net Investment Income.............................       (0.08)          (0.10)          (0.11)          (0.02)        (0.10)
Net Realized Gains................................       (1.45)          (0.92)          (0.36)          (0.05)        (0.16)
                                                    ----------      ----------      ----------      ----------      --------
Total Distributions...............................       (1.53)          (1.02)          (0.47)          (0.07)        (0.26)
                                                    ----------      ----------      ----------      ----------      --------
Net Asset Value, End of Period....................  $    19.17      $    19.09      $    22.09      $    17.00      $  14.03
                                                    ==========      ==========      ==========      ==========      ========
Total Return......................................        9.39%          (9.32)%         33.57%          21.70%        28.41%
                                                    ----------      ----------      ----------      ----------      --------
Net Assets, End of Period (thousands).............  $2,621,646      $2,350,094      $2,098,654      $1,207,298      $609,950
Ratio of Expenses to Average Net Assets**.........        0.58%           0.58%           0.60%           0.61%         0.64%
Ratio of Net Investment Income to Average Net
  Assets..........................................        0.49%           0.57%           0.37%           0.78%         0.85%
Portfolio Turnover Rate...........................         N/A             N/A             N/A             N/A           N/A
Portfolio Turnover Rate of Master Fund Series.....       29.41%          22.51%          25.47%          14.91%        20.62%

------------------------------


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.


N/A Refer to Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       THE U.S. 6-10 SMALL COMPANY PORTFOLIO
                                                          ----------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
                                                          NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                            1999          1998          1997          1996          1995
                                                          --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period....................  $  13.77      $  16.89      $  14.53      $  12.64      $  11.08
                                                          --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.08          0.08          0.09          0.11          0.09
Net Gains (Losses) on Securities
  (Realized and Unrealized).............................      2.18         (1.55)         3.42          2.20          2.81
                                                          --------      --------      --------      --------      --------
Total From Investment Operations........................      2.26         (1.47)         3.51          2.31          2.90
                                                          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.07)        (0.08)        (0.12)        (0.02)        (0.14)
Net Realized Gains......................................     (1.28)        (1.57)        (1.03)        (0.40)        (1.20)
                                                          --------      --------      --------      --------      --------
Total Distributions.....................................     (1.35)        (1.65)        (1.15)        (0.42)        (1.34)
                                                          --------      --------      --------      --------      --------
Net Asset Value, End of Period..........................  $  14.68      $  13.77      $  16.89      $  14.53      $  12.64
                                                          ========      ========      ========      ========      ========
Total Return............................................     18.26%        (9.27)%       26.12%        18.73%        28.75%
                                                          --------      --------      --------      --------      --------
Net Assets, End of Period (thousands)...................  $398,665      $324,590      $337,992      $234,194      $186,644
Ratio of Expenses to Average Net Assets**...............      0.43%         0.43%         0.45%         0.48%         0.49%
Ratio of Net Investment Income to Average Net Assets....      0.62%         0.47%         0.48%         0.75%         0.83%
Portfolio Turnover Rate.................................       N/A           N/A           N/A           N/A           N/A
Portfolio Turnover Rate of Master Fund Series...........     28.51%        29.15%        30.04%        32.38%        21.16%

------------------------------


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.


N/A Refer to Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                       THE U.S. 9-10 SMALL COMPANY PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR           YEAR
                                                        ENDED           ENDED           ENDED           ENDED          ENDED
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,       NOV. 30,
                                                         1999            1998            1997            1996           1995
                                                      ----------      ----------      ----------      ----------      --------
Net Asset Value, Beginning of Period...........       $    10.65      $    13.99      $    12.14      $    11.03      $   8.49
                                                      ----------      ----------      ----------      ----------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................             0.04            0.02            0.03            0.03          0.05
Net Gains (Losses) on Securities (Realized and
  Unrealized)..................................             2.00           (1.44)           3.01            1.85          2.61
                                                      ----------      ----------      ----------      ----------      --------
Total From Investment Operations...............             2.04           (1.42)           3.04            1.88          2.66
                                                      ----------      ----------      ----------      ----------      --------
LESS DISTRIBUTIONS
Net Investment Income..........................            (0.02)          (0.03)          (0.03)          (0.01)        (0.04)
  Net Realized Gains...........................            (0.13)          (1.89)          (1.16)          (0.76)        (0.08)
                                                      ----------      ----------      ----------      ----------      --------
Total Distributions............................            (0.15)          (1.92)          (1.19)          (0.77)        (0.12)
                                                      ----------      ----------      ----------      ----------      --------
Net Asset Value, End of Period.................       $    12.54      $    10.65      $    13.99      $    12.14      $  11.03
                                                      ==========      ==========      ==========      ==========      ========
Total Return...................................            19.47%         (11.14)%         27.46%          18.05%        31.37%
                                                      ----------      ----------      ----------      ----------      --------
Net Assets, End of Period (thousands)..........       $1,322,590      $1,338,510      $1,509,427      $1,181,804      $925,474
Ratio of Expenses to Average Net Assets........             0.61%(a)        0.59%(a)        0.60%           0.61%         0.62%
Ratio of Net Investment Income to Average Net
  Assets.......................................             0.30%           0.18%           0.21%           0.22%         0.45%
Portfolio Turnover Rate........................              N/A             N/A           27.81%          23.68%        24.65%
Portfolio Turnover Rate of Master Fund
  Series.......................................            22.51%          26.44%            N/A             N/A           N/A


------------------------------


(a) Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          THE DFA REAL ESTATE SECURITIES PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                              1999           1998           1997           1996           1995
                                                            ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period......................  $  13.00       $  15.53        $ 12.65        $ 10.00        $  9.28
                                                            --------       --------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................................      0.77           0.74           0.88           0.71           0.61
Net Gains (Losses) on Securities (Realized and
  Unrealized).............................................     (1.62)         (2.52)          2.68           2.08           0.68
                                                            --------       --------        -------        -------        -------
Total From Investment Operations..........................     (0.85)         (1.78)          3.56           2.79           1.29
                                                            --------       --------        -------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income.....................................     (0.65)         (0.75)         (0.68)         (0.14)         (0.46)
Net Realized Gains........................................        --             --             --             --             --
Tax Return of Capital.....................................        --             --             --             --          (0.11)
                                                            --------       --------        -------        -------        -------
Total Distributions.......................................     (0.65)         (0.75)         (0.68)         (0.14)         (0.57)
                                                            --------       --------        -------        -------        -------
Net Asset Value, End of Period............................  $  11.50       $  13.00        $ 15.53        $ 12.65        $ 10.00
                                                            ========       ========        =======        =======        =======
Total Return..............................................     (6.75)%       (12.01)%        29.13%         28.24%         14.00%
                                                            --------       --------        -------        -------        -------
Net Assets, End of Period (thousands).....................  $130,039       $106,544        $95,072        $64,390        $43,435
Ratio of Expenses to Average Net Assets...................      0.47%          0.46%          0.48%          0.71%          0.82%
Ratio of Net Investment Income to Average Net Assets......      6.82%          5.95%          5.73%          7.08%          6.76%
Portfolio Turnover Rate...................................      7.71%          2.55%         30.73%         11.25%          0.66%

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            THE LARGE CAP INTERNATIONAL PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                              1999           1998           1997           1996           1995
                                                            ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period......................  $  16.28       $  14.27        $ 14.18        $ 12.60        $ 11.91
                                                            --------       --------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................................      0.20           0.23           0.23           0.21           0.15
Net Gains (Losses) on Securities (Realized and
  Unrealized).............................................      3.19           2.03           0.15           1.39           0.95
                                                            --------       --------        -------        -------        -------
Total From Investment Operations..........................      3.39           2.26           0.38           1.60           1.10
                                                            --------       --------        -------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income.....................................     (0.26)         (0.25)         (0.21)         (0.02)         (0.18)
Net Realized Gains........................................        --             --          (0.08)            --          (0.23)
Tax Return of Capital.....................................        --             --             --             --             --
                                                            --------       --------        -------        -------        -------
Total Distributions.......................................     (0.26)         (0.25)         (0.29)         (0.02)         (0.41)
                                                            --------       --------        -------        -------        -------
Net Asset Value, End of Period............................  $  19.41       $  16.28        $ 14.27        $ 14.18        $ 12.60
                                                            ========       ========        =======        =======        =======
Total Return..............................................     21.12%         16.13%          2.80%         12.68%          9.37%
                                                            --------       --------        -------        -------        -------
Net Assets, End of Period (thousands).....................  $268,340       $114,593        $87,223        $79,322        $67,940
Ratio of Expenses to Average Net Assets...................      0.53%          0.47%          0.47%          0.58%          0.57%
Ratio of Net Investment Income to Average Net Assets......      1.38%          1.63%          1.69%          1.57%          1.84%
Portfolio Turnover Rate...................................      1.73%          4.36%          2.31%         17.65%         24.44%

                      DFA INVESTMENT DIMENSIONS GROUP INC.



                              FINANCIAL HIGHLIGHTS

                           -------------------------


                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                    THE DFA INTERNATIONAL VALUE PORTFOLIO
                        -------------------------------------------------------------
                          YEAR         YEAR         YEAR         YEAR         YEAR
                          ENDED        ENDED        ENDED        ENDED        ENDED
                        NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                          1999         1998         1997         1996         1995
                        ---------    ---------    ---------    ---------    ---------
Net Asset Value,
  Beginning of
  Period..............  $  11.88     $  10.94     $  11.90     $  10.55     $  10.06
                        --------     --------     --------     --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment
  Income..............      0.28         0.24         0.19         0.21         0.19
Net Gains (Losses) on
  Securities (Realized
  and Unrealized).....      1.24         1.08        (0.65)        1.31         0.51
                        --------     --------     --------     --------     --------
Total from Investment
  Operations..........      1.52         1.32        (0.46)        1.52         0.70
                        --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Net Investment
  Income..............     (0.29)       (0.24)       (0.21)       (0.17)       (0.19)
Net Realized Gains....     (0.04)       (0.14)       (0.29)          --        (0.02)
                        --------     --------     --------     --------     --------
Total Distributions...     (0.33)       (0.38)       (0.50)       (0.17)       (0.21)
                        --------     --------     --------     --------     --------
Net Asset Value, End
  of Period...........  $  13.07     $  11.88     $  10.94     $  11.90     $  10.55
                        ========     ========     ========     ========     ========
Total Return..........     12.96%       12.29%       (4.04)%      14.54%        6.95%
                        --------     --------     --------     --------     --------

Net Assets, End of
  Period
  (thousands).........  $453,713     $435,587     $370,117     $316,708     $245,243
Ratio of Expenses to
  Average Net Assets
  (1).................      0.52%        0.53%        0.56%        0.56%        0.65%
Ratio of Expenses to
  Average Net Assets
  (excluding waivers
  and assumption of
  expenses) (1).......      0.52%        0.53%        0.56%        0.57%        0.72%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............      2.21%        2.04%        1.72%        2.22%        1.79%
Ratio of Net
  Investment Income to
  Average Net Assets
  (excluding waivers
  and assumption of
  expenses)...........      2.21%        2.04%        1.72%        2.21%        1.71%
Portfolio Turnover
  Rate................       N/A          N/A          N/A          N/A          N/A
Portfolio Turnover
  Rate of Master Fund
  Series..............      5.80%       15.41%       22.55%       12.23%        9.75%


------------------------------


(1) Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series.



N/A Refer to the Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    THE INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                              ------------------------------------------------------
                                                                YEAR           YEAR           YEAR          OCT. 1,
                                                                ENDED          ENDED          ENDED           TO
                                                              NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                                1999           1998           1997           1996
                                                              ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period........................  $   7.82       $   7.82       $   9.96       $  10.00
                                                              --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      0.15           0.15           0.10           0.01
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................      1.31          (0.04)         (2.22)         (0.05)
                                                              --------       --------       --------       --------
Total From Investment Operations............................      1.46           0.11          (2.12)         (0.04)
                                                              --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income.......................................     (0.15)         (0.11)         (0.02)            --
Net Realized Gains..........................................        --             --             --             --
                                                              --------       --------       --------       --------
Total Distributions.........................................     (0.15)         (0.11)         (0.02)            --
                                                              --------       --------       --------       --------
Net Asset Value, End of Period                                $   9.13       $   7.82       $   7.82       $   9.96
                                                              ========       ========       ========       ========
Total Return................................................     19.07%          1.49%        (21.35)%        (0.40)%#
                                                              --------       --------       --------       --------
Net Assets, End of Period (thousands).......................  $250,442       $273,992       $230,469       $104,118
Ratio of Expenses to Average Net Assets**...................      0.75%          0.73%          0.75%          0.70%*
Ratio of Expenses to Average Net Assets (Excluding Waivers
  and Assumption of Expenses)...............................      0.75%          0.73%          0.75%          0.79%*
Ratio of Net Investment Income to Average Net Assets........      1.76%          1.62%          1.46%          0.54%*
Ratio of Net Investment Income to Average Net Assets
  (Excluding Waivers and Assumption of Expenses)............      1.76%          1.62%          1.46%          0.45%*
Portfolio Turnover Rate.....................................       N/A***         N/A***         N/A***         N/A***

------------------------------

*   Annualized

#  Non-annualized


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series for the period November 30, 1996 and subsequent years.



*** Refer to the Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         THE JAPANESE SMALL COMPANY PORTFOLIO
                                                        ----------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR            YEAR
                                                          ENDED          ENDED          ENDED          ENDED           ENDED
                                                        NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,        NOV. 30,
                                                          1999           1998           1997           1996            1995
                                                        ---------      ---------      ---------      ---------       ---------
Net Asset Value, Beginning of Period..................  $   9.10       $   9.45       $  21.03       $  22.78        $  25.06
                                                        --------       --------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................      0.05           0.07           0.09           0.07            0.06
Net Gains (Losses) on Securities (Realized and
  Unrealized).........................................      2.02          (0.31)        (10.45)         (1.45)          (1.65)
                                                        --------       --------       --------       --------        --------
    Total From Investment Operations..................      2.07          (0.24)        (10.36)         (1.38)          (1.59)
                                                        --------       --------       --------       --------        --------
LESS DISTRIBUTIONS
Net Investment Income.................................     (0.06)         (0.11)         (0.06)         (0.01)          (0.06)
Net Realized Gains....................................        --             --          (1.16)         (0.36)          (0.63)
                                                        --------       --------       --------       --------        --------
Total Distributions...................................     (0.06)         (0.11)         (1.22)         (0.37)          (0.69)
                                                        --------       --------       --------       --------        --------
Net Asset Value, End of Period........................  $  11.11       $   9.10       $   9.45       $  21.03        $  22.78
                                                        ========       ========       ========       ========        ========
Total Return..........................................     22.96%         (2.37)%       (51.90)%        (6.28)%         (6.54)%
                                                        --------       --------       --------       --------        --------
Net Assets, End of Period (thousands).................  $144,533       $119,714       $114,017       $294,120        $371,113
Ratio of Expenses to Average Net Assets**.............      0.73%          0.74%          0.73%          0.72%           0.74%
Ratio of Net Investment Income to Average Net
  Assets..............................................      0.61%          0.85%          0.50%          0.24%           0.25%
Portfolio Turnover Rate...............................       N/A            N/A            N/A          18.52%*(a)       7.79%
Portfolio Turnover Rate of Master Fund Series.........      6.21%          8.14%         13.17%          1.67%*(b)        N/A

------------------------------

*   Annualized


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.



N/A Refer to the Master Fund Series.



(a) Portfolio turnover calculated for the period December 1, 1995 to August 9, 1996 (through the date on which the Portfolio transferred its investable assets to its corresponding Master Fund series in a tax-free exchange).


(b) Calculated for the period August 9 to November 30, 1996.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        THE PACIFIC RIM SMALL COMPANY PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                           YEAR           YEAR           YEAR           YEAR            YEAR
                                                           ENDED          ENDED          ENDED          ENDED           ENDED
                                                         NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,        NOV. 30,
                                                           1999           1998           1997           1996            1995
                                                         ---------      ---------      ---------      ---------       ---------
Net Asset Value, Beginning of Period...................  $   6.55        $  9.52       $  16.63       $  14.38        $  15.98
                                                         --------        -------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................      0.20           0.25           0.32           0.27            0.34
Net Gains (Losses) on Securities (Realized and
  Unrealized)..........................................      3.23          (2.40)         (6.22)          2.40           (1.33)
                                                         --------        -------       --------       --------        --------
Total From Investment Operations.......................      3.43          (2.15)         (5.90)          2.67           (0.99)
                                                         --------        -------       --------       --------        --------
LESS DISTRIBUTIONS
Net Investment Income..................................     (0.22)         (0.32)         (0.33)         (0.02)          (0.34)
Net Realized Gains.....................................        --          (0.50)         (0.88)         (0.40)          (0.27)
                                                         --------        -------       --------       --------        --------
Total Distributions....................................     (0.22)         (0.82)         (1.21)         (0.42)          (0.61)
                                                         --------        -------       --------       --------        --------
Net Asset Value, End of Period.........................  $   9.76        $  6.55       $   9.52       $  16.63        $  14.38
                                                         ========        =======       ========       ========        ========
Total Return...........................................     54.36%        (23.98)%       (38.07)%        19.06%          (6.27)%
                                                         --------        -------       --------       --------        --------
Net Assets, End of Period (thousands)..................  $131,782        $89,330       $111,320       $215,542        $193,137
Ratio of Expenses to Average Net Assets**..............      0.94%          0.84%          0.84%          0.84%           0.83%
Ratio of Net Investment Income to Average Net Assets...      2.50%          3.51%          1.95%          1.70%           2.22%
Portfolio Turnover Rate................................       N/A            N/A            N/A           7.05%*(a)       5.95%
Portfolio Turnover Rate of Master Fund Series..........     33.65%         25.84%         24.00%          8.04%(b)         N/A

------------------------------

*   Annualized


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series.



N/A Refer to the Master Fund Series.



(a) Portfolio turnover calculated for the period December 1, 1995 to August 9, 1996 (through the date on which the Portfolio transferred its investable assets to its corresponding Master Fund series in a tax-free exchange).


(b) Calculated for the period August 9 to November 30, 1996.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        THE UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                          ----------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR            YEAR
                                                            ENDED          ENDED          ENDED          ENDED           ENDED
                                                          NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,        NOV. 30,
                                                            1999           1998           1997           1996            1995
                                                          ---------      ---------      ---------      ---------       ---------
Net Asset Value, Beginning of Period....................   $ 21.63        $ 28.69       $  28.47       $  24.09        $  23.20
                                                           -------        -------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................      0.77           0.87           0.81           0.72            0.84
Net Gains (Losses) on Securities (Realized and
  Unrealized)...........................................      5.67          (4.27)          1.46           5.31            1.12
                                                           -------        -------       --------       --------        --------
Total From Investment Operations........................      6.44          (3.40)          2.27           6.03            1.96
                                                           -------        -------       --------       --------        --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.81)         (0.84)         (0.73)         (0.06)          (0.76)
Net Realized Gains......................................     (3.04)         (2.82)         (1.32)         (1.59)          (0.31)
                                                           -------        -------       --------       --------        --------
Total Distributions.....................................     (3.85)         (3.66)         (2.05)         (1.65)          (1.07)
                                                           -------        -------       --------       --------        --------
Net Asset Value, End of Period..........................   $ 24.22        $ 21.63       $  28.69       $  28.47        $  24.09
                                                           =======        =======       ========       ========        ========
Total Return............................................     36.08%        (13.56)%         8.45%         26.76%           8.39%
                                                           -------        -------       --------       --------        --------
Net Assets, End of Period (thousands)...................   $83,826        $79,231       $130,891       $166,789        $167,730
Ratio of Expenses to Average Net Assets**...............      0.72%          0.72%          0.70%          0.73%           0.72%
Ratio of Net Investment Income to Average Net Assets....      3.11%          2.87%          2.40%          2.49%           2.51%
Portfolio Turnover Rate.................................       N/A            N/A            N/A           3.72%*(a)       7.82%
Portfolio Turnover Rate of Master Fund Series...........      4.95%         11.26%          4.26%          4.55%*(b)        N/A

------------------------------

*   Annualized


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.



(a) Portfolio turnover calculated for the period December 1, 1995 to August 9, 1996 (through the date on which the Portfolio transferred its investable assets to its corresponding Master Fund Series in a tax-free exchange).


(b) Calculated for the period August 9 to November 30, 1996.

N/A Refer to the Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       THE CONTINENTAL SMALL COMPANY PORTFOLIO
                                                        ----------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR            YEAR
                                                          ENDED          ENDED          ENDED          ENDED           ENDED
                                                        NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,        NOV. 30,
                                                          1999           1998           1997           1996            1995
                                                        ---------      ---------      ---------      ---------       ---------
Net Asset Value, Beginning of Period..................  $  17.42       $  15.94       $  15.26       $  14.13        $  14.63
                                                        --------       --------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................      0.24           0.28           0.29           0.30            0.29
Net Gains (Losses) on Securities (Realized and
  Unrealized).........................................     (1.26)          2.55           1.55           1.58           (0.48)
                                                        --------       --------       --------       --------        --------
Total From Investment Operations......................     (1.02)          2.83           1.84           1.88           (0.19)
                                                        --------       --------       --------       --------        --------
LESS DISTRIBUTIONS
Net Investment Income.................................     (0.29)         (0.25)         (0.29)         (0.02)          (0.29)
Net Realized Gains....................................     (1.82)         (1.10)         (0.87)         (0.73)          (0.02)
                                                        --------       --------       --------       --------        --------
Total Distributions...................................     (2.11)         (1.35)         (1.16)         (0.75)          (0.31)
                                                        --------       --------       --------       --------        --------
Net Asset Value, End of Period........................  $  14.29       $  17.42       $  15.94       $  15.26        $  14.13
                                                        ========       ========       ========       ========        ========
Total Return..........................................    (6.26%)         19.42%         13.02%         13.96%          (1.33)%
                                                        --------       --------       --------       --------        --------
Net Assets, End of Period (thousands).................  $160,743       $199,838       $232,744       $299,325        $314,116
Ratio of Expenses to Average Net Assets...............      0.70%**        0.70%**        0.72%**        0.73%**         0.74%
Ratio of Net Investment Income to Average Net
  Assets..............................................      1.56%          1.32%          1.41%          1.81%           1.69%
Portfolio Turnover Rate...............................       N/A            N/A            N/A           3.67%*(a)       9.79%
Portfolio Turnover Rate of Master Fund Series.........     10.74%          0.74%          3.46%          6.69%*(b)        N/A

------------------------------

*   Annualized


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.



(a) Portfolio turnover calculated for the period December 1, 1995 to August 9, 1996, (through the date on which the Portfolio transferred its investable assets to its corresponding Master Fund Series in a tax-free exchange).


(b) Items calculated for the period August 9 to November 30, 1996.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 THE DFA INTERNATIONAL
                                                                               SMALL CAP VALUE PORTFOLIO
                                                          --------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR         DEC. 30,
                                                            ENDED          ENDED          ENDED          ENDED        1994 TO
                                                          NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                            1999           1998           1997           1996           1995
                                                          ---------      ---------      ---------      ---------      --------
Net Asset Value, Beginning of Period....................  $   7.54       $   7.95       $  10.45       $   9.68       $  10.00
                                                          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.14           0.15           0.12           0.11           0.05
Net Gains (Losses) on Securities (Realized and
  Unrealized)...........................................      1.12          (0.16)         (2.19)          0.66          (0.32)
                                                          --------       --------       --------       --------       --------
Total From Investment Operations........................      1.26          (0.01)         (2.07)          0.77          (0.27)
                                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.15)         (0.12)         (0.13)            --          (0.04)
Net Realized Gains......................................     (0.16)         (0.28)         (0.30)            --          (0.01)
                                                          --------       --------       --------       --------       --------
Total Distributions.....................................     (0.31)         (0.40)         (0.43)            --          (0.05)
                                                          --------       --------       --------       --------       --------
Net Asset Value, End of Period..........................  $   8.49       $   7.54       $   7.95       $  10.45       $   9.68
                                                          ========       ========       ========       ========       ========
Total Return............................................     17.54%          0.17%        (20.60)%         8.01%         (2.73)%#
                                                          --------       --------       --------       --------       --------
Net Assets, End of Period (thousands)...................  $525,133       $450,801       $431,257       $375,488       $147,125
Ratio of Expenses to Average Net Assets.................      0.83%          0.86%          0.90%          0.99%          1.23%*
Ratio of Net Investment Income to Average Net Assets....      1.81%          1.85%          1.47%          1.38%          1.43%*
Portfolio Turnover Rate.................................     16.05%         18.71%         13.63%         14.52%          1.62%*
Portfolio Turnover Rate of Master Fund Series...........       N/A            N/A            N/A            N/A            N/A

------------------------------

*   Annualized

#  Non-annualized

                      DFA INVESTMENT DIMENSIONS GROUP INC.


                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            THE EMERGING MARKETS PORTFOLIO
                                                           ----------------------------------------------------------------
                                                             YEAR          YEAR          YEAR          YEAR          YEAR
                                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                                           NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                             1999          1998          1997          1996          1995
                                                           --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period.....................  $   8.16      $   9.61      $  11.71      $  10.35      $ 11.30
                                                           --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................................      0.08          0.13          0.12          0.09         0.06
Net Gains (Losses) on Securities (Realized and
  Unrealized)............................................      4.22         (1.32)        (2.13)         1.27        (0.96)
                                                           --------      --------      --------      --------      -------
Total From Investment Operations.........................      4.30         (1.19)        (2.01)         1.36        (0.90)
                                                           --------      --------      --------      --------      -------
LESS DISTRIBUTIONS
Net Investment Income....................................     (0.09)        (0.26)        (0.09)           --        (0.05)
Net Realized Gains.......................................        --            --            --            --           --
                                                           --------      --------      --------      --------      -------
Total Distributions......................................     (0.09)        (0.26)        (0.09)           --        (0.05)
                                                           --------      --------      --------      --------      -------
Net Asset Value, End of Period...........................  $  12.37      $   8.16      $   9.61      $  11.71      $ 10.35
                                                           ========      ========      ========      ========      =======
Total Return.............................................     53.34%       (12.57)%      (17.27)%       13.18%       (7.96)%
                                                           --------      --------      --------      --------      -------
Net Assets, End of Period (thousands)....................  $330,604      $225,227      $212,048      $162,025      $49,337
Ratio of Expenses to Average Net Assets**................      0.91%         1.00%         0.99%         1.15%        1.58%
Ratio of Net Investment Income to Average Net Assets.....      0.90%         1.19%         1.19%         1.14%        0.98%
Portfolio Turnover Rate..................................       N/A           N/A           N/A           N/A          N/A
Portfolio Turnover Rate of Master Fund Series............     15.59%         9.76%         0.54%         0.37%        8.17%

------------------------------


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.


N/A Refer to Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               THE EMERGING MARKETS
                                                                SMALL CAP PORTFOLIO
                                                              -----------------------
                                                                YEAR         MARCH 6,
                                                               ENDED            TO
                                                              NOV. 30,       NOV. 30,
                                                                1999           1998
                                                              --------       --------
Net Asset Value, Beginning of Period........................  $  9.09         $10.00
                                                              -------         ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................     0.04          (0.01)
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................     6.11          (0.90)
                                                              -------         ------
Total From Investment Operations............................     6.15          (0.91)
                                                              -------         ------
LESS DISTRIBUTIONS
Net Investment Income.......................................       --             --
Net Realized Gains..........................................    (0.36)            --
                                                              -------         ------
Total Distributions.........................................     (.36)            --
                                                              -------         ------
Net Asset Value, End of Period..............................  $ 14.88         $ 9.09
                                                              =======         ======
Total Return................................................    70.30%         (9.10)%#
                                                              -------         ------
Net Assets, End of Period (thousands).......................  $11,734         $5,021
Ratio of Expenses to Average Net Assets**...................     1.77%          2.36%*(a)
Ratio of Net Investment Income to Average Net Assets........     0.73%         (0.29)%*(a)
Portfolio Turnover Rate.....................................      N/A            N/A
Portfolio Turnover Rate of Master Fund Series...............    23.98%         13.41%

------------------------------

*   Annualized

#  Non-annualized


** Represents the combined ratios for the Portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1996 and subsequent periods.


(a) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

N/A Refer to Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                      THE EMERGING MARKETS VALUE PORTFOLIO



                              FINANCIAL HIGHLIGHTS

                           -------------------------


                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                 FOR THE           APRIL 2, 1998
                                                                YEAR ENDED               TO
                                                              NOV. 30, 1999        NOV. 30, 1998
                                                              --------------       --------------
Net Asset Value, Beginning of Period........................      $  8.37              $ 10.00
                                                                  -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................         0.33                 0.06
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................         5.30                (1.69)
                                                                  -------              -------
Total from Investment Operations............................         5.63                (1.63)
                                                                  -------              -------
LESS DISTRIBUTIONS
Net Investment Income.......................................        (0.33)                  --
Net Realized Gains..........................................           --                   --
                                                                  -------              -------
Total Distributions.........................................        (0.33)                  --
                                                                  -------              -------
Net Asset Value, End of Period..............................      $ 13.67              $  8.37
                                                                  =======              =======
Total Return................................................        69.99%              (16.30)%#
Net Assets, End of Period (thousands).......................      $43,608              $10,969
Ratio of Expenses to Average Net Assets (1).................         1.05%                1.96%*
Ratio of Net Investment Income to Average Net Assets........         1.87%                3.24%*
Portfolio Turnover Rate.....................................          N/A                  N/A
Portfolio Turnover Rate of Master Fund Series...............        17.92%               34.84%(b)


------------------------------


*   Annualized



#  Non-annualized



(1) Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series.



(b) Calculated for the period ended November 30, 1998.



N/A Refer to the Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       THE DFA ONE-YEAR FIXED INCOME PORTFOLIO(1)
                                                          ---------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                            1999           1998           1997           1996           1995
                                                          ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period....................  $  10.22       $  10.23       $  10.24       $  10.21       $  10.05
                                                          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.52           0.57           0.59           0.56           0.60
Net Gains (Losses) on Securities (Realized and
  Unrealized)...........................................     (0.04)            --          (0.01)          0.03           0.17
                                                          --------       --------       --------       --------       --------
Total From Investment Operations........................      0.48           0.57           0.58           0.59           0.77
                                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.52)         (0.57)         (0.59)         (0.56)         (0.60)
Net Realized Gains......................................     (0.01)         (0.01)            --             --          (0.01)
                                                          --------       --------       --------       --------       --------
Total Distributions.....................................     (0.53)         (0.58)         (0.59)         (0.56)         (0.61)
                                                          --------       --------       --------       --------       --------
Net Asset Value, End of Period..........................  $  10.17       $  10.22       $  10.23       $  10.24       $  10.21
                                                          ========       ========       ========       ========       ========
Total Return............................................      4.80%          5.74%          5.84%          5.94%          7.80%
                                                          --------       --------       --------       --------       --------
Net Assets, End of Period (thousands)...................  $712,520       $752,510       $752,237       $854,521       $704,950
Ratio of Expenses to Average Net Assets**...............      0.21%          0.21%          0.22%          0.21%          0.20%
Ratio of Net Investment Income to Average Net Assets....      5.07%          5.51%          5.79%          5.39%          5.86%
Portfolio Turnover Rate.................................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series...........     57.58%         23.62%         82.84%         95.84%         81.31%

------------------------------

(1) Restated to reflect a 900% stock dividend as of January 2, 1996.


** Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1995 and subsequent periods.


N/A Refer to Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                             THE DFA TWO-YEAR GLOBAL
                                                                             FIXED INCOME PORTFOLIO
                                                              -----------------------------------------------------
                                                                YEAR           YEAR           YEAR         FEB. 9,
                                                                ENDED          ENDED          ENDED           TO
                                                              NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                                1999           1998           1997           1996
                                                              ---------      ---------      ---------      --------
Net Asset Value, Beginning of Period........................  $  10.21       $  10.40       $  10.37       $  10.00
                                                              --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      0.56           0.61           0.69           0.24
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................     (0.09)          0.01          (0.12)          0.35
                                                              --------       --------       --------       --------
Total From Investment Operations............................      0.47           0.62           0.57           0.59
                                                              --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income.......................................     (0.36)         (0.79)         (0.53)         (0.22)
Net Realized Gains..........................................     (0.01)         (0.02)         (0.01)            --
                                                              --------       --------       --------       --------
Total Distributions.........................................      (.37)         (0.81)         (0.54)         (0.22)
                                                              --------       --------       --------       --------
Net Asset Value, End of Period..............................  $  10.31       $  10.21       $  10.40       $  10.37
                                                              ========       ========       ========       ========
Total Return................................................      4.69%          6.39%          5.66%          6.01%#
                                                              --------       --------       --------       --------
Net Assets, End of Period (thousands).......................  $531,488       $440,885       $418,905       $319,343
Ratio of Expenses to Average Net Assets**...................      0.27%          0.29%          0.34%          0.33%*
Ratio of Net Investment Income to Average Net Assets........      5.59%          5.90%          6.70%          3.10%*
Portfolio Turnover Rate.....................................       N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series...............     78.15%        112.93%        119.27%         87.07%

------------------------------


*   Annualized


#  Non-annualized


** Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1995 and subsequent periods.


N/A Refer to Master Fund Series

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO
                                                          ---------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                            1999           1998           1997           1996           1995
                                                          ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period....................  $  10.35       $  10.36       $  10.42       $  10.05       $   9.75
                                                          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.49           0.54           0.59           0.65           0.59
Net Gains (Losses) on Securities (Realized and
  Unrealized)...........................................     (0.08)          0.01          (0.06)          0.09           0.30
                                                          --------       --------       --------       --------       --------
Total From Investment Operations........................      0.41           0.55           0.53           0.74           0.89
                                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.50)         (0.56)         (0.59)         (0.37)         (0.59)
Net Realized Gains......................................        --             --             --             --             --
                                                          --------       --------       --------       --------       --------
Total Distributions.....................................     (0.50)         (0.56)         (0.59)         (0.37)         (0.59)
                                                          --------       --------       --------       --------       --------
Net Asset Value, End of Period..........................  $  10.26       $  10.35       $  10.36       $  10.42       $  10.05
                                                          ========       ========       ========       ========       ========
Total Return............................................      4.11%          5.50%          5.39%          7.51%          9.35%
                                                          --------       --------       --------       --------       --------
Net Assets, End of Period (thousands)...................  $219,022       $210,986       $204,377       $174,386       $300,921
Ratio of Expenses to Average Net Assets.................      0.28%          0.29%          0.29%          0.30%          0.28%
Ratio of Net Investment Income to Average Net Assets....      4.95%          5.18%          5.95%          5.63%          6.14%
Portfolio Turnover Rate.................................     57.35%          6.93%         27.78%        211.97%        398.09%

------------------------------

Restated to reflect a 900% stock dividend as of January 2, 1996.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     THE DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                                          ---------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                            1999           1998           1997           1996           1995
                                                          ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period....................  $  10.65       $  10.88       $  11.04       $  10.51       $   9.81
                                                          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.37           0.45           0.48           0.50           0.39
Net Gains (Losses) on Securities (Realized and
  Unrealized)...........................................      0.01           0.42           0.33           0.61           1.08
                                                          --------       --------       --------       --------       --------
Total From Investment Operations........................      0.38           0.87           0.81           1.11           1.47
                                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.22)         (1.04)         (0.88)         (0.58)         (0.77)
Net Realized Gains......................................     (0.28)         (0.06)         (0.09)            --             --
                                                          --------       --------       --------       --------       --------
Total Distributions.....................................     (0.50)         (1.10)         (0.97)         (0.58)         (0.77)
                                                          --------       --------       --------       --------       --------
Net Asset Value, End of Period..........................  $  10.53       $  10.65       $  10.88       $  11.04       $  10.51
                                                          ========       ========       ========       ========       ========
Total Return............................................      3.63%          8.78%          7.87%         11.13%         15.23%
                                                          --------       --------       --------       --------       --------
Net Assets, End of Period (thousands)...................  $472,334       $371,619       $250,078       $165,772       $208,166
Ratio of Expenses to Average Net Assets.................      0.39%          0.41%          0.42%          0.46%          0.46%
Ratio of Net Investment Income to Average Net Assets....      3.62%          3.87%          4.50%          4.88%          5.80%
Portfolio Turnover Rate.................................     58.80%         74.36%         95.12%         97.78%        130.41%

------------------------------

Restated to reflect a 900% stock dividend as of January 2, 1996.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                           -------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                                          ----------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
                                                          NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                            1999          1998          1997          1996          1995
                                                          --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period....................  $  11.78      $  11.28      $  11.22      $  11.24      $  10.22
                                                          --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................      0.61          0.61          0.66          0.65          0.70
Net Gains (Losses) on Securities (Realized and
  Unrealized)...........................................     (0.89)         0.59          0.06         (0.13)         1.11
                                                          --------      --------      --------      --------      --------
Total From Investment Operations........................     (0.28)         1.20          0.72          0.52          1.81
                                                          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
Net Investment Income...................................     (0.58)        (0.65)        (0.66)        (0.50)        (0.70)
Net Realized Gains......................................     (0.08)        (0.05)           --         (0.04)        (0.09)
                                                          --------      --------      --------      --------      --------
Total Distributions.....................................     (0.66)        (0.70)        (0.66)        (0.54)        (0.79)
                                                          --------      --------      --------      --------      --------
Net Asset Value, End of Period..........................  $  10.84      $  11.78      $  11.28      $  11.22      $  11.24
                                                          ========      ========      ========      ========      ========
Total Return............................................     (2.41)%       11.07%         6.75%         4.98%        18.04%
                                                          --------      --------      --------      --------      --------
Net Assets, End of Period (thousands)...................  $256,376      $239,035      $136,555      $107,944      $ 78,087
Ratio of Expenses to Average Net Assets.................      0.21%         0.24%         0.25%         0.26%         0.27%
Ratio of Net Investment Income to Average Net Assets....      5.58%         5.77%         6.20%         6.22%         6.44%
Portfolio Turnover Rate.................................     13.05%        23.79%        24.06%        30.84%        40.79%

------------------------------

Restated to reflect a 900% stock dividend as of January 2, 1996.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                              CUSTODIAN--DOMESTIC

         DIMENSIONAL FUND ADVISORS INC.                         PFPC TRUST COMPANY
         1299 Ocean Avenue, 11th Floor                         400 Bellevue Parkway
             Santa Monica, CA 90401                            Wilmington, DE 19809
            Tel. No. (310) 395-8005

                  SUB-ADVISORS                       ACCOUNTING SERVICES, DIVIDEND DISBURSING
         DIMENSIONAL FUND ADVISORS LTD.                         AND TRANSFER AGENT
               14 Berkeley Street                                   PFPC INC.
                 London W1X 5AD                                400 Bellevue Parkway
                    England                                    Wilmington, DE 19809
            Tel. No. (171) 495-2343

             DFA AUSTRALIA LIMITED                                LEGAL COUNSEL
          Suite 2001, Level 20 Gateway                STRADLEY, RONON, STEVENS & YOUNG, LLP
               1 MacQuarie Place                             2600 One Commerce Square
          Sydney, New South Wales 2000                     Philadelphia, PA 19103-7098
                   Australia
           Tel. No. (612) 9 247-7822

           CUSTODIANS--INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                              2400 Eleven Penn Center
               New York, NY 10005                             Philadelphia, PA 19103
            THE CHASE MANHATTAN BANK
            4 Chase Metrotech Center
               Brooklyn, NY 11245

OTHER AVAILABLE INFORMATION

You can find more information about the Funds and their Portfolios in the Funds' Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

REQUEST FREE COPIES FROM:

- Your investment advisor -- you are a client of an investment advisor who has invested in the Portfolios on your behalf.

- The Fund -- you represent an institutional investor, registered investment advisor or other qualifying investor. Call collect at (310) 395-8005.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. (DFA INTERNATIONAL VALUE
PORTFOLIO)--REGISTRATION NO. 811-6067
DFA INVESTMENT DIMENSIONS GROUP INC. (ALL OTHER PORTFOLIOS)--REGISTRATION NO. 811-3258

                 (This page has been left blank intentionally.)

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

  The mutual fund described in this Prospectus offers a variety of investment portfolios. Each of the Fund's Portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. The Portfolios do not charge sales commissions or "loads".

                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES

Tax-Managed U.S. Marketwide    Tax-Managed U.S. 5-10 Value
Value Portfolio                Portfolio X
Tax-Managed U.S. Marketwide    Tax-Managed U.S. 6-10 Small
Value Portfolio X              Company Portfolio
Tax-Managed U.S. 5-10 Value    Tax-Managed U.S. 6-10 Small
Portfolio                      Company Portfolio X

                        INTERNATIONAL EQUITY SECURITIES


Tax-Managed DFA International  Tax-Managed DFA International
Value Portfolio                Value Portfolio X

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    3
  OTHER RISKS...............................................    4
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4

FEES AND EXPENSES...........................................    6

SECURITIES LENDING REVENUE..................................    7

HIGHLIGHTS..................................................    7

DIVIDEND POLICY.............................................    7

U.S. VALUE PORTFOLIOS.......................................    8

U.S. SMALL COMPANY PORTFOLIOS...............................    9

INTERNATIONAL EQUITY PORTFOLIOS.............................    9

TAX MANAGEMENT STRATEGIES...................................   11

PORTFOLIO TRANSACTIONS--ALL PORTFOLIOS......................   12

SECURITIES LOANS............................................   12

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............   12

MANAGEMENT OF THE FUNDS.....................................   13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   14

PURCHASE OF SHARES..........................................   15

VALUATION OF SHARES.........................................   17

EXCHANGE OF SHARES..........................................   18

REDEMPTION OF SHARES........................................   19

THE FEEDER PORTFOLIOS.......................................   20

FINANCIAL HIGHLIGHTS........................................   21

SERVICE PROVIDERS...........................................   23

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

The Portfolios:

- Are generally offered to institutional investors and clients of registered investment advisers.

-  Do not charge sales commissions or "loads".

-  Are designed for long-term investors.

The Portfolios are no-load and low cost.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall.

SOME PORTFOLIOS HAVE SPECIAL STRUCTURES: The Tax-Managed U.S. Marketwide Value Portfolio and Portfolio X are called "Feeder Portfolios", because they do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, a Feeder Portfolio might encounter operational or other complications.

A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------


Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each non-Feeder Portfolio and Master Fund. (A Feeder Portfolio does not need an investment manager.)


EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

Certain Domestic Equity Portfolios use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally, considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

For example, the Tax-Managed U.S. 5-10 Value Portfolios buy stocks with market caps in the range defined by stocks in NYSE deciles 5 through 10. Similarly, Tax-Managed U.S. 6-10 Small Company Portfolios purchase stocks with market caps equivalent to those of stocks in NYSE deciles 6 through 10; thus their name. In fact, the name of each other Portfolio employing a market capitalization segmentation approach also includes the NYSE deciles describing its particular market capitalization segment.
MARKET CAPITALIZATION MEANS the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

TAX-MANAGED PORTFOLIO STRATEGIES:
The Advisor's tax management strategies are designed to minimize taxable distributions to shareholders. Generally, the Advisor buys and sells a tax-managed portfolio's securities with the goals of:

1. Delaying and minimizing the realization of net capital gains (e.g., appreciated stocks might be sold later).

2. Maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

3.  Minimizing dividend income.

4. Selling securities to other tax-managed portfolios in order to offset gains by realizing losses.

HOW THE PORTFOLIOS DIFFER: The Portfolios will invest in a large portion of the eligible securities, but may not have identical holdings. Thus, the Portfolios may sell securities to one another, in order to employ certain tax management strategies.
Shareholders of Tax-Managed Portfolios may save on taxes while they hold their shares. However, they will still have to pay taxes if they sell their shares at a profit.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DOMESTIC EQUITY PORTFOLIOS:

THE U.S. VALUE PORTFOLIOS
----------------------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO X
TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO
TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO X

- INVESTMENT OBJECTIVE(S): Long-term capital appreciation while minimizing federal income taxes on returns.

-  INVESTMENT STRATEGY:

   - TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIOS -- Buy a Master Fund that purchases value stocks of United States companies on a market capitalization weighted basis.

   - TAX-MANAGED U.S. 5-10 VALUE PORTFOLIOS -- Purchase value stocks of United States companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - TAX-MANAGED U.S. MARKETWIDE PORTFOLIOS -- The full universe except for very small cap stocks.

   - TAX-MANAGED U.S. 5-10 VALUE PORTFOLIOS -- Mid and small capitalization issues.
"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.
In selecting value stocks, the Advisor primarily considers price relative to book value.

MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

THE U.S. SMALL COMPANY PORTFOLIOS
-------------------------------

TAX-MANAGED U.S. 6-10 SMALL COMPANY PORTFOLIO
TAX-MANAGED U.S. 6-10 SMALL COMPANY PORTFOLIO X

- INVESTMENT OBJECTIVE(S): Long-term capital appreciation while minimizing federal income taxes on returns.

- INVESTMENT STRATEGY: Purchase small company stocks using a market cap weighted approach.

RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.

INTERNATIONAL EQUITY PORTFOLIOS:

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO X

- INVESTMENT OBJECTIVE: Long-term capital appreciation while minimizing federal income taxes on returns.

- INVESTMENT STRATEGY: Purchase value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive. Most Portfolios and Master Funds do not hedge their foreign currency risks.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Tax-Managed DFA International Value Portfolios may use foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:

----------------

Non-Feeder Portfolios and Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


RISK AND RETURN BAR CHARTS AND TABLES

--------------------------------------


The Bar Charts and Tables opposite show each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios by comparing returns with those of a broad measure of market performance. Past performance is not an indication of future results. The Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X, Tax-Managed DFA International Value Portfolio and Tax-Managed DFA International Value Portfolio X have not been in operation for a full calendar year, so no information is shown for them.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TAX MANAGED
U.S. MARKETWIDE
VALUE PORTFOLIO
Total Returns (%)
1999                                                5.44
January 1999-December 1999
Highest Quarter                                           Lowest Quarter
16.45                                        (4/99-6/99)          -12.02  (7/99-9/99)
Period ending December 31, 1999
                                             Since 12/98
Annualized Returns (%)                         Inception
Tax-Managed U.S. Marketwide Value Portfolio         5.44
Russell 3000 Value Index                            6.64
TAX-MANAGED
U.S. 5-10 VALUE PORTFOLIO
Total Returns (%)
1999                                               12.76
January 1999-December 1999
Highest Quarter                                           Lowest Quarter
23.04                                        (4/99-6/99)           -6.82  (7/99-9/99)
Period ending December 31, 1999
                                             Since 12/98
Annualized Returns (%)                         Inception
Tax-Managed U.S. 5-10 Value Portfolio              12.76
Russell 2000 Value Index                           -1.49
TAX-MANAGED U.S. 6-10
SMALL COMPANY PORTFOLIO
Total Returns (%)
1999                                               30.08
January 1999-December 1999
Highest Quarter                                           Lowest Quarter
21.71                                        (4/99-6/99)           -6.78  (1/99-3/99)
Period ending December 31, 1999
                                             Since 12/98
Annualized Returns (%)                         Inception
Tax-Managed U.S. 6-10                              30.08
Small Company Portfolio
Russell 2000 Index                                 21.26

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): NONE

                         ANNUAL FUND OPERATING EXPENSES

               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicated below, the expenses in the following table are annualized based on those incurred by the Portfolios (and the corresponding Master Fund, where applicable) from inception through the fiscal year ended November 30, 1999.



                                                                                         TOTAL
                                                                                        ANNUAL
               ANNUAL FUND OPERATING EXPENSES                  MANAGEMENT    OTHER     OPERATING
          (AS A PERCENTAGE OF AVERAGE NET ASSETS)                 FEE       EXPENSES   EXPENSES
------------------------------------------------------------   ----------   --------   ---------
Tax-Managed U.S. Marketwide Value(1)........................      0.35%       0.34%      0.69%
Tax-Managed U.S. Marketwide Value X(1)(2)...................      0.35%       0.13%      0.48%
Tax-Managed U.S. 5-10 Value.................................      0.50%       0.14%      0.64%
Tax-Managed U.S. 5-10 Value X(2)............................      0.50%       0.13%      0.63%
Tax-Managed U.S. 6-10 Small Company.........................      0.50%       0.28%      0.78%
Tax-Managed U.S. 6-10 Small Company X(2)....................      0.50%       0.13%      0.63%
Tax-Managed DFA International Value.........................      0.50%       1.06%      1.56%
Tax-Managed DFA International Value X(2)....................      0.50%       0.45%      0.95%


------------------------

 (1) Feeder Portfolio. The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Feeder Portfolio.


 (2) "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 2000. These Portfolios and Master Fund had not begun operations as of the date of this Prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.


    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   ---------
Tax-Managed U.S. Marketwide Value...........................    $ 70       $221       $384       $ 859
Tax-Managed U.S. Marketwide Value X.........................      49        154        N/A         N/A
Tax-Managed U.S. 5-10 Value.................................      65        205        357         798
Tax-Managed U.S. 5-10 Value X...............................      64        209        N/A         N/A
Tax-Managed U.S. 6-10 Small Company.........................      80        249        433         966
Tax-Managed U.S. 6-10 Small Company X.......................      64        202        N/A         N/A
Tax-Managed DFA International Value.........................     159        493        850       1,856
Tax-Managed DFA International Value X.......................      97        303        N/A         N/A



    With respect to the Tax-Managed U.S. Marketwide Value Portfolios, the Example summarizes the aggregate annual operating expenses of both the Portfolios and the corresponding Master Funds in which the Portfolios invest.

    The Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X (and the corresponding Master Fund, where applicable) are new and, therefore, the above example is based on estimated expenses for the current fiscal year and does not extend over five- and ten-year periods.


                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the following Portfolios and Master Funds received the following net revenue from a securities lending program (See "SECURITIES LOANS") which constituted a percentage of the average daily net assets of the Portfolio or Master Fund:



                                                                            PERCENTAGE
                                                                              OF NET
PORTFOLIO/MASTER FUND                                         NET REVENUE     ASSETS
---------------------                                         -----------   ----------
Tax-Managed U.S. Marketwide Value Series....................  $    6,000       0.01%
Tax-Managed U.S. 5-10 Value Portfolio.......................     111,000       0.06%
Tax-Managed U.S. 6-10 Small Company Portfolio...............      43,000       0.12%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    The Advisor serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund. Dimensional Fund Advisors Ltd. and DFA Australia Limited provide consulting services to the Advisor with respect to the Tax-Managed DFA International Value Portfolios. The Advisor provides each Feeder Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")

                                DIVIDEND POLICY

PORTFOLIO/MASTER FUND                                     YEARLY    SEMI-ANNUALLY   QUARTERLY   MONTHLY
---------------------                                    --------   -------------   ---------   --------
Tax-Managed U.S. Marketwide Value                                                       X
Tax-Managed U.S. Marketwide Value X                                                     X
Tax-Managed U.S. 5-10 Value                                 X
Tax-Managed U.S. 5-10 Value X                               X
Tax-Managed U.S. 6-10 Small Company                         X
Tax-Managed U.S. 6-10 Small Company X                       X
Tax-Managed DFA International Value                         X
Tax-Managed DFA International Value X                       X

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares. The value of the shares issued by each Feeder Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. The value of the shares issued by all other Portfolios will fluctuate in relation to their own investment experience. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each of these Portfolios is to achieve long-term capital appreciation. The Tax-Managed U.S. Marketwide Value Portfolio and Portfolio X will pursue their investment objectives by investing all of their assets in the Tax-Managed U.S. Marketwide Value Series and Series X (collectively, the "Tax-Managed Marketwide Value Series") of The DFA Investment Trust Company (the "Trust"), respectively. Each Tax-Managed Marketwide Value Series has the same investment objective and policies as the corresponding Tax-Managed U.S. Marketwide Value Portfolio.


    The Tax-Managed U.S. 5-10 Value Portfolio and Portfolio X and the Tax-Managed Marketwide Value Series invest directly in portfolio securities. Ordinarily, each of these Portfolios and Series will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be "value" stocks at the time of purchase. Securities are considered value stocks primarily because the shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies, with the highest positive book to market ratios, whose shares are listed on the NYSE and, except as described under "Portfolio Structure," will be considered eligible for investment. In measuring value, however, the Advisor may consider additional factors such as a company's cash flow, economic conditions and developments in the company's industry. The Tax-Managed Marketwide Value Series will purchase common stocks of companies whose market capitalizations equal the market capitalizations of companies in the 1st through 8th deciles of those companies listed on the NYSE. The Tax-Managed U.S. 5-10 Value Portfolio and Portfolio X will purchase common stocks of companies whose market capitalizations are equal to the market capitalizations of companies in the 5th through 10th deciles of those companies listed on the NYSE. With respect to market capitalizations in the 9th through 10th deciles, these Portfolios may limit purchases of such common stocks to those times when it is advantageous to do so.


PORTFOLIO CONSTRUCTION


    Each Portfolio and Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded OTC. Each such Portfolio or Series intends to invest in a large portion of the universe of companies whose shares are eligible for investment; shares of a certain number of eligible companies will be held by both such Portfolios or Series. It is intended, for example, that the securities portfolio of the Tax-Managed U.S. 5-10 Value Portfolio will not be identical to that of the Tax-Managed U.S. 5-10 Value Portfolio X, even though the investment criteria of each Portfolio are the same. The Tax-Managed Marketwide Value Series intend to operate in an identical manner as described in the preceding two sentences with respect to their own investment portfolios.


PORTFOLIO TRANSACTIONS

    The Tax-Managed Marketwide Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Series. The Tax-Managed U.S. 5-10 Value Portfolio and Portfolio X may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment.

    In addition, each Tax-Managed Marketwide Value Series may sell portfolio securities when its book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series. The Tax-Managed U.S. 5-10 Value Portfolio and Portfolio X may also sell portfolio securities in the same circumstances, however, it is anticipated that they will generally retain securities of issuers with relatively small market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio. The Tax-Managed U.S. 5-10 Value Portfolio and Portfolio X should not be expected to adhere to their market capitalization weightings to the same extent as the Tax-Managed Marketwide Value Series.

                       THE U.S. SMALL COMPANY PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Tax-Managed U.S. 6-10 Small Company Portfolio and Portfolio X is to achieve long-term capital appreciation. The Portfolios provide investors with access to securities portfolios consisting of small U.S. companies. Company size will be determined for purposes of the Portfolios solely on the basis of a company's market capitalization which will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.

    The Tax-Managed U.S. 6-10 Small Company Portfolio and Portfolio X will invest at least 80% of their assets in equity securities of U.S. companies and will be structured to reflect reasonably the relative market capitalizations of their portfolio companies. The Advisor believes that over the long term the investment performance of small companies is superior to large companies. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the Portfolios, may participate in the investment performance of these companies through ownership of a Portfolio's stock.

    The Tax-Managed U.S. 6-10 Small Company Portfolio and Portfolio X will invest in a broad and diverse group of small U.S. companies having readily marketable securities. The Portfolios will purchase common stocks of companies whose shares are listed on the NYSE, AMEX or traded OTC. The Portfolios may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of such Portfolios. Except as described under "Portfolio Construction," it is the intention of each Portfolio to acquire a large portion of the common stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "SMALL COMPANY MASTER FUNDS--Portfolio Construction.") In the future, the Portfolios may purchase may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the Portfolios are authorized to invest in privately placed convertible debentures. Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of each Portfolio's net assets at the time of purchase.

PORTFOLIO CONSTRUCTION


    The Tax-Managed U.S. 6-10 Small Company Portfolio and Portfolio X each intend to invest in a large portion of the universe of companies whose shares are eligible for investment; shares of a certain number of eligible companies will be held by both. It is intended that the securities portfolio of the Tax-Managed U.S. 6-10 Small Company Portfolio will not be identical to that of the Tax-Managed U.S. 6-10 Small Company Portfolio X, even though the investment criteria of each are the same.


                        INTERNATIONAL EQUITY PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Tax-Managed DFA International Value Portfolio and Portfolio X is to achieve long-term capital appreciation. Each Portfolio seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The Portfolios intend to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Portfolios may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolios' asset growth permits, they may invest in the stocks of large companies in other developed markets.


    Under normal market conditions, at least 65% of each Portfolio's assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of each Portfolio's assets will be invested in such companies in any one country. The Portfolios reserve the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that a Portfolio invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

    As of the date of this prospectus, each Portfolio intends to invest in companies having at least $800 million of market capitalization, and each Portfolio will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in a Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.


    It is management's belief that the value stocks of large companies, over a long term, offer a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolios involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolios.


    The Tax-Managed DFA International Value Portfolio and Portfolio X do not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolios do pay dividends. It is anticipated, therefore, that the Portfolios will receive dividend income.

PORTFOLIO CONSTRUCTION


    The Tax-Managed International Value Portfolio and Portfolio X each intend to invest in a large portion of the universe of companies whose shares are eligible for investment; shares of a certain number of eligible companies will be held by both. It is intended that the securities portfolio of the Tax-Managed DFA International Value Portfolio will not be identical to that of the Tax-Managed DFA International Value Portfolio X, even though the investment criteria of each are the same.

                           TAX MANAGEMENT STRATEGIES

    The Portfolios and Master Funds described in this Prospectus seek to minimize the impact of federal taxes on investment returns by managing their portfolios in a manner that will defer the realization of net capital gains where possible and may minimize dividend income.

    When selling securities, a Portfolio or Master Fund, typically, will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains generally are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. Each Portfolio or Master Fund, when possible, will refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, each Portfolio or Master Fund, when consistent with all other tax management policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions.

    In addition to selling practices used among all portfolios managed by the Advisor, securities may be sold by a Portfolio or Master Fund to a Portfolio or Master Fund having an identical investment objective and policies. Specifically, for example, Tax-Managed U.S. 5-10 Value Portfolio may sell portfolio securities to Tax-Managed U.S. 5-10 Value Portfolio X (and vice versa). Such sales would be made to realize losses on securities which would be used to offset gains on other securities realized by the selling Portfolio. Such transactions are intended to benefit both Portfolios or Master Funds that are parties to the transaction. The selling Portfolio or Master Fund will recognize a loss which it can use to offset realized gains, while the purchasing Portfolio or Master Fund will acquire an eligible portfolio security, at a current market price, but without payment of brokerage commissions.

    While the Advisor believes this strategy can be both tax and cost efficient, applicable federal tax law provides for suspension of recognition of losses and potential disallowance of such losses incurred on the sale of securities by a Portfolio or Master Fund to another Portfolio or Master Fund if, as of the date of any sale of a loss security, five or fewer persons own or are considered for tax purposes to own more than 50% of the outstanding shares of both the selling and purchasing Portfolio. The Advisor intends to control the number of investors in each Portfolio in several ways. First, as with all portfolios that the Advisor manages, it retains the right in its discretion to reject any initial or additional investment for any reason and to suspend the offering of shares of any portfolio. Second, the Advisor intends to offer the shares of each Portfolio to relatively few institutional investors and anticipates that shares will be offered primarily to individual investors, thereby creating a substantial number of shareholders in each Portfolio. Finally, the Advisor intends to monitor closely all purchases of shares of the Portfolios in order to increase the probability that the five or fewer shareholder threshold is not violated.

    The timing of purchases and sales of securities may be managed to minimize the receipt of dividends when possible. With respect to dividends that are received, the Portfolios and Master Funds may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders if, because of timing activities, the requisite holding period of the dividend paying stock is not met. Portfolio investments also may be managed to emphasize low dividend-yielding securities.

    The Portfolios and Master Funds are expected to deviate from their market capitalization weightings to a greater extent than non-Tax-Managed Portfolios. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and may sell stock of a company that meets applicable market capitalization criteria in order to realize a capital loss. Also, the Tax-Managed Portfolios and Master Funds may dispose of securities whenever the Advisor determines that disposition is consistent with their tax management strategies or is otherwise in the best interest of a Portfolio or Master Fund.

    Although the Advisor intends to manage each Portfolio or Master Fund in a manner to minimize the realization of capital gains and taxable dividend income each year, the Portfolios may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio or Master Fund realizes a net capital loss. Furthermore, the redeeming shareholders will be required to pay taxes on their capital gains, if any, on a redemption of a Portfolio's shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder's tax basis in the shares redeemed.

                     PORTFOLIO TRANSACTIONS--ALL PORTFOLIOS


    Investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio.


                                SECURITIES LOANS


    All of the Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income, although inasmuch as the Feeder Portfolios will only hold shares of a corresponding Master Fund, these Portfolios do not intend to lend those shares. While a Portfolio or Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio or Master Fund. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's or Master Fund's total assets. In connection with such loans, a Portfolio or Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolios and Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.


                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The portfolio structures of each Portfolio and Master Fund involve market capitalization weighting. That is, their investment portfolios are market capitalization weighted. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.


    The Tax-Managed Portfolios and Series should not be expected to adhere to their market capitalization weightings to the same extent as non-tax-managed portfolios advised by the Advisor. The tax management strategies used by the Advisor to defer the realization of net capital gains or minimize dividend income, from time to time, may cause deviation from market capitalization weighting.


    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.


    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by a Portfolio or Master Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a Portfolio's or Master Fund's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.


                            MANAGEMENT OF THE FUNDS


    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all non-feeder Portfolios and all Master Funds are made by the Investment Committee of the Advisor which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios (except the Feeder Portfolios) and the Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor's address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. For advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES."


    The Fund and the Trust bear all of their own costs and expenses, including: services of their independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are to be borne by each Master Fund on the basis of its relative net assets.


    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.

The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") and beneficially owns 100% of DFA Australia Limited ("DFA Australia").



CONSULTING SERVICES--TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO AND PORTFOLIO
  X



    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to Tax-Managed DFA International Value Portfolio and Portfolio X.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The policy of the Portfolios, except Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Marketwide Value Portfolio X is to distribute substantially all of their net investment income together with any net realized capital gains in December of each year. Dividends from net investment income of Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Marketwide Value Portfolio X are distributed quarterly and any net realized capital gains are distributed annually after November 30.


    Shareholders of each of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to a Portfolio other than the Tax-Managed DFA International Value Portfolio and Portfolio X, upon written notice to the Advisor, the shareholder selects one of the options listed below.


       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Certain investments by the Portfolios (or their corresponding Master Fund) may be subject to special rules which may affect the amount, character and timing of the income to the investing entity. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to U.S. federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually as to the U.S. federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Dividends which are declared in October, November or December to shareholders of record in such a month, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for U.S. federal income tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions and on sales of shares of a Portfolio. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

CASH PURCHASES

    Investors may purchase shares of any Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

    "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to PNC Bank, N.A. for the account of DFA Investment Dimensions Group Inc. (specify Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares of any Portfolio by check should send their check to DFA Investment Dimensions Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington,
Delaware 19809.

    Payment of the total amount due should be made in U.S. dollars. Subject to approval by the Advisor, payment may be made in any freely convertible currency and the necessary foreign exchange transactions will be arranged on behalf of, and at the expense of, the applicant. Applicants settling in any currency other than U.S. dollars are advised that a delay in processing a purchase or redemption may occur to allow for currency conversion.


    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or their corresponding Master Funds) or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the Tax-Managed DFA International Value Portfolio or Portfolio X are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Tax-Managed DFA International Value Portfolio or Portfolio X with local currencies should first contact the Advisor for wire instructions.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio or Master Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio or Master Fund may not exceed 5% of the net assets of the Portfolio or Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.


    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios will fluctuate in relation to the investment experience of the Master Funds in which such Portfolios invest. Securities held by the Portfolios and the Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors.


    Provided that the transfer agent has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. The transfer agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase orders and funds from certain investors. With respect to such investors, the shares of the Portfolio selected will be priced at the public offering price calculated after receipt of the purchase order by the sub-transfer agent. The only difference between a normal purchase and a purchase through a sub-transfer agent is that if the investor buys shares through a sub-transfer agent, the purchase price will be the public offering price next calculated after the sub-transfer agent receives the order, rather than on the day the custodian receives the investor's payment (provided that the sub-transfer agent has received the investor's purchase order in good order).


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Tax-Managed DFA International Value Portfolio and Portfolio X are determined as of such times for the purpose of computing the net asset value of each Portfolio. If events which materially affect the value of the investments of a Portfolio occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Tax-Managed DFA International Value Portfolio and Portfolio X each own securities that are primarily listed on foreign exchanges, which may trade on days when the Portfolios do not price their shares, the net asset value of a Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset values per share of the Tax-Managed DFA International Value Portfolio and Portfolio X are expressed in U.S. dollars by translating the net assets of each Portfolio using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.



    The Tax-Managed DFA International Value Portfolio and Portfolio X are each closed if portfolio securities greater than 50% of its total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio will not be accepted on those days.


PUBLIC OFFERING PRICE

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and their corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

Investors may exchange shares of one Portfolio for those of another Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing a letter of instruction and mailing it to:

                      DFA Investment Dimensions Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange is $100,000. Exchanges are accepted into or from any of the Portfolios offered in this prospectus. Such exchange is subject to any applicable reimbursement fee charged by a Portfolio in connection with the sale of its shares.

    Investors in any Portfolio eligible for the exchange privilege also may exchange all or part of their Portfolio shares into portfolios of Dimensional Investment Group Inc., subject to the minimum purchase requirement set forth in the applicable portfolio's prospectus. Investors may contact the Advisor at the above-listed phone number for more information on such exchanges and to request a copy of the prospectuses of the portfolios of Dimensional Investment Group Inc.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received a letter of instruction in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed a letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if stock certificates have not been issued and the shares of the Portfolio being acquired are registered in the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE


    Investors who desire to redeem shares of a Portfolio must first contact the Advisor at (310) 395-8005. Each Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order, by the transfer agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in their discretion; a shareholder may request overnight delivery of such check at the shareholder's own expense. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. (See "PURCHASE OF SHARES.") In the interests of economy and convenience, certificates for shares are not issued.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific Portfolio is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS


    When in the best interests of a Feeder Portfolio, the Feeder Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Feeder Portfolio receives from the Master Fund in lieu of cash. A Portfolio that is not a Feeder Portfolio may also make a redemption payment, in whole or in part, by a distribution of Portfolio securities in lieu of cash, when in the best interests of the Portfolio. The Portfolios and Master Funds are also authorized to make redemption payments solely by a distribution of portfolio securities (or a combination of securities and cash) when it is determined by the Advisor to be consistent with the tax management strategies described in this prospectus. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs when selling securities that were received in payment of redemptions. The Tax-Managed DFA International Value Portfolio and Portfolio X reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.


                             THE FEEDER PORTFOLIOS


    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Feeder Portfolio.


    The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Feeder Portfolio, the Feeder Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding

Master Fund. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations, as indicated by the table. The Tax-Managed U.S. 6-10 Small Company Portfolio X, Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, and Tax-Managed DFA International Value Portfolio X had not begun operations by November 30, 1999 so no information is available for them. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements (except the Tax-Managed U.S. 6-10 Small Company Portfolio X, Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X and Tax-Managed DFA International Value Portfolio X), are included in the annual report. Further information about each Portfolio's performance (other than the Tax-Managed U.S. 6-10 Small Company Portfolio X, Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X and Tax-Managed DFA International Value Portfolio X) is contained in the annual report which is available upon request.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                              FINANCIAL HIGHLIGHTS

                           -------------------------


                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                         THE TAX-MANAGED    THE TAX-MANAGED     THE TAX-MANAGED     THE TAX-MANAGED
                                         U.S. MARKETWIDE    U.S. 5-10 VALUE     U.S. 6-10 SMALL    DFA INTERNATIONAL
                                         VALUE PORTFOLIO       PORTFOLIO       COMPANY PORTFOLIO    VALUE PORTFOLIO
                                         ----------------   ----------------   -----------------   -----------------
                                          DEC. 14, 1998      DEC. 11, 1998       DEC. 15, 1998       APR. 16, 1999
                                                TO                 TO                 TO                  TO
                                             NOV. 30,           NOV. 30,           NOV. 30,            NOV. 30,
                                               1999               1999               1999                1999
                                         ----------------   ----------------   -----------------   -----------------
Net Asset Value, Beginning of Period...      $ 10.00            $  10.00            $ 10.00             $ 10.00
                                             -------            --------            -------             -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................         0.10                0.05               0.02                0.03
Net Gains on Securities (Realized and
  Unrealized)..........................         0.61                1.14               2.17                0.21
                                             -------            --------            -------             -------
Total From Investment Operations.......         0.71                1.19               2.19                0.24
                                             -------            --------            -------             -------
LESS DISTRIBUTIONS
Net Investment Income..................        (0.07)                 --                 --                  --
Net Realized Gains.....................           --                  --                 --                  --
                                             -------            --------            -------             -------
Total Distributions....................        (0.07)                 --                 --                  --
                                             -------            --------            -------             -------
Net Asset Value, End of Period.........      $ 10.64            $  11.19            $ 12.19             $ 10.24
                                             =======            ========            =======             =======
Total Return...........................         7.02%#             11.90%#            21.90%#              2.40%#
                                             -------            --------            -------             -------

Net Assets, End of Period
  (thousands)..........................      $99,579            $266,735            $67,274             $39,242
Ratio of Expenses to Average Net
  Assets...............................         0.69%*(a)(b)         0.64%*(a)         0.78%*(a)           1.56%*(a)
Ratio of Net Investment Income to
  Average Net Assets...................         1.27%*(a)           0.66%*(a)          0.37%*(a)           0.83%*(a)
Ratio of Net Investment Income to
  Average Net Assets (Excluding Waivers
  and Assumption of Expenses)..........           --                  --                 --                0.83%*(a)
Portfolio Turnover Rate................          N/A               15.24%*             8.92%*              0.12%*
Portfolio Turnover Rate of Master Fund
  Series...............................         9.72%*               N/A                N/A                 N/A
                                             -------            --------            -------             -------


------------------------------


*   Annualized



#  Non-Annualized



(a) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.



(b) Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund Series.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                              CUSTODIAN--DOMESTIC

         DIMENSIONAL FUND ADVISORS INC.                         PFPC TRUST COMPANY
         1299 Ocean Avenue, 11th Floor                         400 Bellevue Parkway
             Santa Monica, CA 90401                            Wilmington, DE 19809
            Tel. No. (310) 395-8005
    ACCOUNTING SERVICES, DIVIDEND DISBURSING                      LEGAL COUNSEL
               AND TRANSFER AGENT                     STRADLEY, RONON, STEVENS & YOUNG, LLP
                   PFPC INC.                                 2600 One Commerce Square
              400 Bellevue Parkway                         Philadelphia, PA 19103-7098
              Wilmington, DE 19809

            CUSTODIAN--INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                              2400 Eleven Penn Center
               New York, NY 10005                             Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION


You can find more information about the Fund and the Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.


STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

REQUEST FREE COPIES FROM:

- Your investment advisor -- you are a client of an investment advisor who has invested in the Portfolios on your behalf.

- The Fund -- you represent an institutional investor, registered investment advisor or other qualifying investor. Call collect at (310) 395-8005.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DFA INVESTMENT DIMENSIONS GROUP INC.--REGISTRATION NO. 811-3258

                 (This page has been left blank intentionally.)

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                 ---------------------------------------------

  The mutual fund described in this Prospectus offers a variety of investment portfolios. Each listed Portfolio:
  - Has its own investment objective and policies, and is the equivalent of a separate mutual fund.- Is exclusively available to insurance company separate accounts funding variable life and variable annuity contracts.- Does not charge a sales commission or "load". - Is designed for long-term investors.

                           DOMESTIC EQUITY PORTFOLIOS

                VA Large Value Portfolio        VA Small Value Portfolio

                        INTERNATIONAL EQUITY PORTFOLIOS

        VA International Value Portfolio    VA International Small Portfolio

                            FIXED INCOME PORTFOLIOS

              VA Short-Term Fixed Portfolio       VA Global Bond Portfolio

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    3

  MANAGEMENT................................................    3
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    4
  OTHER RISKS...............................................    5
  RISK AND RETURN BAR CHARTS AND TABLES.....................    6

ANNUAL FUND OPERATING EXPENSES..............................    8

SECURITIES LENDING REVENUE..................................    9

HIGHLIGHTS..................................................    9

DOMESTIC EQUITY PORTFOLIOS..................................    9

  INVESTMENT OBJECTIVES AND POLICIES........................    9

INTERNATIONAL EQUITY PORTFOLIOS.............................   10

VA INTERNATIONAL VALUE PORTFOLIO............................   10

  INVESTMENT OBJECTIVE AND POLICIES.........................   10

VA INTERNATIONAL SMALL PORTFOLIO............................   11

  INVESTMENT OBJECTIVE AND POLICIES.........................   11
  PORTFOLIO CONSTRUCTION....................................   12

FIXED INCOME PORTFOLIOS INVESTMENT OBJECTIVES AND
  POLICIES..................................................   13

  VA SHORT-TERM FIXED PORTFOLIO.............................   13
  VA GLOBAL BOND PORTFOLIO..................................   13
  DESCRIPTION OF INVESTMENTS................................   14
  INVESTMENTS IN THE BANKING INDUSTRY.......................   15
  PORTFOLIO STRATEGY........................................   15

PORTFOLIO TRANSACTIONS--DOMESTIC AND INTERNATIONAL EQUITY
  PORTFOLIOS................................................   16

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............   16

SECURITIES LOANS............................................   17

MANAGEMENT OF THE FUND......................................   18

  CONSULTING SERVICES--VA INTERNATIONAL VALUE PORTFOLIO.....   18
  INVESTMENT SERVICES--VA INTERNATIONAL SMALL PORTFOLIO.....   18

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   19

PURCHASE AND REDEMPTION OF SHARES...........................   19

VALUATION OF SHARES.........................................   19

FINANCIAL HIGHLIGHTS........................................   21

SERVICE PROVIDERS...........................................   25

RISK/RETURN SUMMARY

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager and administrator for the Portfolios.

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

FIXED INCOME INVESTMENT APPROACH:
-------------------------------

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall. Fixed income Portfolios are particularly sensitive to changing interest rates.

MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DOMESTIC EQUITY PORTFOLIOS:

VA LARGE VALUE PORTFOLIO
VA SMALL VALUE PORTFOLIO

-  INVESTMENT OBJECTIVE (EACH PORTFOLIO): Long-term capital appreciation.

- INVESTMENT STRATEGY (EACH PORTFOLIO): Purchases value stocks of United States companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: VA Large Value Portfolio focuses on large capitalization stocks, VA Small Value Portfolio on small company issues.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price than the stocks of larger companies.

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

INTERNATIONAL PORTFOLIOS:

VA INTERNATIONAL VALUE PORTFOLIO
VA INTERNATIONAL SMALL COMPANY PORTFOLIO

MOST PORTFOLIOS DO NOT HEDGE THEIR FOREIGN CURRENCY RISKS.

-  INVESTMENT OBJECTIVE (EACH PORTFOLIO): Long-term capital appreciation.

-  INVESTMENT STRATEGY:

    -- VA INTERNATIONAL VALUE PORTFOLIO: Buy value stocks of large, non-U.S.
      companies on a market capitalization weighted basis in each applicable country.

    -- VA INTERNATIONAL SMALL COMPANY PORTFOLIO: Buy Japanese, United Kingdom, other European, and Pacific Rim small company stocks on a market capitalization weighted basis in each applicable country.

The International Portfolios have stopped purchasing Malaysian stocks. This action was taken because the Malaysian government restricted the ability of foreign investors--including the Portfolios--to withdraw their investments from Malaysia.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

FIXED INCOME PORTFOLIOS:

VA SHORT-TERM FIXED PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of one year or less.

- INVESTMENT STRATEGY: Acquire high quality obligations maturing in a year or less. The Portfolio may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate investments in the banking industry in certain cases.

RISK OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the VA Short-Term Fixed Portfolio to changes in performance of the banking industry generally.

VA GLOBAL BOND PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in five years or less.

- INVESTMENT STRATEGY: Buy obligations of issuers that might include the U.S. and other national governments, supranational organizations (e.g., the World
    Bank) and domestic and foreign corporations. The Portfolio hedges all foreign currency risks.

OTHER RISKS
-----------

DERIVATIVES:
----------


Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). VA Global Bond Portfolio uses long-term foreign currency futures contracts to hedge foreign currency risks. The VA International Equity Portfolios may also do so. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:
----------------

The Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES

--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VA LARGE VALUE
PORTFOLIO
TOTAL RETURNS (%)
1996                                           18.47
1997                                           29.21
1998                                           10.74
1999                                            4.75
January 1996-December 1999
Highest Quarter                       Lowest Quarter
15.27 (10/98-12/98)               -15.84 (7/98-9/98)
Periods ending December 31, 1999
                                                 One   Since 2/95
Annualized Returns (%)                          Year    Inception
VA Large Value Portfolio                        4.75        17.15
Russell 1000 Value Index                        7.35        22.76
VA SMALL VALUE
PORTFOLIO
Total Returns (%)
1996                                           22.05
1997                                           30.45
1998                                           -6.62
1999                                            9.86
January 1996-December 1999
Highest Quarter                       Lowest Quarter
22.63 (4/99-6/99)                 -21.73 (7/98-9/98)
Periods ending December 31, 1999
                                                 One  Since 10/95
Annualized Returns (%)                          Year    Inception
VA Small Value Portfolio                        9.86        11.85
Russell 2000 Value Index                       -1.49        10.31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VA INTERNATIONAL
VALUE PORTFOLIO
Total Returns (%)
1996                                                                     7.12
1997                                                                    -2.23
1998                                                                    11.72
1999                                                                    22.02
January 1996-December 1999
Highest Quarter                                                Lowest Quarter
17.29 (10/98-12/98)                                        -18.20 (7/98-9/98)
Periods ending December 31, 1999
                                                                          One            Since 10/95
Annualized Returns (%)                                                   Year              Inception
VA International Value Portfolio                                        22.02                  10.13
MSCI EAFE Index (net dividends)                                         26.91                  13.46
VA INTERNATIONAL
SMALL PORTFOLIO
Total Returns (%)
1996                                                                     0.27
1997                                                                   -23.23
1998                                                                     5.17
1999                                                                    18.52
January 1996-December 1999
Highest Quarter                                                Lowest Quarter
18.98 (1/98-3/98)                                          -16.67 (7/98-9/98)
Periods ending December 31, 1999
                                                                          One            Since 10/95
Annualized Returns (%)                                                   Year              Inception
VA International Small Portfolio                                        18.52                  -0.71
Salomon Smith Barney Extended Market Index -                            22.97                   7.61
Europe, Pacific, Asia Composite
VA SHORT-TERM
FIXED PORTFOLIO
Total Returns (%)
1996                                                                     5.20
1997                                                                     5.70
1998                                                                     5.50
1999                                                                     4.27
January 1996-December 1999
Highest Quarter                                                Lowest Quarter
1.73 (4/97-6/97)                                             0.88 (4/99-6/99)
Periods ending December 31, 1999
                                                                     One Year  Since 10/95 Inception
Annualized Returns (%)
VA Short-Term Fixed Portfolio                                            4.27                   5.17
3-Month U.S. Treasury Bill Index                                         4.83                   5.23
Merrill Lynch U.S. Corporate & Government 1-3 Years Index                3.26                   5.77
VA GLOBAL BOND
PORTFOLIO
Total Retruns (%)
1996                                                                     8.97
1997                                                                     7.78
1998                                                                     8.24
1999                                                                     4.03
January 1996-December 1999
Highest Quarter                                                Lowest Quarter
4.20 (7/96-9/96)                                            -0.15 (1/96-3/96)
Periods ending December 31, 1999
                                                                     One Year   Since 2/95 Inception
Annualized Returns (%)
VA Global Bond Portfolio                                                 4.03                   8.54
Lehman Intermediate Government/Corporate Index                           0.39                   6.85

                         ANNUAL FUND OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following table are based on those incurred by the Portfolios for the fiscal year ended November 30, 1999.



ANNUAL FUND OPERATING EXPENSES                      MANAGEMENT    OTHER     TOTAL OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                FEE       EXPENSES      EXPENSES
---------------------------------------             ----------   --------   ---------------
VA Small Value....................................     0.50%       0.17%         0.67%

VA Large Value....................................     0.25%       0.18%         0.43%

VA International Value............................     0.40%       0.25%         0.65%

VA International Small............................     0.50%       0.29%         0.79%

VA Short-Term Fixed...............................     0.25%       0.15%         0.40%

VA Global Bond....................................     0.25%       0.24%         0.49%


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        --------   --------   --------   --------
VA Small Value........................................    $68        $214       $373      $  835

VA Large Value........................................    $44        $138       $241      $  542

VA International Value................................    $66        $208       $362      $  810

VA International Small................................    $81        $252       $439      $  978

VA Short-Term Fixed...................................    $41        $128       $224      $  505

VA Global Bond........................................    $50        $157       $274      $  616

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the International Equity Portfolios received the following net revenue from a securities lending program (see "Securities Loans") which constituted a percentage of the average daily net assets of each Portfolio:



                                                                             PERCENTAGE
PORTFOLIO                                                     NET REVENUE   OF NET ASSETS
---------                                                     -----------   -------------
VA International Value Portfolio............................    $ 9,000         0.04%
VA International Small Portfolio............................    $ 6,000         0.05%
VA Small Value Portfolio....................................    $15,000         0.08%


                                   HIGHLIGHTS

MANAGEMENT OF THE FUND

    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited each serve as a sub-advisor to VA International Small Portfolio. (See "MANAGEMENT OF THE FUND.")

DIVIDEND POLICY

    All the Portfolios distribute substantially all of their net investment income in December of each year. The Portfolios will make any distributions from realized net capital gains on an annual basis. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    Shares of the Portfolios are sold only to separate accounts of insurance companies to fund variable life and variable annuity insurance contracts. Purchases and redemptions are made at net asset value. To invest in a Portfolio, please see the prospectus of the insurance company's separate account which offers variable life and variable annuity insurance contracts to investors.

    The value of the shares issued by the Portfolios will fluctuate in relation to their own investment experience. Unlike money market funds, the shares of VA Short-Term Fixed Portfolio will tend to reflect fluctuations in interest rates because the Portfolio does not seek to stabilize the price of its shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE AND REDEMPTION OF SHARES" and "VALUATION OF SHARES.")

                           DOMESTIC EQUITY PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each of the Domestic Equity Portfolios is to achieve long-term capital appreciation. VA Large Value Portfolio and VA Small Value Portfolio will invest in common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the New York Stock Exchange ("NYSE") and will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. VA Large Value Portfolio will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE, and the VA Small Value Portfolio will purchase common stocks of companies whose market capitalizations are smaller than such company having the median market capitalization of companies whose shares are listed on the NYSE. On not less than a semi-annual basis, for each Portfolio the Advisor will calculate the book to market ratio necessary to determine those companies whose stocks may be eligible for investment.

    Ordinarily, at least 80% of the assets of each Domestic Equity Portfolio will be invested in a broad and diverse group of readily marketable common stocks of U.S. companies with high book to market ratios, as described above. The Portfolios also may invest in index futures contracts and options on index futures contracts provided that, in accordance with current regulations, not more than 5% of its net assets are then invested as initial margin deposits on such contracts or options. The Portfolios will purchase securities that are listed on the principal U.S. national securities exchanges and traded in the over-the-counter market ("OTC").

                        INTERNATIONAL EQUITY PORTFOLIOS

                        VA INTERNATIONAL VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of VA International Value Portfolio is to achieve long-term capital appreciation. The Portfolio invests in the value stocks of large non-U.S. companies. A company's shares will be considered eligible for investment if the Advisor believes such shares are value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a book to market ratio that equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. As of the date of this prospectus, the VA International Value Portfolio intends to invest in companies which have a market capitalization of at least $800 million and are listed on a major exchange in such country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Portfolio will be approximately market capitalization weighted.

    Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. The Portfolio will not invest more than 25% of its total assets in securities of companies in a single industry.


    The Portfolio reserves the right to invest in index futures contracts and options on index futures contracts to commit funds awaiting investment or to maintain liquidity. The Portfolio will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts. The Portfolio intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Portfolio may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolio's growth permits, it may invest in the stocks of large companies in other developed markets.


    In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain companies in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. On at least a semi-annual basis, the Advisor will prepare lists of non-U.S. large companies with high book to market ratios whose shares may be eligible for investment.

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    It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of large company stocks for inclusion in the Portfolio involves greater risk than including a large number of them.

                        VA INTERNATIONAL SMALL PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    VA International Small Portfolio's investment objective is to achieve long-term capital appreciation. It provides investors with access to securities portfolios consisting of small Japanese, United Kingdom, Continental and Pacific Rim companies. It invests its assets in a broad and diverse group of marketable stocks of (1) Japanese small companies which are traded in the Japanese securities markets; (2) United Kingdom small companies which are traded principally on the London Stock Exchange ("LSE"); (3) small companies organized under the laws of certain European countries; and (4) small companies located in Australia, New Zealand and Pacific Rim Asian countries whose shares are traded principally on the securities markets located in those countries. The Advisor will determine the initial allocation of assets among the four segments of VA International Small Portfolio and will periodically review and adjust such allocation, all in its sole discretion.


    Company size will be determined for purposes of this Portfolio solely on the basis of a company's market capitalization. "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of that stock outstanding. Each segment of VA International Small Portfolio will be structured to reflect reasonably the relative market capitalizations of the portfolio companies in that segment. The Advisor believes that over the long term the investment performance of small companies in developed countries is superior to large companies, and that investment in the Portfolio is an effective way to improve global diversification.

    JAPANESE SMALL COMPANY SEGMENT

    Generally, reference in this prospectus to the term "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange ("TSE"). While the Portfolio will invest primarily in the stocks of small companies which are listed on the TSE, it may acquire the stocks of Japanese small companies which are traded in other Japanese securities markets as well.

    UNITED KINGDOM SMALL COMPANY SEGMENT


    Generally, reference in this prospectus to a "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the LSE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times Actuaries All Share Index ("FTA").



    The FTA is an index of stocks traded on the LSE, which is similar to the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), and is used by investment professionals in the United Kingdom for the same purposes as investment professionals in the United States use the S&P 500 Index. While the FTA typically will be used by the Portfolio to determine the maximum market capitalization of any company whose stock the Portfolio will purchase, Portfolio acquisitions will not be limited to stocks which are included in the FTA. The Portfolio will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5,000,000.

    CONTINENTAL SMALL COMPANY SEGMENT

    The Portfolio is authorized to invest in readily marketable stocks of a broad and diverse group of small companies organized under the laws of certain European countries. As of the date of this prospectus, the Portfolio may invest in small companies located in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland, whose shares are traded principally in securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of companies in all countries of this segment in which the Portfolio invests. The Advisor typically will use the appropriate country indices of the Financial TimesActuaries World Index ("FTW") converted to a common currency, the U.S. dollar, and aggregated to define "small companies." The FTW consists of a series of country indices which contain generally the largest companies in the major industry sectors in proportion to their market capitalization whose shares are available for purchase by nonresident investors. Its constituents represent about 70% of the total market capitalization of the respective markets. Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 20% (9th and 10th deciles) of companies listed in the FTW as combined for the countries in this segment will be considered to be "Continental small companies" and will be eligible for purchase by the Portfolio.

    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Portfolio does not intend, however, to purchase shares of any company whose market capitalization is less than the equivalent of $5,000,000. The Advisor may in its discretion either limit further investments in a particular country or divest the Portfolio of holdings in a particular country. (See "Portfolio Structure.")

    PACIFIC RIM SMALL COMPANY SEGMENT

    The Portfolio is authorized to invest in stocks of small companies located in Australia, New Zealand and Pacific Rim Asian countries whose shares are traded principally on the securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of the companies in all countries of this segment in which the Portfolio invests. The Advisor typically will use the appropriate country indices of the FTW converted to a common currency and aggregated to define "small companies." Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 30% (8th, 9th and 10th deciles) of companies listed in the FTW as combined for the countries in this segment will be considered to be "Pacific Rim small companies" and will be eligible for purchase by the Portfolio. As of the date of this prospectus, the Portfolio invests in the Pacific Rim small companies in Australia, Hong Kong, Malaysia, New Zealand and Singapore. In the future, the Advisor may add small companies located in other Asian countries as securities markets in these countries become accessible.

    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Portfolio does not intend to purchase shares of any company whose market capitalization is less than $5,000,000. The Advisor may in its discretion either limit further investments in a particular country or divest the Portfolio of holdings in a particular country.

PORTFOLIO CONSTRUCTION

    With respect to each segment, VA International Small Portfolio intends to acquire a portion of the stock of each eligible company on a market capitalization basis.

    VA International Small Portfolio is market capitalization weighted. That is, each security is generally purchased in each segment based on the issuer's relative market capitalization within that segment. In this way, the amount of a particular security owned is keyed to that security's market capitalization compared to all securities in the segment. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except with respect to Continental and Pacific Rim small companies, such determination shall be made by reference to other companies located in all countries in the respective segment. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except with respect to Continental and Pacific Rim small company segments, in which segments company size will be measured in terms of a common currency. On at least a semi-annual basis, the Advisor will determine the market capitalization of the largest small company eligible for investment in each segment. Common stocks whose market capitalizations are not greater than such company will be purchased. On a periodic basis, the Advisor will review each Portfolio's holdings and determine which, at the time of such review, are no longer considered Japanese, United Kingdom, Continental or Pacific Rim small companies.


    It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. The Portfolio intends to invest at least 80% of its assets in equity securities of Japanese, United Kingdom, Continental and Pacific Rim small companies.


           FIXED INCOME PORTFOLIOS INVESTMENT OBJECTIVES AND POLICIES

VA SHORT-TERM FIXED PORTFOLIO

    The investment objective of VA Short-Term Fixed Portfolio is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The Portfolio will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Portfolio will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Portfolio's policy that the weighted average length of maturity of investments will not exceed one year. The Portfolio principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.")

VA GLOBAL BOND PORTFOLIO

    The investment objective of VA Global Bond Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community or corporate debt obligations. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development (OECD). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. The Portfolio will invest at least 65% of its assets in obligations which mature within five years from the date of settlement. Because many of the Portfolio's investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. Inasmuch as VA Global Bond Portfolio intends to continually hedge against the risk of variations in currency exchange rates, the Advisor believes that the variation of the Portfolio's investment performance in relation to fluctuations in currency exchange rates will be minimized.

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios. VA Short-Term Fixed Portfolio may invest in all of the securities and obligations listed in categories 16 and 8, and VA Global Bond Portfolio may invest in the securities and obligations listed in categories 1-10.

    1. U.S. GOVERNMENT OBLIGATIONS Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS Issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS Non-convertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P") and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

    4. BANK OBLIGATIONS Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks with assets in excess of $1,000,000,000.

    5. COMMERCIAL PAPER Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

    8. SUPRANATIONAL ORGANIZATION OBLIGATIONS Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

    9. FOREIGN ISSUER OBLIGATIONS Debt securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's.

    10. EURODOLLAR OBLIGATIONS Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    Investors should be aware that the net asset values of the Fixed Income Portfolios may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

    The categories of investments that may be acquired by the Fixed Income Portfolios may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    VA Short-Term Fixed Portfolio will invest more than 25% of its total assets in obligations of U.S. and/ or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. This policy can only be changed by a vote of shareholders of the Portfolio. Banks and bank holding companies are considered to constitute a single industry, the banking industry. When investment in such obligations exceeds 25% of the total net assets of the Portfolio, the Portfolio will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the Portfolio is not concentrating its investments in this industry.

    The types of bank and bank holding company obligations in which VA Short-Term Fixed Portfolio may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet the Portfolio's established credit rating criteria as stated under "Description of Investments." In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    VA Short-Term Fixed Portfolio will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

    VA Global Bond Portfolio will be managed with a view to capturing maturity risk premiums. Ordinarily the Portfolio will invest primarily in obligations issued or guaranteed by foreign governments and their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations. Supranational issuers include the European Economic Community, the European Coal and Steel Community, the Nordic Investment Bank, the World Bank and the Japanese Development Bank. The Portfolio will own obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities also. At times when, in the Advisor's judgment, eligible foreign securities do not offer maturity risk premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.

    VA Global Bond Portfolio will not invest more than 25% of its total assets in securities issued by issuers in a single industry, or by any one foreign government or in obligations of supranational organizations. VA Short-Term Fixed Portfolio is expected to have a high portfolio turnover rate due to the relatively short maturities of the securities to be acquired. It is anticipated that the annual rate of VA Short-Term Fixed Portfolio could be 0% to 200%. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Portfolios acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of a Portfolio will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.

      PORTFOLIO TRANSACTIONS--DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

    The Domestic and International Equity Portfolios do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. Generally, securities will be purchased with the expectation that they will be held for longer than one year.

    VA Large Value and VA International Value Portfolios may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Portfolio. VA Small Value Portfolio may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Portfolio. The present policy of VA International Small Portfolio is to consider selling portfolio securities when they have appreciated sufficiently to rank more than one full decile higher than the company with the largest market capitalization eligible for purchase by the Portfolio. The Advisor may change that policy if, in its opinion, such revision is necessary to maintain appropriate market capitalization weighting. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

    In addition, VA Large Value and VA International Value Portfolios may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Portfolio. VA Small Value Portfolio may also sell portfolio securities in the same circumstances; however, that Portfolio anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio. VA International Small Portfolio will not sell securities which have depreciated in value solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The portfolio structures of each Domestic and International Equity Portfolio involve market capitalization weighting. That is, the amount of each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned is keyed to that security's market capitalization compared to all securities eligible for purchase. Deviation from strict market capitalization weighting may occur for several reasons.

    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that the purchase of such security is inappropriate given other conditions. (With regard to VA International Small Portfolio, even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets)). The Advisor does not anticipate that a significant number of securities that meet the market capitalization criteria will be selectively excluded from the Portfolios. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased as additional cash becomes available. However, the VA International Value Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. A portion, but generally not in excess of 20%, of a Portfolio's assets may be invested in interest-bearing obligations, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a Portfolio may be acquired in exchange for the issuance of shares. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies eligible for investment by a Portfolio. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a Portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    All of the Portfolios are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolios will be able to terminate the loan at any time, will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

                             MANAGEMENT OF THE FUND

    The Advisor serves as investment advisor to each of the Portfolios. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all Portfolios of the Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolios' shares.


    The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion. For advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES."


    The Fund bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio are so allocated. Expenses which are not allocable to a particular Portfolio are borne by each Portfolio on the basis of its relative net assets.

CONSULTING SERVICES--VA INTERNATIONAL VALUE PORTFOLIO

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisers Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia") whereby DFAL and DFA Australia each provide certain trading and administrative services with respect to the VA International Value Portfolio. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

INVESTMENT SERVICES--VA INTERNATIONAL SMALL PORTFOLIO

    Pursuant to a Sub-Advisory Agreement with the Advisor, DFAL, 14 Berkeley Street, London, W1X 5AD, England, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the United Kingdom and Continental small company segments of VA International Small Portfolio. Pursuant to a Sub-Advisory Agreement with the Advisor, DFA Australia, Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, the successor to Dimensional Fund Advisors Asia Inc., has the authority and responsibility to select brokers and dealers to execute securities transactions for the Japanese and Pacific Rim small company segments of VA International Small Portfolio. The duties of DFAL with respect to the United Kingdom and Continental small company segments of the Portfolio and DFA Australia with respect to the Japanese and Pacific Rim small company segments of the Portfolio include the maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. On at least a semi-annual basis, the Advisor reviews the holdings of United Kingdom, Continental, Japanese and Pacific Rim small company segments and reviews the trading process and the execution of securities transactions.

    DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and Continental small companies, including its recommendations of securities to be added to the securities in those segments that are eligible for purchase by the Portfolio. DFAL is a member of the Investment Management Regulatory Organization Limited, a self-regulatory organization for investment managers operating under the laws of England. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Pacific Rim small companies, including its recommendations of securities to be added to the securities in those segments that are eligible for purchase by the Portfolio.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The policy of all the portfolios is to distribute substantially all of their net investment income together with any net realized capital gains in December of each year.

    Shareholders of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Shares of the Portfolio must be purchased through variable annuity contracts. As a result, it is anticipated that any dividend or capital gains distributions from a Portfolio of the Fund will be exempt from current taxation if left to accumulate within a variable annuity contract. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

    The tax status of your investment in the Portfolios depends upon the features of your variable life or variable annuity contract. For further information, please refer to the prospectus of the insurance company separate account that offers your contract.

                       PURCHASE AND REDEMPTION OF SHARES

    Shares of the Portfolios are sold only to insurance company separate accounts. Purchases and redemptions of shares of each Portfolio by a separate account will be effected at the net asset value per share. (See "VALUATION OF SHARES.") Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of shares of the Portfolios. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolios. When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Series in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity Portfolios and the VA Global Bond Portfolio reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

                              VALUATION OF SHARES

    The net asset value per share of each Portfolio is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. Securities held by the Domestic Equity and International Equity Portfolios which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors. The net asset values per share of the International Equity Portfolios and VA Global Bond Portfolio are expressed in U.S. dollars by translating the net assets of each Portfolio using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.

    The value of the shares of the Fixed Income Portfolios will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market; it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Securities held by the Fixed Income Portfolios may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Equity Portfolios and VA Global Bond Portfolio are determined as of such times for the purpose of computing the net asset values of these Portfolios. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Equity Portfolios own securities that are primarily listed on foreign exchanges which may trade on days when the Portfolios do not price their shares, the net asset value of an International Equity Portfolio may change on days when shareholders will not be able to purchase or redeem shares.



    Each International Equity Portfolio is closed if portfolio securities greater than 50% of its total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio will not be accepted on those days.

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the past 5 years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the annual report which is available upon request.


                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               VA SMALL                                          VA LARGE
                                           VALUE PORTFOLIO                                    VALUE PORTFOLIO
                       --------------------------------------------------------      ---------------------------------
                         YEAR        YEAR        YEAR        YEAR       OCT. 3         YEAR        YEAR        YEAR
                         ENDED       ENDED       ENDED       ENDED        TO           ENDED       ENDED       ENDED
                       NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30       NOV. 30,    NOV. 30,    NOV. 30,
                         1999        1998        1997        1996        1995          1999        1998        1997
                       ---------   ---------   ---------   ---------   --------      ---------   ---------   ---------
Net Asset Value,
  Beginning of
  Period.............   $ 13.11     $ 15.45     $ 11.75     $ 9.69      $10.00        $ 16.51     $ 16.08     $ 13.46
                        -------     -------     -------     ------      ------        -------     -------     -------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income.............      0.07        0.04        0.06       0.03        0.01           0.25        0.24        0.24
Net Gains (Losses) on
  Securities
  (Realized and
  Unrealized)........      0.76       (1.27)       3.78       2.05       (0.31)          0.38        1.47        3.07
                        -------     -------     -------     ------      ------        -------     -------     -------
Total from Investment
  Operations.........      0.83       (1.23)       3.84       2.08       (0.30)          0.63        1.71        3.31
                        -------     -------     -------     ------      ------        -------     -------     -------
LESS DISTRIBUTIONS
Net Investment
  Income.............     (0.04)      (0.06)      (0.03)     (0.02)      (0.01)         (0.07)      (0.24)      (0.23)
Net Realized Gains...     (1.12)      (1.05)      (0.11)        --          --          (1.07)      (1.04)      (0.46)
                        -------     -------     -------     ------      ------        -------     -------     -------
Total
  Distributions......     (1.16)      (1.11)      (0.14)     (0.02)      (0.01)         (1.14)      (1.28)      (0.69)
                        -------     -------     -------     ------      ------        -------     -------     -------
Net Asset Value, End
  of Period..........   $ 12.78     $ 13.11     $ 15.45     $11.75      $ 9.69        $ 16.00     $ 16.51     $ 16.08
                        =======     =======     =======     ======      ======        =======     =======     =======
Total Return.........      7.10%      (8.45)%     33.02%     21.47%      (3.04)%#        4.24%      11.46%      25.72%
Net Assets, End of
  Period
  (thousands)........   $19,088     $17,832     $17,428     $8,058      $4,848        $32,282     $30,187     $24,545
Ratio of Expenses to
  Average Net
  Assets.............      0.67%       0.70%       0.71%      1.05%       0.99%*         0.43%       0.46%       0.48%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............      0.51%       0.32%       0.45%      0.34%       0.91%*         1.54%       1.49%       1.71%
Portfolio Turnover
  Rate...............     28.29%      22.81%      21.18%      5.19%       0.00%*        52.03%      22.98%      20.49%

                             VA LARGE
                         VALUE PORTFOLIO
                       --------------------
                         YEAR      JAN. 13
                         ENDED        TO
                       NOV. 30,    NOV. 30
                         1996        1995
                       ---------   --------
Net Asset Value,
  Beginning of
  Period.............   $ 11.29     $10.00
                        -------     ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income.............      0.17       0.19
Net Gains (Losses) on
  Securities
  (Realized and
  Unrealized)........      2.12       1.85
                        -------     ------
Total from Investment
  Operations.........      2.29       2.04
                        -------     ------
LESS DISTRIBUTIONS
Net Investment
  Income.............     (0.12)     (0.16)
Net Realized Gains...        --      (0.59)
                        -------     ------
Total
  Distributions......     (0.12)     (0.75)
                        -------     ------
Net Asset Value, End
  of Period..........   $ 13.46     $11.29
                        =======     ======
Total Return.........     20.45%     20.41%#
Net Assets, End of
  Period
  (thousands)........   $13,570     $6,562
Ratio of Expenses to
  Average Net
  Assets.............      1.03%      1.20%*
Ratio of Net
  Investment Income
  to Average Net
  Assets.............      1.59%      2.03%*
Portfolio Turnover
  Rate...............     18.54%     65.38%*

------------------------------
*   Annualized

#  Non-Annualized

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         VA INTERNATIONAL                               VA INTERNATIONAL
                                         VALUE PORTFOLIO                                SMALL PORTFOLIO
                       ----------------------------------------------------      ------------------------------
                         YEAR       YEAR       YEAR       YEAR      OCT. 3         YEAR       YEAR       YEAR
                        ENDED      ENDED      ENDED      ENDED        TO          ENDED      ENDED      ENDED
                       NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30       NOV. 30,   NOV. 30,   NOV. 30,
                         1999       1998       1997       1996       1995          1999       1998       1997
                       --------   --------   --------   --------   --------      --------   --------   --------
Net Asset Value,
  Beginning of
  Period.............  $ 11.65    $ 10.87    $ 11.41    $ 10.03     $10.00       $  7.78    $  7.99     $10.48
                       -------    -------    -------    -------     ------       -------    -------     ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss).............     0.20       0.19       0.17       0.11         --          0.12       0.11       0.09
Net Gains (Losses) on
  Securities
  (Realized and
  Unrealized)........     1.66       0.91      (0.56)      1.29       0.03          1.04      (0.14)     (2.30)
                       -------    -------    -------    -------     ------       -------    -------     ------
Total from Investment
  Operations.........     1.86       1.10      (0.39)      1.40       0.03          1.16      (0.03)     (2.21)
                       -------    -------    -------    -------     ------       -------    -------     ------
LESS DISTRIBUTIONS
Net Investment
  Income.............    (0.21)     (0.18)     (0.10)        --         --         (0.13)     (0.09)     (0.06)
Net Realized Gains...    (0.57)     (0.14)     (0.05)     (0.02)        --         (0.50)     (0.09)     (0.22)
                       -------    -------    -------    -------     ------       -------    -------     ------
Total
  Distributions......    (0.78)     (0.32)     (0.15)     (0.02)        --         (0.63)     (0.18)     (0.28)
                       -------    -------    -------    -------     ------       -------    -------     ------
Net Asset Value, End
  of Period..........  $ 12.73    $ 11.65    $ 10.87    $ 11.41     $10.03       $  8.31    $  7.78     $ 7.99
                       =======    =======    =======    =======     ======       =======    =======     ======
Total Return.........    17.21%     10.43%     (3.45)%    13.92%      0.30%#       16.44%     (0.23)%   (21.54)%
Net Assets, End of
  Period
  (thousands)........  $23,617    $21,091    $17,610    $10,517     $5,014       $13,308    $12,748     $9,884
Ratio of Expenses to
  Average Net
  Assets.............     0.65%      0.68%      0.76%      1.17%      1.32%*        0.79%      0.90%      0.99%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............     1.70%      1.63%      1.83%      1.29%     (0.20)%*       1.53%      1.56%      1.32%
Portfolio Turnover
  Rate...............    20.27%     27.11%      7.95%      4.14%      0.00%*       14.31%     20.82%      8.57%

                        VA INTERNATIONAL
                         SMALL PORTFOLIO
                       -------------------
                         YEAR     JAN. 13
                        ENDED        TO
                       NOV. 30,   NOV. 30
                         1996       1995
                       --------   --------
Net Asset Value,
  Beginning of
  Period.............   $ 9.71     $10.00
                        ------     ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss).............     0.06      (0.01)
Net Gains (Losses) on
  Securities
  (Realized and
  Unrealized)........     0.71      (0.28)
                        ------     ------
Total from Investment
  Operations.........     0.77      (0.29)
                        ------     ------
LESS DISTRIBUTIONS
Net Investment
  Income.............       --         --
Net Realized Gains...       --         --
                        ------     ------
Total
  Distributions......       --         --
                        ------     ------
Net Asset Value, End
  of Period..........   $10.48     $ 9.71
                        ======     ======
Total Return.........     7.93%     (2.90)%#
Net Assets, End of
  Period
  (thousands)........   $6,007     $4,856
Ratio of Expenses to
  Average Net
  Assets.............     1.27%      2.52%*
Ratio of Net
  Investment Income
  to Average Net
  Assets.............     0.63%     (0.39)%*
Portfolio Turnover
  Rate...............     6.40%      0.00%*

------------------------------
*   Annualized

#  Non-Annualized

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          VA SHORT-TERM                                    VA GLOBAL
                                         FIXED PORTFOLIO                                 BOND PORTFOLIO
                       ----------------------------------------------------      ------------------------------
                         YEAR       YEAR       YEAR       YEAR      OCT. 3         YEAR       YEAR       YEAR
                        ENDED      ENDED      ENDED      ENDED        TO          ENDED      ENDED      ENDED
                       NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30,   NOV. 30       NOV. 30,   NOV. 30,   NOV. 30,
                         1999       1998       1997       1996       1995          1999       1998       1997
                       --------   --------   --------   --------   --------      --------   --------   --------
Net Asset Value,
  Beginning of
  Period.............  $ 10.09    $ 10.08    $ 10.08     $10.04     $10.00       $ 10.30    $ 10.69     $11.14
                       -------    -------    -------     ------     ------       -------    -------     ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income.............     0.46       0.53       0.53       0.48       0.08          0.36       0.52       0.42
Net Gains (Losses) on
  Securities
  (Realized and
  Unrealized)........    (0.02)      0.02         --       0.04         --          0.04       0.30       0.34
                       -------    -------    -------     ------     ------       -------    -------     ------
Total from Investment
  Operations.........     0.44       0.55       0.53       0.52       0.08          0.40       0.82       0.76
                       -------    -------    -------     ------     ------       -------    -------     ------
LESS DISTRIBUTIONS
Net Investment
  Income.............    (0.10)     (0.53)     (0.53)     (0.48)     (0.04)        (0.01)     (1.14)     (0.94)
Net Realized Gains...    (0.01)     (0.01)        --         --         --            --      (0.04)     (0.27)
Tax Return of
  Capital............       --         --         --         --         --            --      (0.03)        --
                       -------    -------    -------     ------     ------       -------    -------     ------
Total
  Distributions......    (0.11)     (0.54)     (0.53)     (0.48)     (0.04)        (0.01)     (1.21)     (1.21)
                       -------    -------    -------     ------     ------       -------    -------     ------
Net Asset Value, End
  of Period..........  $ 10.42    $ 10.09    $ 10.08     $10.08     $10.04       $ 10.69    $ 10.30     $10.69
                       =======    =======    =======     ======     ======       =======    =======     ======
Total Return.........     4.39%      5.54%      5.46%      5.34%      0.81%#        3.85%      8.44%      7.58%
Net Assets, End of
  Period
  (thousands)........  $22,135    $18,467    $15,136     $7,789     $5,041       $13,153    $10,483     $7,073
Ratio of Expenses to
  Average Net
  Assets.............     0.40%      0.41%      0.43%      0.70%      0.63%*        0.49%      0.57%      0.65%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............     4.91%      5.24%      5.44%      4.93%      5.11%*        3.74%      3.65%      4.09%
Portfolio Turnover
  Rate...............    29.96%     49.84%     72.92%     29.27%      0.00%*       43.63%     36.97%     58.35%

                            VA GLOBAL
                         BOND PORTFOLIO
                       -------------------
                         YEAR     JAN. 13
                        ENDED        TO
                       NOV. 30,   NOV. 30
                         1996       1995
                       --------   --------
Net Asset Value,
  Beginning of
  Period.............   $10.61     $10.00
                        ------     ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income.............     0.37       0.48
Net Gains (Losses) on
  Securities
  (Realized and
  Unrealized)........     0.57       0.81
                        ------     ------
Total from Investment
  Operations.........     0.94       1.29
                        ------     ------
LESS DISTRIBUTIONS
Net Investment
  Income.............    (0.41)     (0.57)
Net Realized Gains...       --      (0.11)
Tax Return of
  Capital............       --         --
                        ------     ------
Total
  Distributions......    (0.41)     (0.68)
                        ------     ------
Net Asset Value, End
  of Period..........   $11.14     $10.61
                        ======     ======
Total Return.........     9.16%     13.09%#
Net Assets, End of
  Period
  (thousands)........   $3,703     $3,393
Ratio of Expenses to
  Average Net
  Assets.............     1.73%      1.31%*
Ratio of Net
  Investment Income
  to Average Net
  Assets.............     3.43%      5.08%*
Portfolio Turnover
  Rate...............    88.93%     60.09%*

------------------------------
(Restated to reflect a 900% stock dividend as of January 2, 1996.)

*   Annualized

#  Non-Annualized

    The total return information shown in the Financial Highlights tables does not reflect the expenses that apply to a separate account or the related insurance policies. If these charges were included the total return figures for all periods shown would be reduced. Until October 1995, VA Large Value Portfolio invested approximately 50% of its total assets in the stocks of large non-U.S. companies and approximately 50% of its total assets in the stocks of U.S. companies. The total return information presented in the Financial Highlights table for VA Large Value Portfolio for the fiscal year ended November 30, 1995, reflects the performance of the Portfolio when it invested in the stocks of both U.S. and non-U.S. companies. The total return information of VA Large Value Portfolio for the period ended November 30, 1995 should not be considered indicative of its future performance.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                              CUSTODIAN--DOMESTIC

         DIMENSIONAL FUND ADVISORS INC.                         PFPC TRUST COMPANY
         1299 Ocean Avenue, 11th Floor                         400 Bellevue Parkway
             Santa Monica, CA 90401                            Wilmington, DE 19809
            Tel. No. (310) 395-8005
                  SUB-ADVISORS                       ACCOUNTING SERVICES, DIVIDEND DISBURSING
         DIMENSIONAL FUND ADVISORS LTD.                         AND TRANSFER AGENT
               14 Berkeley Street                                   PFPC INC.
                 London W1X 5AD                                400 Bellevue Parkway
                    England                                    Wilmington, DE 19809
            Tel. No. (171) 495-2343
             DFA AUSTRALIA LIMITED                                LEGAL COUNSEL
          Suite 2001, Level 20 Gateway                STRADLEY, RONON, STEVENS & YOUNG, LLP
               1 MacQuarie Place                             2600 One Commerce Square
          Sydney, New South Wales 2000                     Philadelphia, PA 19103-7098
                   Australia
           Tel. No. (612) 9 247-7822

           CUSTODIANS--INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                              2400 Eleven Penn Center
               New York, NY 10005                            19th and Market Streets
                                                              Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Fund:

- If you represent an insurance company, call the Fund collect at (310) 395-8005 to request free copies. Additional materials describing the Fund, the Advisor and its investment approach are also available.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DFA INVESTMENT DIMENSIONS GROUP INC.--REGISTRATION NO. 811-3258

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 24, 2000


         DFA Investment Dimensions Group Inc. ("DFAIDG") is an open-end management investment company that offers thirty-eight series of shares. Dimensional Investment Group Inc. ("DIG") is an open-end management investment company that offers fifteen series of shares. This statement of additional information ("SAI") relates to twenty-three series of DFAIDG and one series of DIG (individually, a "Portfolio" and collectively, the "Portfolios"):


                                       DOMESTIC EQUITY PORTFOLIOS
U.S. Large Company Portfolio (FEEDER)                   U.S. 6-10 Value Portfolio (FEEDER)
Enhanced U.S. Large Company Portfolio (FEEDER)          U.S. 6-10 Small Company Portfolio (FEEDER)
U.S. Large Cap Value Portfolio (FEEDER)                 U.S. 9-10 Small Company Portfolio (FEEDER)
U.S. 4-10 Value Portfolio (FEEDER)                      DFA Real Estate Securities Portfolio

                                    INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio                       United Kingdom Small Company Portfolio (FEEDER)
DFA International Value Portfolio (FEEDER)              Continental Small Company Portfolio (FEEDER)
International Small Company Portfolio                   DFA International Small Cap Value Portfolio
Japanese Small Company Portfolio (FEEDER)               Emerging Markets Portfolio (FEEDER)
Pacific Rim Small Company Portfolio (FEEDER)            Emerging Markets Value Portfolio (FEEDER)
                                                        Emerging Markets Small Cap Portfolio (FEEDER)

                                        FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio (FEEDER)            DFA Five-Year Global Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio              DFA Intermediate Government Fixed Income
   (FEEDER)                                                 Portfolio
DFA Five-Year Government Portfolio


         This statement of additional information is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Funds are incorporated by reference from each Fund's annual report to shareholders. The prospectus and the annual reports can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES...........................3

BROKERAGE COMMISSIONS............................................3

INVESTMENT LIMITATIONS...........................................5

OPTIONS ON STOCK INDICES.........................................9

FUTURES CONTRACTS...............................................10

CASH MANAGEMENT PRACTICES.......................................11

CONVERTIBLE DEBENTURES..........................................13

PORTFOLIO TURNOVER RATES........................................13

DIRECTORS AND OFFICERS..........................................13

SERVICES TO THE FUNDS...........................................16

ADVISORY FEES...................................................19

GENERAL INFORMATION.............................................20

CODES OF ETHICS.................................................21

SHAREHOLDER RIGHTS..............................................21

PRINCIPAL HOLDERS OF SECURITIES.................................22

PURCHASE OF SHARES..............................................25

REDEMPTION AND TRANSFER OF SHARES...............................26

TAXATION OF THE PORTFOLIOS......................................26

CALCULATION OF PERFORMANCE DATA.................................29

FINANCIAL STATEMENTS............................................30

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     Each of the Portfolios identified as a "Feeder" (a "Feeder Portfolio") on the cover page of this SAI seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of The DFA Investment Trust Company (the "Trust") or in the case of the Emerging Markets Value Portfolio, in the Dimensional Emerging Markets Value Fund Inc. The series of the Trust and Dimensional Emerging Markets Value Fund Inc. are referred to as the "Master Funds." Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund, and provides administrative services to the Feeder Portfolios and International Small Company Portfolio. The International Small Company Portfolio seeks to achieve its investment objective by investing in up to four Master Funds (the "International Master Funds"). Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios and Master Funds, including the Feeder Portfolios, through their investment in the Master Funds.

     Each of the Portfolios and the Master Funds, other than the Five-Year Global Fixed Income Portfolio, are diversified under the federal securities laws and regulations.

     Because the structure of the Domestic Equity and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.

                              BROKERAGE COMMISSIONS

     The following table depicts brokerage commissions paid by the designated Portfolios and Master Funds. For the Feeder Portfolios, the amounts include commissions paid by the corresponding Master Fund.

                              BROKERAGE COMMISSIONS
               FISCAL YEARS ENDED NOVEMBER 30, 1999, 1998 AND 1997


                                                                               1999            1998            1997
                                                                               ----            ----            ----
U.S. Large Company Series ..........................................        $ 1,250        $ 15,841       $  40,689
Enhanced U.S. Large Company Series .................................         11,729          11,311          10,284
U.S. Large Cap Value Series ........................................      2,492,821       1,116,421         929,005
U.S. 4-10 Value Series .............................................      1,164,028         717,873             -0-
U.S. 6-10 Value Series .............................................      4,440,807       4,289,226       4,591,853
U.S. 6-10 Small Company Series .....................................        733,337       1,022,535         855,652
U.S. 9-10 Small Company Series......................................      1,429,817       1,541,534       1,641,020
DFA Real Estate Securities Portfolio ...............................         74,545          66,659          53,646
Large Cap International Portfolio ..................................        138,197          32,512           9,322
DFA International Value Series .....................................        480,344         763,022       1,133,787
Japanese Small Company Series ......................................        335,177         300,862         602,098
Pacific Rim Small Company Series ...................................        606,240         316,644         485,846
United Kingdom Small Company Series ................................         85,725         116,482          68,028
Continental Small Company Series ...................................        304,874         278,568         145,195
DFA International Small Cap Value Portfolio ........................        498,990         573,200         921,326
Emerging Markets Series..............................................       246,534         375,895         559,853
Emerging Markets Value Portfolio (Dimensional Emerging .............        403,490         638,643          79,005
Markets Value Fund Inc.) ...........................................
Emerging Markets Small Cap Series ..................................         96,921          40,579             -0-
                                                                        -----------     -----------     -----------
TOTAL...............................................................    $13,544,826     $12,208,706     $12,126,609

     The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Portfolios.

     Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio and International Small Company Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets and the International Master Funds, respectively.

     The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

     Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. performs these services for the United Kingdom and Continental Small Company Series and DFA Australia Limited performs these services for the Japanese and Pacific Rim Small Company Series. Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

     The OTC companies eligible for purchase by the U.S. 9-10 Small Company Series, the U.S. 6-10 Small Company Series, the U.S. 6-10 Value Series, the U.S. 4-10 Value Series and the DFA Real Estate Securities Portfolio are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.


     Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the U.S. 9-10 Small Company Portfolio, the U.S. 6-10 Small Company Portfolio, the Value Portfolios and the DFA Real Estate Securities Portfolio, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.


     During the fiscal year 1999, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios or Master Funds as follows:


                                                                           VALUE OF
                                                                          SECURITIES        BROKERAGE
                                                                         TRANSACTIONS      COMMISSIONS
                                                                         ------------      -----------
U.S. Large Cap Value                                                     $164,462,095        $ 179,980
U.S. 4-10 Value                                                            60,217,214          214,638


                                       4

U.S. 6-10 Value .................................................            43,205,767          224,108
U.S. 6-10 Small Company..........................................            15,502,174           79,379
U.S. 9-10 Small Company..........................................             5,524,765           32,224
DFA International Value..........................................            83,584,021           38,304
Japanese Small Company...........................................            29,185,623          181,889
Pacific Rim Small Company........................................             5,770,950           23,086
DFA International Small Cap Value................................             3,534,854           18,910
                                                                           ------------         --------
TOTAL............................................................          $410,987,463         $992,518
                                                                           ------------         --------


     The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios. Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios' shares.

     Brokerage commissions for transactions in securities listed on the Tokyo Stock Exchange ("TSE") and other Japanese securities exchanges are fixed. Under the current regulations of the TSE and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The Japanese Small Company Series has been able to avail itself of institutional discounts. The Series' ability to effect transactions at a discount from fixed commission rates depends on a number of factors, including the size of the transaction, the relation between the cost to the member or the licensed non-member firm of effecting such transaction and the commission receivable, and the law, regulation and practice discussed above. There can be no assurance that the Series will continue to be able to realize the benefit of discounts from fixed commissions.

     A Feeder Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

     The Portfolios will not:

               (1) invest in commodities or real estate, including limited partnership interests therein, except the DFA Real Estate Securities Portfolio, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and all Portfolios except the U.S. 9-10 and 6-10 Small Company Portfolios, the DFA One-Year Fixed Income Portfolio and the DFA Five-Year Government Portfolio may purchase or sell financial futures contracts and options thereon; and the Enhanced U.S. Large Company Portfolio may purchase, sell and enter into indices-related futures contracts, options on such futures contracts, securities-related swap agreements and other derivative instruments;

               (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors; and, with respect to the

                    Emerging Markets Value Portfolio, except through the acquisition of publicly-traded debt securities and short-term money instruments;

               (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer; provided that this limitation applies to 100% of the total assets of the U.S. 9-10 Small Company Portfolio and the DFA Five-Year Global Fixed Income Portfolio is not subject to this limitation;

               (4) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolios are not subject to this limitation;

              (5)  borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's gross assets valued at the lower of market or cost; provided that each Portfolio, other than the U.S. 9-10 Small Company, Japanese Small Company, DFA One-Year Fixed Income, DFA Intermediate Government Fixed Income, DFA Five-Year Government and Emerging Markets Value Portfolios, may borrow amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans; and with respect to the Emerging Markets Value Portfolio, borrow, except in connection with a foreign currency transaction, the settlement of a portfolio trade, as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests, and, in no event in excess of 33% of the Fund's net assets valued at market;

               (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolios are not subject to this limitation;

               (7) invest more than 10% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Enhanced U.S. Large Company Portfolio, U.S. 4-10 Value Portfolio, DFA Two-Year Global Fixed Income Portfolio, International Small Company, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolios are not subject to this limitation and the DFA Real Estate Securities Portfolio, the U.S. 6-10 Value Portfolio, the U.S. Large Cap Value Portfolio, the DFA International Value Portfolio, the U.S. 6-10 Small Company Portfolio, the Emerging Markets Portfolio and DFA International Small Cap Value Portfolio may invest not more than 15% of their total assets in illiquid securities;

               (8) engage in the business of underwriting securities issued by others;

               (9) invest for the purpose of exercising control over management of any company; provided that the U.S. 9-10 Small Company Portfolio and the U.S. 4-10 Value Portfolio are not subject to this limitation;


               (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that (a) the DFA Real Estate Securities Portfolio may invest in a REIT that is registered as an investment company; (b) each of the U.S. 4-10 Value Portfolio, Enhanced U.S. Large Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, International Small Company Portfolio and U.S. 9-10 Small

                    Company Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;


               (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the U.S. 9-10 Small Company Portfolio, U.S. 4-10 Value Portfolio and DFA Real Estate Securities Portfolios;

               (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; except that
                    (a) DFA One-Year Fixed Income and DFA Two-Year Global Fixed Income Portfolios shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;" and (b) DFA Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry;

               (13) write or acquire options (except as described in (1) above)
                    or interests in oil, gas or other mineral exploration, leases or development programs, except that the Enhanced U.S. Large Company Portfolio, the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolios are not subject to these limitations;

               (14) purchase warrants, however, the Domestic and International
                    Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolios are not subject to this limitation;

               (15) purchase securities on margin or sell short; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolios are not subject to the limitation on selling securities short;

               (16) acquire more than 10% of the voting securities of any issuer; provided that (a) this limitation applies only to 75% of the assets of the DFA Real Estate Securities Portfolio, the Value Portfolios, the Emerging Markets Portfolio, the Emerging Markets Small Cap Portfolio, the DFA International Small Cap Value Portfolio and the Emerging Markets Value Portfolio; and (b) the U.S. 9-10 Small Company Portfolio are not subject to this limitation; or

               (17) issue senior securities (as such term is defined in Section
                    18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Feeder Portfolio and International Small Company Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds or the International Master Funds, respectively. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations; and the investment limitations described in (1), (13) and (15) above do not prohibit the Enhanced U.S. Large Company Portfolio from: (i) making margin deposits in connection with transactions in options; and (ii) maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.

     For purposes of (5) above, the Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio (indirectly through their investment in the corresponding Master Funds) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Funds' behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Funds have no present intent to engage in any other types of borrowing transactions under this authority.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios and International Small Company Portfolio will only hold shares of certain Master Funds, these Portfolios do not intend to lend those shares.

     For the purposes of (7) above, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio (indirectly through their investment in the corresponding Master Funds) and DFA Five-Year Global Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     For purposes of (12) above, the DFA Five-Year Global Fixed Income Portfolio will not concentrate its investments in a single industry. This means that it will not invest more than 25% of its assets in securities of companies in any one industry. Management does not consider securities which are issued by the U.S. government or its agencies or instrumentalities to be investments in an "industry." However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation. Thus, not more than 25% of the Portfolio's total assets will be invested in securities issued by any one foreign government or supranational organization. The Portfolio might invest in certain securities issued by companies, such as Caisse Nationale des Telecommunication, a communications company, whose obligations are guaranteed by a foreign government. Management considers such a company to be within a particular industry (in this case, the communications industry) and, therefore, the Portfolio will invest in the securities of such a company only if it can do so under the Portfolio's policy of not being concentrated in any single industry.

     Although not a fundamental policy subject to shareholder approval: (1) the Large Cap International and Small Company Portfolios, including the U.S. 6-10 Small Company Portfolio, Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio, United Kingdom Small Company Portfolio and Continental Small Company Portfolio (directly or indirectly through their investment in the Master Funds) do not intend to purchase interests in any real estate investment trust; and (2) the Enhanced U.S. Large Company Portfolio, U.S. 4-10 Value Portfolio, DFA Two-Year Global Fixed Income Portfolio, International Small Company Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolios (directly or indirectly through their investment in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

     The International Equity, DFA Two-Year Global Fixed Income and DFA Five-Year Global Fixed Income Portfolios (directly or indirectly through their investment in the Master Funds) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each Value Portfolio, the DFA International Value Portfolio and the DFA Real Estate Securities Portfolio (directly or indirectly through their investment in the Master Funds), have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Notwithstanding any of the above investment restrictions, the Emerging Markets Series, the Emerging Markets Small Cap Series and the Dimensional Emerging Markets Value Fund may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Master Funds or the Dimensional Emerging Markets Value Fund or whose use is otherwise considered by the Master Funds or the Dimensional Emerging Markets Value Fund to be advisable. Each Master Fund or the Dimensional Emerging Markets Value Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolios and Master Funds own, and does not include assets which the Portfolios and Master Funds do not own but over which they have effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            OPTIONS ON STOCK INDICES

     The Enhanced U.S. Large Company Series may purchase and sell options on stock indices. With respect to the sale of call options on stock indices, pursuant to published positions of the Securities and Exchange Commission (the "Commission"), the Enhanced U.S. Large Company Series will either (1) maintain with its custodian liquid assets equal to the contract value (less any margin deposits); (2) hold a portfolio of stocks substantially replicating the movement of the index underlying the call option; or (3) hold a separate call on the same index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Series in liquid assets in a segregated account with its custodian. With respect to the sale of put options on stock indices, pursuant to published Commission positions, the Enhanced U.S. Large Company Series will either (1) maintain liquid assets equal to the exercise price (less any margin deposits) in a segregated account with its custodian; or (2) hold a put on the same index as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written, or (b) less than the exercise price of the put written, provided an amount equal to the difference is maintained by the Series in liquid assets in a segregated account with its custodian.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.

     The Enhanced U.S. Large Company Series will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Series will realize a loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date.

     If an option written by the Enhanced U.S. Large Company Series expires, the Series realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Enhanced U.S. Large Company Series expires unexercised, the Series realizes a loss equal to the premium paid.

     The premium paid for a put or call option purchased by the Enhanced U.S. Large Company Series is an asset of the Series. The premium received for an option written by the Series is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS ON INDICES

     There are several risks associated with transactions in options on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying index and general market conditions. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying index. Purchased options that expire unexercised have no value. Unless an option purchased by the Enhanced U.S. Large Company Series is exercised or unless a closing transaction is effected with respect to that position, the Enhanced U.S. Large Company Series will realize a loss in the amount of the premium paid and any transaction costs.

     A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Enhanced U.S. Large Company Series intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over the counter markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. There can be no assurance that the Enhanced U.S. Large Company Series will be able to liquidate an over the counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Series may be unable to liquidate an over the counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Enhanced U.S. Large Series would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Enhanced U.S. Large Company Series, the inability to enter into a closing transaction may result in material losses to the Series.

     Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Enhanced U.S. Large Company Series would not be able to close out options which it had purchased and may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     The Enhanced U.S. Large Company Series' activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Series may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

INVESTMENT LIMITATIONS ON OPTIONS TRANSACTIONS

     The ability of the Enhanced U.S. Large Company Series to engage in options transactions is subject to certain limitations. The Enhanced U.S. Large Company Series will only invest in over-the-counter options to the extent consistent with the 15% limit on investments in illiquid securities.

                                FUTURES CONTRACTS

     Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master

Fund in which the Feeder Portfolio invests all of its assets and, with respect to the International Small Company Portfolio, the International Master Funds.

     All Portfolios, except the U.S. 9-10 and 6-10 Small Company Portfolios, the DFA One-Year Fixed Income Portfolio and the DFA Five-Year Government Portfolio, may enter into futures contracts and options on futures contracts. Such Portfolios (with the exception of Enhanced U.S. Large Company Portfolio and its corresponding Master Fund) may enter into futures contracts and options on future contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. The Enhanced U.S. Large Company Portfolio may use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolios or Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios or Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Commission, the Portfolios or Master Funds may be required to maintain segregated accounts consisting of liquid assets, (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Emerging Markets Master Funds, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-------------------------------------------------------------------------------------------------------------
                                                                                            Percentage
         Portfolios and Master Funds          Permissible Cash Investment                   Guidelines*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
U.S. Large Company                            Short-term fixed income obligations same
                                              as One-Year Fixed Income Portfolio;


                                       11

-------------------------------------------------------------------------------------------------------------
                                                                                            Percentage
         Portfolios and Master Funds          Permissible Cash Investment                   Guidelines*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                              index futures contracts and options
                                              thereon***                                         5%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Enhanced U.S. Large Company                   Short-term fixed income obligations same          N.A.
                                              as Two-Year Global Fixed Income
                                              Portfolio; shares of money market mutual
                                              funds**;  index futures contracts and
                                              options thereon***
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
U.S. and International Small Company          No limitations                                    20%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
The U.S. Value Portfolios and Master Funds    High  quality, highly liquid fixed income
                                              securities such as money market
                                              instruments; index futures contracts and
                                              options thereon***                                20%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
DFA Real Estate Securities Portfolio          Fixed income obligations such as money
                                              market instruments; index futures
                                              contracts and options thereon***                  20%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Large Cap International Portfolio             Fixed income obligations such as money
                                              market instruments; index futures
                                              contracts and options thereon***                  20%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
International Small Company Portfolio         Short-term, high quality fixed income
                                              obligations                                  Small portion
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
DFA International Small Cap Value Portfolio   Index future contracts and options
                                              thereon***                                        ***
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
DFA International Value Portfolio             Fixed income obligations such as
and Master Fund                               money Fund market instruments; index futures
                                              contracts and options thereon***                  20%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolios and           Money market instruments; highly
Master Funds                                  liquid debtsecurities; freely convertible
                                              currencies; shares of money market mutual
                                              funds**; index futures contracts and
                                              options thereon***                                10%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
DFA Intermediate Government                   Future contracts on U.S. Treasury
 Fixed Income Portfolio                       securities or options on such contracts           N.A.
-------------------------------------------------------------------------------------------------------------

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **Investments in money market mutual funds may involve duplication of certain fees and expenses.

     ***To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

     Each of the International Equity Portfolios and Master Funds may invest up to 5% of its assets in convertible debentures issued by non U.S. companies located in the countries where such Portfolio or Master Fund is permitted to invest. In addition, the 6-10 Series and the 9-10 Series are authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Portfolio or Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Portfolio or Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.

                            PORTFOLIO TURNOVER RATES

     Generally, securities will be purchased by the Equity Portfolios and Master Funds with the expectation that they will be held for longer than one year. The portfolio turnover rate for the U.S. 4-10 Value Series is anticipated to be approximately 35%. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the Small Company Portfolios ordinarily are anticipated to be low. The One-Year Fixed Income Series, Two-Year Global Fixed Income Series and DFA Five-Year Government Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The portfolio turnover rates for Two-Year Global Fixed Income Series and DFA Five-Year Government Portfolio have varied from year to year due to market and other conditions. In addition, variations in turnover rates occur because securities are sold when, in the Advisor's judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

                             DIRECTORS AND OFFICERS

     The Board of Directors of each Fund is responsible for establishing Fund policies and for overseeing the management of that Fund. Each of the Directors and officers of DFAIDG is also a Director and officer of DIG, a Trustee and officer of the Trust and a Director and officer of the Dimensional Emerging Markets Value Fund. The Directors of the Funds, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds.

     The names, locations and dates of birth of the Directors and officers of the Funds and a brief statement of their present positions and principal occupations during the past five years is set forth below.


DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc., Trustee, President and Chairman-Chief

Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. (Dimensional Investment Group Inc.), Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

--------------------------------------------
* Interested Director of the Funds.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/8/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D., # (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Fund's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 1999 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                               Aggregate             Aggregate          Total Compensation
                                              Compensation          Compensation             From Fund
Director                                      From DFAIDG            From DIG           and Fund Complex *
                                              -----------            --------           ----------------
George M. Constantinides.................       $13,715               $4,250                  $35,000
John P. Gould............................       $13,715               $4,250                  $35,000
Roger G. Ibbotson........................       $13,715               $4,250                  $35,000
Merton H. Miller.........................       $10,396               $3,159                  $28,000
Myron S. Scholes.........................       $13,396               $4,159                  $34,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

                              SERVICES TO THE FUNDS

ADMINISTRATIVE SERVICES--THE FEEDER PORTFOLIOS AND INTERNATIONAL SMALL COMPANY PORTFOLIO

     The Funds have entered into administration agreements with the Advisor, on behalf of the Feeder Portfolios and International Small Company Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, the Feeder Portfolios and International Small Company Portfolio are obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentages listed below:

U.S. Large Company........................    0.125%(a)
Enhanced U.S. Large Company...............    0.15%(b)
U.S. Large Cap Value......................    0.15%
U.S. 4-10 Value...........................    0.30%
U.S. 6-10 Value...........................    0.30%
U.S. 6-10 Small Company...................    0.32%
U.S. 9-10 Small Company...................    0.40%
DFA International Value...................    0.20%
International Small Company...............    0.40%(d)
Japanese Small Company....................    0.40%(c)
Pacific Rim Small Company.................    0.40%(c)
United Kingdom Small Company..............    0.40%(c)
Continental Small Company.................    0.40%(c)
Emerging Markets..........................    0.40%
Emerging Markets Value....................    0.40%
Emerging Markets Small Cap................    0.45%
DFA One-Year Fixed Income.................    0.10%
DFA Two-Year Global Fixed Income..........    0.10%

(a) Pursuant to the terms of the administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor has agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the direct expenses the portfolio bears as a shareholder of the Master Fund, on an annual basis, exceeds 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor has agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. The above fees reflect that waiver.

(b) Effective August 1, 1997, the Advisor has agreed to waive its administration fee to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis.

(c) Effective August 9, 1996, the Advisor has agreed to waive its administration fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Master Funds.

(d) The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis.

         For the fiscal years ended November 30, 1999, 1998 and 1997, the Portfolios paid administrative fees to the Advisor as set forth in the following table:

                                                                      1999        1998          1997
                                                                      (000)       (000)         (000)
                                                                       ---         ---           ---
U.S. Large Company Portfolio..................................     $  1,580(6)  $   963(3)     $   572(1)
Enhanced U.S. Large Company Portfolio ........................     $    118     $    79(4)     $    50(2)
U.S. Large Cap Value Portfolio ...............................     $  1,760     $ 1,486        $ 1,045
U.S. 6-10 Value Portfolio ....................................     $  7,603     $ 6,775        $ 5,061
U.S. 6-10 Small Company Portfolio ............................     $  1,111     $ 1,111        $   908
U.S. 9-10 Small Company Portfolio ............................     $  5,437     $ 5,831        $   n/a
DFA International Value Portfolio ............................     $    940     $   828        $   937
International Small Company Portfolio ........................     $    990     $ 1,058(5)     $   753
Japanese Small Company Portfolio .............................     $    555     $   459        $   809
Pacific Rim Small Company Portfolio ..........................     $    458     $   366        $   784
United Kingdom Small Company Portfolio .......................     $    353     $   433        $   605
Continental Small Company Portfolio ..........................     $    716     $   911        $ 1,134
Emerging Markets Portfolio ...................................     $  1,093     $   847        $   890
Emerging Markets Value Portfolio..............................     $    121     $    10            n/a
Emerging Markets Small Cap Portfolio .........................     $     42     $     8            n/a
DFA One-Year Fixed Income Portfolio ..........................     $    779     $   766        $   768
DFA Two-Year Global Fixed Income Portfolio....................     $    476     $   427        $   370

                                 (3) $174 after waiver   (1) $  37 after waiver
                                 (4) $  76 after waiver  (2) $  44 after waiver
                                 (5) $1,044 after
                                 waiver
                                 (6) $372 after waiver


ADMINISTRATIVE SERVICES--ALL PORTFOLIOS

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for all the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Boards of Directors of the Funds, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each of the Portfolios listed below pays PFPC annual fees which are set forth in the following table:

DFA REAL ESTATE SECURITIES PORTFOLIO
     .10% of the first $200 million of net assets
     .075% of the next $200 million of net assets
     .05% of the next $200 million of net assets
     .03% of the next $200 million of net assets
     .02% of net assets over $800 million
The DFA Real Estate Securities Portfolio is subject to a $4,900 per month minimum fee. PFPC has agreed to limit the minimum fee for this Portfolio from time to time.

LARGE CAP INTERNATIONAL PORTFOLIO
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CHARGES FOR EACH PORTFOLIO:
     .1230% of the first $300 million of net assets
     .0615% of the next $300 million of net assets
     .0410% of the next $250 million of net assets
     .0205% of the net assets over $850 million
The Large Cap International Portfolio and the DFA International Small Cap Value Portfolio are each subject to a $75,000 per year minimum fee. PFPC has agreed to limit the minimum fee for these Portfolios from time to time.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
Charges for each Portfolio:
     .0513% of the first $100 million of net assets
     .0308% of the next $100 million of net assets
     .0205% of net assets over $200 million

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
     .1230% of the first $150 million of net assets
     .0820% of the next $150 million of net assets
     .0615% of the next $300 million of net assets
     .0410% of the next $250 million of net assets
     .0205% of net assets over $850 million
The DFA Five-Year Global Fixed Income Portfolio is subject to a $75,000 per year minimum fee. PFPC has agreed to limit the minimum fee for this Portfolio from time to time.

ENHANCED U.S. LARGE COMPANY PORTFOLIO
U.S. LARGE CAP VALUE PORTFOLIO
U.S. 4-10 VALUE PORTFOLIO
U.S. 6-10 VALUE PORTFOLIO
U.S. 6-10 SMALL COMPANY PORTFOLIO
U.S. 9-10 SMALL COMPANY PORTFOLIO
DFA INTERNATIONAL VALUE PORTFOLIO
EMERGING MARKETS VALUE PORTFOLIO
ONE-YEAR FIXED INCOME PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

The above portfolios are feeder portfolios. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.

U.S. LARGE COMPANY PORTFOLIO
JAPANESE SMALL COMPANY PORTFOLIO
PACIFIC RIM SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO
CONTINENTAL SMALL COMPANY PORTFOLIO
EMERGING MARKETS PORTFOLIO
EMERGING MARKETS SMALL CAP PORTFOLIO

These feeders invest in Master Funds taxed as partnerships. PFPC charges $2,600 per month multiplied by the number of feeders investing in Master Funds taxed as partnerships.

INTERNATIONAL SMALL COMPANY PORTFOLIO
     $2,000 per month (includes custodian fees)

CUSTODIANS

         Citibank, N.A., 111 Wall Street, New York, New York, 10005, is the global custodian for the following Portfolios and Master Funds: DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Value Series, the Japanese Small Company Series, the Pacific Rim Small Company Series, the United Kingdom Small Company Series, the Continental Small Company Series, DFA Two-Year Global Fixed Income Series, and Enhanced U.S. Large Company Series (co-custodian with PFPC Trust Co.). The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, serves as the custodian for the Emerging Markets Series, Emerging Markets Small Cap Series and Dimensional Emerging Markets Value Fund Inc., and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for all of the Feeder Portfolios and the other Master Funds.

DISTRIBUTOR

         Each Fund acts as distributor of each series of its own shares of stock. Each Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Funds to DFA Securities Inc. under these agreements.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Funds. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent accountants to the Funds and audit the financial statements of the Funds. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.

                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund). For the fiscal years ended November 30, 1997, 1998 and 1999, the Portfolios (or their corresponding Master Funds) paid management fees (to the Advisor and any sub-advisor) as set forth in the following table:

                                                                      1999         1998        1997
                                                                      (000)       (000)        (000)
                                                                      -----       -----        -----
U.S. Large Company Portfolio (b)..............................      $    558     $   293      $   160


                                       19

                                                                      1999         1998        1997
                                                                      (000)       (000)        (000)
                                                                      -----       -----        -----
Enhanced U.S. Large Company Portfolio.........................      $     40     $    26      $    17
U.S. Large Cap Value Portfolio (b)............................      $  1,831     $ 1,667      $ 1,255
U.S. 4-10 Value Portfolio (b) ................................      $    291     $    86         n/a
U.S. 6-10 Value Portfolio (b).................................      $  5,217     $ 4,743      $ 3,534
U.S. 6-10 Small Company Portfolio (b).........................      $    167     $   150      $   102
U.S. 9-10 Small Company Portfolio (a).........................      $  1,361     $ 1,458      $ 6,538
DFA Real Estate Securities Portfolio..........................      $    352     $   313      $   290
Large Cap International Portfolio.............................      $    442     $   248      $   211
DFA International Value Portfolio (b).........................      $  3,481     $ 3,466      $ 2,997
International Small Company Portfolio (c).....................      $    768     $   805      $ 1,019
Japanese Small Company Portfolio .............................      $    201     $   181      $   258
Pacific Rim Small Company Portfolio...........................      $    162     $   133      $   230
United Kingdom Small Company Portfolio........................      $    135     $   157      $   180
Continental Small Company Portfolio...........................      $    270     $   334      $   351
DFA International Small Cap Value Portfolio...................      $  3,257     $ 3,104      $ 2,783
Emerging Markets Portfolio (b)................................      $    284     $   220      $   226
Emerging Markets Value Portfolio (d)..........................      $    286     $   182      $ 1,020
Emerging Markets Small Cap Portfolio (b)......................      $     62     $    37      $    47
DFA One-Year Fixed Income Portfolio (b).......................      $    444     $   420      $   392
DFA Two-Year Global Fixed Income Portfolio....................      $    238     $   214      $   185
DFA Five-Year Government Portfolio............................      $    424     $   422      $   382
DFA Five-Year Global Fixed Income Portfolio...................      $  1,083     $   755      $   519
DFA Intermediate Government Fixed Income Portfolio............      $    304     $   240      $   184


(a) Prior to November 30, 1997, DFAIDG on behalf of the Portfolio had an investment management agreement with the Advisor. The dollar amount represents the dollar amount of investment management fees paid by the Portfolio to the Advisor for the 1997 fiscal year.

(b) The Master Fund has more than one Feeder Portfolio; the dollar amount represents the total dollar amount of management fees paid by the Master Fund to the Advisor.

(c) Each of the four International Master Funds in which the Portfolio invests its assets has more than one Feeder Portfolio (which are also included elsewhere in this table). The dollar amount represents the total dollar amount of management fees paid by each International Master Funds to the Advisor.

(d) Prior to April 2, 1998 Dimensional Emerging Markets Fund Inc. had an investment management agreement with the Advisor.

                               GENERAL INFORMATION

         DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. DFAIDG commenced offering shares of DFA International Small Cap Value Portfolio in December, 1994; DFA Two-Year Global Fixed Income Portfolio in February, 1996; Enhanced U.S. Large Company Portfolio in July, 1996; International Small Company Portfolio in October, 1996; Emerging Markets Small Cap Portfolio in March, 1998; and Emerging Markets Value Portfolio in April, 1998.

         Until September, 1995, The DFA Intermediate Government Fixed Income Portfolio was named The DFA Intermediate Government Bond Portfolio; The DFA Five-Year Global Fixed Income Portfolio was named The DFA Global Bond Portfolio; The Pacific Rim Small Company Portfolio was named The Asia-Australia Small Company Portfolio; The U.S. Large Cap Value Portfolio was named The U.S. Large Cap High Book to Market Portfolio; The U.S. 6-10 Value Portfolio was named The U.S. Small Cap High Book to Market Portfolio; The U.S. 9-10 Small Company Portfolio was named the Small Company Shares; The DFA One-Year Fixed Income Portfolio was named The DFA Fixed Income Shares; and The Continental Small Company Portfolio was named the Continental

European Portfolio. From September 1995 until December 1996, The DFA Real Estate Securities Portfolio was named DFA/AEW Real Estate Securities Portfolio. From September, 1995 until August, 1997, the U.S. 6-10 Value Portfolio was named the U.S. Small Cap Value Portfolio.

         DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc.

         The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Master Funds only to institutional investors in private offerings. Dimensional Emerging Markets Value Fund was incorporated under Maryland law on January 9, 1991, and offers its shares only to institutional investors in private offerings. On November 21, 1997, the shareholders of Dimensional Emerging Markets Value Fund approved its conversion from a closed-end management investment company to an open-end management investment company.
                                 CODES OF ETHICS

The Funds, the Trust and the Dimensional Emerging Markets Value Fund Inc. have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised a Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of each Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

         With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of a Fund should occur, the Fund's shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the federal securities laws and regulations governing mutual funds, or other applicable law. Each Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the federal securities laws and regulations governing mutual funds, including semi-annual and annual financial statements of the Funds, the latter being audited at least once each year.

         Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the relevant Fund will solicit voting instructions from the Feeder Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to a Master Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of February 29, 2000, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:


THE U.S. LARGE COMPANY PORTFOLIO

     Charles Schwab & Company, Inc.*                                   83.46%
     101 Montgomery Street
     San Francisco, CA  94104

ENHANCED U.S. LARGE COMPANY PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                67.90%

     Misericordia Home Endowment
     6300 N. Drive Avenue
     Chicago, IL 60660                                                 14.59%

     National Investor Services Corp.*
     55 Water Street
     New York, NY  10041                                                5.75%


U.S. LARGE CAP VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                72.87%

U.S. 4-10 VALUE PORTFOLIO

     Ferris State University
     420 Oak Street
     Big Rapids, MI  49307                                               100%


U.S. 6-10 VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                33.62%

     Mac & Co.*
     P.O. Box 320
     Pittsburgh, PA 15230                                               8.33%

     Deluxe Corporation
     3680 Victoria Street North
     Shoreview, MN  55126                                               6.00%

THE U.S. 6-10 SMALL COMPANY PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                24.23%

     Siemens Corporation                                               18.36%
     1301 Avenue of the Americas
     New York, NY  10019

     Salvation Army-ETHQ
     440 W. Nyack Road
     West Nyack, NY 10994                                               9.88%

     Salvation Army Central Territory
     10 W. Algonquin Road
     Des Plaines, IL  60016                                             7.26%

     Northern Telecom Inc.
     Long Term Investment Plan
     200 Athens Way
     Nashville, TN  37228                                               5.18%


THE U.S. 9-10 SMALL COMPANY PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                40.59%

     National Electrical Benefit Fund
     1125 15th Street NW
     Washington, DC 20005                                               8.68%

     PepsiCo Inc. Master Trust
     The Northern Trust Company Trustee
     Chicago, IL 60675                                                  8.33%

     Sara Lee Corporation
     Three First National Plaza
     Chicago, IL  60602                                                 5.04%

DFA REAL ESTATE SECURITIES PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                79.29%

THE LARGE CAP INTERNATIONAL PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                78.54%

     National Investor Services Corp.*(1)                               5.68%

DFA INTERNATIONAL VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                71.35%

     FTC & Co.*
     P.O. Box 173736
     Denver, CO  80217                                                  6.04%

INTERNATIONAL SMALL COMPANY PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                86.64%

THE JAPANESE SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust
     1155 Peachtree Street, N.E.
     Atlanta, GA 30367                                                 66.17%

     Charles Schwab & Company, Inc.*(1)                                19.51%


PACIFIC RIM SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust(1)                     77.48%

     Charles Schwab & Company, Inc.*(1)                                13.26%


THE UNITED KINGDOM SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust(1)                     61.61%

     Charles Schwab & Company, Inc.*(1)                                27.63%


THE CONTINENTAL SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust(1)                     65.70%

     Charles Schwab & Company, Inc.*(1)                                24.51%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                64.48%

     BellSouth Corporation Master Pension Trust(1)                     16.84%

     Trust Company of America*
     P.O. Box 6503
     Englewood, CO  80155                                               5.88%

EMERGING MARKETS PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                65.38%

     California Institute of Technology
     Mail Code 212-31
     Pasadena, CA 91125                                                 6.80%

EMERGING MARKETS VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                72.50%

     Schroder & Co., Inc.*
     Harbor Financial Center
     Plaza 2
     34 Exchange Place
     Jersey City, NJ  07311                                            12.55%

EMERGING MARKETS SMALL CAP PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                70.63%

     National Investor Services Corp.*(1)                              11.37%

     FTC & Co.*(1)                                                      7.33%

     Donaldson, Lufkin & Jenrette Securities Corp.
     P.O. Box 2052
     Jersey City, NJ  07303                                             5.17%

THE DFA ONE-YEAR FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                56.03%

     The McConnell Foundation
     P.O. Box 492050
     Redding, CA  96049                                                 5.27%

     Furniture Brands
     101 South Hanley Road
     St. Louis, MO  63105                                               5.04%

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                89.67%

THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                73.46%

     Trust Company of America*
     P.O. Box 6503
     Englewood, CO  80155                                               6.99%

THE DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                83.22%

THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                77.50%

     People's Energy Corporation Pension Trust                         19.72%
     130 E. Randolph Drive
     Chicago, IL  60601

-------------------------------------------------
*   Owner of record only.
(1) See address for shareholder previously noted above in list.


         Shareholder inquiries may be made by writing or calling the Funds at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Funds will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Funds are closed.

         The Tokyo Stock Exchange ("TSE") is closed on the following days in 2000: January 1, 3, and 10, February 11, March 20, April 29, May 3, 4 and 5, July 20, September 15 and 23, October 9, November 3 and 23 and December 23. Orders for the purchase and redemption of shares of the Japanese Small Company Portfolio received on those days will be priced as of the close of the NYSE on the next day that the TSE is open for trading. The London Stock Exchange ("LSE") is closed on the following days in 2000: January 3, April 21 and 24, May 1 and 29, August 28, and December 25 and 26. Orders for the purchase and redemption of shares of the United Kingdom Small Company Portfolio received on those days will be processed as of the close of the NYSE on the next day that the London Stock Exchange is open for trading.

         The Japanese Small Company Portfolio is closed on days that the TSE is closed. The U.K. Small Company Portfolio is closed on days that the LSE is closed. Purchase and redemption orders for shares of such Portfolio will not be accepted on those days. For an International Equity Portfolio or Master Fund that invests in securities traded on a number of foreign securities exchanges, such Portfolio or Master Fund will be closed if portfolio securities greater than 50% of its total assets are principally traded on exchanges that are closed that day.

         The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of that Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

         Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios that are currently sold at net asset value. Any such charges will be described in the prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         Each Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.

         Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                           TAXATION OF THE PORTFOLIOS

         The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Unless you are invested in the Portfolios through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

         A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines that such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits. Some of the Master Funds intend to qualify each year as regulated investment companies ("RIC Series"), while others are taxable as partnerships for federal income tax purposes.

EXCISE TAX DISTRIBUTION REQUIREMENT

         The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

         A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

         Special rules may apply to certain Feeder Portfolios, see "Other Special Rules Applicable to Portfolios which invest in Master Funds," below.

DIVIDENDS RECEIVED DEDUCTION

         Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

         For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause such a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

         All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

         Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

         A Portfolio or a Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio.

OTHER SPECIAL RULES APPLICABLE TO PORTFOLIOS WHICH INVEST IN MASTER FUNDS

         A Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is a RIC Series or is a Master Fund taxable as a partnership under the Code. For example, Portfolios which invest in RIC Series will not be permitted to passthrough foreign withholding taxes paid by such RIC Series to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

         The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

         The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with Commission Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the Commission Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the Commission Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Funds' annual reports to shareholders for the fiscal year ended November 30, 1999, contain additional performance information. Copies of the annual reports are available upon request and without charge.

         With respect to the International Equity Portfolios and DFA Five-Year Global Fixed Income Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio. Inasmuch as DFA Five-Year Global Fixed Income Portfolio intends to continually hedge against the risk of variations in currency exchange rates, the Advisor believes that the variation of the Portfolio's investment performance in relation to fluctuations in currency exchange rates will be minimized.

         Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the Commission, which is net of the cost of any current reimbursement fees charged to investors and paid to the Portfolios. Reimbursement fees of 1%, 1.5% and 1.5% were in effect from the inception of the Japanese, United Kingdom and Continental Small Company Portfolios, respectively, until June 30, 1995. A reimbursement fee of 1% was in effect from the inception of DFA International Small Cap Value Portfolio until June 30, 1995. Effective June 30, 1995, the amount of the reimbursement fee was reduced with respect to Continental Small Company, Pacific Rim Small Company, Japanese Small Company, Emerging Markets and DFA International Small Cap Value Portfolios, and eliminated with respect to the United Kingdom Small Company Portfolio. The current reimbursement fee for each Portfolio, expressed as a percentage of the net asset value of the shares of the Portfolios, is as follows: Continental Small Company, Pacific Rim Small Company and Emerging Markets Small Cap Portfolios- 1.00%; Japanese Small Company and Emerging Markets Portfolios- .50%; DFA International Small Cap Value Portfolio- .675%; and International Small Company Portfolio- .675%.

         A reimbursement fee of 0.75% was charged to investors in the Large Cap International Portfolio from the date of its inception until March 5, 1992. In addition, for those Portfolios in effect for less than one, five, or ten years, the time periods during which the Portfolios have been active have been substituted for the periods stated (which in no case extends prior to the effective dates of the Portfolios' registration statements). However, for purposes of calculating the performance of a Feeder Portfolio, the performance of the corresponding Master Fund may be utilized for the period prior to when the Feeder Portfolio commenced operations, and, if applicable, restated to reflect the Feeder Portfolio's fees and expenses.

         As the following formula indicates, the average annual total return is determined by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:

         In addition to the standardized method of calculating performance used by the Commission, the Portfolios and Master Funds may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

                       n
               P(1 + T)  = ERV
         where:
               P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

         The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the independent accountants to each of the Funds. PricewaterhouseCoopers LLP audits the Funds' financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended November 30, 1999, as set forth in each Fund's annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         The audited financial statements of the Master Funds (which are series of the Trust) and the audited financial statements of Dimensional Emerging Markets Value Fund Inc. for the fiscal year ended November 30, 1999, as set forth in the Trust's and Dimensional Emerging Markets Value Fund Inc.'s annual reports to shareholders, including the reports of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 24, 2000

         DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company that offers thirty-eight series of shares. This statement of additional information ("SAI") relates to eight series of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):


                           DOMESTIC EQUITY PORTFOLIOS

Tax-Managed U.S. Marketwide
Value Portfolio                  Tax-Managed U.S. 5-10 Value Portfolio
(FEEDER)                         Tax-Managed U.S. 5-10 Value Portfolio X
Tax-Managed U.S. Marketwide
Value Portfolio X                Tax-Managed U.S. 6-10 Small Company Portfolio
(FEEDER)                         Tax-Managed U.S. 6-10 Small Company Portfolio X





                         INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed DFA International               Tax-Managed DFA International Value
     Value Portfolio                                   Portfolio X


         This statement of additional information is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolios (as applicable) are incorporated by reference from the Fund's annual report to shareholders. The prospectus and the annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS
                                -----------------

PORTFOLIO CHARACTERISTICS AND POLICIES.......................................3

BROKERAGE COMMISSIONS........................................................3

INVESTMENT LIMITATIONS.......................................................4

FUTURES CONTRACTS............................................................6

CASH MANAGEMENT PRACTICES....................................................7

CONVERTIBLE DEBENTURES.......................................................7

DIRECTORS AND OFFICERS.......................................................8

SERVICES TO THE FUND........................................................10

ADVISORY FEES...............................................................12

GENERAL INFORMATION.........................................................12

CODES OF ETHICS.............................................................12

SHAREHOLDER RIGHTS..........................................................12

PRINCIPAL HOLDERS OF SECURITIES.............................................13

PURCHASE OF SHARES..........................................................14

REDEMPTION AND TRANSFER OF SHARES...........................................14

TAXATION OF THE PORTFOLIOS..................................................14

CALCULATION OF PERFORMANCE DATA.............................................16

FINANCIAL STATEMENTS........................................................18

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         Each of the Portfolios identified as a "Feeder" (a "Feeder Portfolio") on the cover page of this SAI seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of The DFA Investment Trust Company (the "Trust"). The series of the Trust are referred to as the "Master Funds." Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund, and provides administrative services to the Feeder Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios and Master Funds, including the Feeder Portfolios, through their investment in the Master Funds.

         Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

         Because the structure of the Portfolios and Master Funds is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.

         The Tax-Managed U.S. Marketwide Value Portfolio (and its corresponding Master Fund), Tax-Managed U.S. 5-10 Value Portfolio and Tax-Managed U.S. 6-10 Small Company Portfolio began operations in December 1998. The Tax-Managed DFA International Value Portfolio began operations on April 16, 1999. The Tax-Managed U.S. Marketwide Value Portfolio X (and its corresponding Master
Fund), Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X have not begun operations as of the date of this SAI, so no financial information is shown for them.

                              BROKERAGE COMMISSIONS

         The following table depicts brokerage commissions paid by the designated Portfolios and Master Funds from inception through the fiscal year ended November 30, 1999. For the Tax-Managed U.S. Marketwide Value Portfolio, the amounts include commissions paid by its Master Fund.

Tax-Managed U.S. Marketwide Value Portfolio....................$   321,580
Tax-Managed U.S. 5-10 Value Portfolio..........................  1,213,125
Tax-Managed U.S. 6-10 Small Company Portfolio..................    157,987
Tax-Managed DFA International Value Portfolio..................     48,670
                                                               -----------

TOTAL                                                          $ 1,741,362
                                                               -----------

         Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets.

         Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest.

The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

         The OTC companies eligible for purchase by each Portfolio or Master Fund, other than the Tax-Managed DFA International Value Portfolio and Portfolio X, are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

         Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, a Portfolio or Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.

         From inception through the fiscal year ended 1999, the Portfolios or, in the case of the Tax-Managed U.S. Marketwide Value Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios or Master Funds as follows:

                                                                   VALUE OF
                                                                  SECURITIES         BROKERAGE
                                                                 TRANSACTIONS       COMMISSIONS
                                                                 ------------       -----------
Tax-Managed U.S. Marketwide Value Portfolio......................$.14,590,279          $ 32,043
Tax-Managed U.S. 5-10 Value Portfolio..............................14,773,879            85,230
Tax-Managed U.S. 6-10 Small Company Portfolio.........................462,371             2,397
Tax-Managed DFA International Value Portfolio.......................4,628,977             7,227
                                                                 ------------       -----------
TOTAL                                                            $ 34,455,506         $ 126,897

The Tax-Managed U.S. Marketwide Value Portfolio X (and its corresponding Master
Fund), Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X have not begun operations as of the date of this SAI, so no information is shown for them.

         The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios. Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios' shares.

         A Feeder Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

         Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

         The Portfolios will not:

                  (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

                  (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

                  (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

                  (4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets and pledge not more than 33% of such assets to secure such loans;

                  (5) engage in the business of underwriting securities issued by others;

                  (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

                  (7)      purchase securities on margin; or

                  (8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

         The investment limitations described in (3) and (6) above do not prohibit each Feeder Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.

         The investment limitations described in (1) and (7) above do not prohibit each Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios will only hold shares of certain Master Funds, these Portfolios do not intend to lend those shares.

         Although not a fundamental policy subject to shareholder approval: (1) the Tax-Managed U.S. 6-10 Small Company Portfolio and Portfolio X do not intend to purchase interests in any real estate investment trust; and (2) the Portfolios (directly or indirectly through their investment in the Master Funds) do not intend to invest more than

15% of their net assets in illiquid securities. Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

         The Tax-Managed DFA International Value Portfolio and Portfolio X may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each of these Portfolios has retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolios and Master Funds own, and does not include assets which the Portfolios and Master Funds do not own but over which they have effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS

         Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets. All Portfolios may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolio or Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios and Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Commission, the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets, (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

         All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Emerging Markets Master Funds, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

         All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-----------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
         Portfolios and Master Funds                  Permissible Cash Investment                Guidelines*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Tax   Managed   U.S.   6-10   Small Company    No limitations                                        20%
Portfolio and Portfolio X
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Tax-Managed  U.S. Value Portfolios and Master  High  quality,  highly liquid fixed income
Funds                                          securities    such   as    money    market
                                               instruments;  index futures  contracts and
                                               options thereon**                                     20%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Tax-Managed    DFA    International     Value  Fixed  income  obligations  such as  money
Portfolio and Portfolio X                      market    instruments;    index    futures
                                               contracts and options thereon**                       20%
-----------------------------------------------------------------------------------------------------------------

         *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

         **To the extent that such Master Funds and Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

         The Tax-Managed DFA International Value Portfolio and Portfolio X may each invest up to 5% of its assets in convertible debentures issued by non U.S. companies located in the countries where the Portfolios are permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Portfolio upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.

                             DIRECTORS AND OFFICERS

          The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds.

          The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

DIRECTORS

          David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

          George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

          John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

          Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

          Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

          Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

          Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

--------------------------------------------
*  Interested Director of the Fund.

OFFICERS

          Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

          Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

          Truman Clark, (4/8/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

          Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

          Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

          Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

          Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

          Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

          Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

          Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

          Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

          Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

          David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

          Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

          Jeanne C. Sinquefield, Ph.D.,# (12/2/46), Executive Vice President, Santa Monica, CA.

          Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

          Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

          # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

          Directors and officers as a group own less than 1% of the Fund's outstanding stock.

          Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                                     Aggregate          Total Compensation
                                                                   Compensation             From Fund
Director                                                           From the Fund        and Fund Complex *
--------                                                           -------------        ----------------
George M. Constantinides..................................            $13,715                $35,000
John P. Gould.............................................            $13,715                $35,000
Roger G. Ibbotson.........................................            $13,715                $35,000
Merton H. Miller..........................................            $10,396                $28,000
Myron S. Scholes..........................................            $13,396                $34,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES--THE FEEDER PORTFOLIOS

          The Fund has entered into administration agreements with the Advisor, on behalf of the Feeder Portfolios. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, the Feeder Portfolios are obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentages listed below:

Tax-Managed U.S. Marketwide Value..................................     0.15%
Tax-Managed U.S. Marketwide Value X................................     0.15%

          From inception through the fiscal year ended November 30, 1999, the Tax-Managed U.S. Marketwide Value Portfolio paid administrative fees to the Advisor of $82,000. The Tax-Managed U.S. Marketwide Value Portfolio X has not begun operations as of the date of this SAI, so it has not yet paid administrative fees.

ADMINISTRATIVE SERVICES--ALL PORTFOLIOS

          PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for all the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each of the Portfolios listed below pays PFPC annual fees which are set forth in the following table:

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO X

These Feeder Portfolios invest in Master Funds taxed as partnerships. PFPC charges $2,600 per month multiplied by the number of feeders investing in Master Funds taxed as partnerships.

TAX-MANAGED U.S. 6-10 SMALL COMPANY PORTFOLIO
TAX-MANAGED U.S. 6-10 SMALL COMPANY PORTFOLIO X
TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO
TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO X
         .1025% of the first $300 million of net assets
         .0769% of the next $300 million of net assets
         .0513% of the next $250 million of net assets
         .0205% of net assets over $850 million
PFPC has agreed that it may from time to time limit the fee rates.

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO X
Charges for each Portfolio:
         .1230% of the first $300 million of net assets
         .0615% of the next $300 million of net assets
         .0410% of the next $250 million of net assets
         .0205% of the net assets over $850 million

CUSTODIANS

          Citibank, N.A., 111 Wall Street, New York, New York, 10005, is the global custodian for the Tax-Managed DFA International Value Portfolio and Portfolio X and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for all of the other Portfolios and the Master Funds.

DISTRIBUTOR

          The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under these agreements.

LEGAL COUNSEL

          Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.

                                 ADVISORY FEES

          David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund). From inception through the fiscal year ended November 30, 1999, the Portfolios (or the corresponding Master
Fund) paid management fees to the Advisor as set forth in the following table: *


                                                                                                           1999
                                                                                                           (000)
                                                                                                           ----
Tax-Managed U.S. Marketwide Value Series.......................................................            $143
Tax-Managed U.S. 5-10 Value Portfolio..........................................................             932
Tax-Managed U.S. 6-10 Small Company Portfolio..................................................             176
Tax-Managed DFA International Value Portfolio..................................................              72


* The Tax-Managed U.S. Marketwide Value Portfolio (and its corresponding Master Fund), Tax-Managed U.S. 5-10 Value Portfolio and Tax-Managed U.S. 6-10 Small Company Portfolio began operations in December 1998. The Tax-Managed DFA International Value Portfolio began operations on April 16, 1999. The Tax-Managed U.S. Marketwide Value Portfolio X (and its corresponding Master Fund), Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X have not begun operations as of the date of this SAI, so they have not yet paid management fees.

                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, the Fund was named DFA Small Company Fund Inc. The Fund commenced offering shares of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. 5-10 Value Portfolio and Tax-Managed U.S. 6-10 Small Company Portfolio in December, 1998; and Tax-Managed DFA International Value Portfolio on April 16, 1999. The other Portfolios have not commenced operations as of the date of this SAI.

          The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Master Funds only to institutional investors in private offerings.

                                 CODES OF ETHICS

          The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

          The shares of each Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

          With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund's shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the federal securities laws and regulations governing mutual funds, or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the federal securities laws and regulations governing mutual funds, including semi-annual and annual financial statements of the Fund, the latter being audited at least once each year.

          Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Feeder Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment. If a majority shareholder of a Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

                         PRINCIPAL HOLDERS OF SECURITIES

          As of February 29, 2000, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:


TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*                                   83.57%
     101 Montgomery Street
     San Francisco, CA  94104

     FTC & Co.*
     P.O. Box 173736
     Denver, CO  80217                                                 5.26%


TAX-MANAGED U.S. 5-10 VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                70.82%

     Blue Shield of California
     50 Beale Street
     San Francisco, CA  94105                                          11.73%

TAX-MANAGED U.S. 6-10 SMALL COMPANY PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                83.36%

     FTC & Co.*(1)                                                     7.05%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

     Charles Schwab & Company, Inc.*(1)                                87.40%

-------------------------------------------------
* Owner of record only.
(1) See address for shareholder previously noted above in list.

          Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                               PURCHASE OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

          The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

          The Tax-Managed DFA International Value Portfolio and Portfolio X are each closed if portfolio securities greater than 50% of its total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio will not be accepted on those days.

          The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

          Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios that are currently sold at net asset value. Any such charges will be described in the prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

          The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.

          Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                           TAXATION OF THE PORTFOLIOS

          The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Unless you are invested in the Portfolios through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTIONS OF NET INVESTMENT INCOME

          Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

          A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

          Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines that such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits. The Master Funds intend to qualify each year as regulated investment companies ("RIC Series").

EXCISE TAX DISTRIBUTION REQUIREMENT

          The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

          Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

          A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

DIVIDENDS RECEIVED DEDUCTION

          Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

          Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

          All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

          Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

          A Portfolio or a Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio.

OTHER SPECIAL RULES APPLICABLE TO PORTFOLIOS WHICH INVEST IN MASTER FUNDS

          A Portfolio which invests in a RIC Series may be subject to certain special rules. For example, Portfolios which invest in RIC Series will not be permitted to passthrough foreign withholding taxes paid by such RIC Series to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

          The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

          The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with Commission Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the Commission Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the Commission Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders for the fiscal year ended November 30, 1999 contains additional performance information. Copies of the annual report are available upon request and without charge.

          With respect to the Tax-Managed DFA International Value Portfolio and Portfolio X, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.

          Quotations of the annualized percentage total returns for the one-year period ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the Commission, which is net of the cost of any current reimbursement fees charged to investors and paid to the Portfolios.

          As the following formula indicates, the average annual total return is determined by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:

          In addition to the standardized method of calculating performance used by the Commission, the Portfolios and Master Funds may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

                          n
                  P(1 + T)  = ERV
where:
                  P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

          The Portfolios and Master Funds may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios and Master Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or Master Funds or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

          PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the independent accountants to the Fund. PricewaterhouseCoopers LLP audits the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1999, as set forth in the Fund's annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

          The audited financial statements of the Master Funds (which are series of the Trust) for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

          The annual reports do not contain any data regarding the Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X or Tax-Managed U.S. Marketwide Value Series X because they had not begun operations as of November 30, 1999.

          A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 24, 2000


              DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company that offers thirty-four series of shares. This statement of additional information ("SAI") describes six of those series:


   VA SMALL VALUE PORTFOLIO                    VA INTERNATIONAL SMALL PORTFOLIO
   VA LARGE VALUE PORTFOLIO                    VA SHORT-TERM FIXED PORTFOLIO
   VA INTERNATIONAL VALUE PORTFOLIO            VA GLOBAL BOND PORTFOLIO


(individually, a "Portfolio" and collectively, the "Portfolios"). The shares of the Portfolios are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts. This SAI is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

                                                                        PAGE

PORTFOLIO CHARACTERISTICS AND POLICIES.....................................1

BROKERAGE COMMISSIONS......................................................1

INVESTMENT LIMITATIONS.....................................................3

FUTURES CONTRACTS..........................................................5

CASH MANAGEMENT PRACTICES..................................................5

CONVERTIBLE DEBENTURES.....................................................6

DIRECTORS AND OFFICERS.....................................................6

SERVICES TO THE FUND.......................................................8

ADVISORY FEES.............................................................10

GENERAL INFORMATION.......................................................10

CODES OF ETHICS...........................................................11

SHAREHOLDER RIGHTS........................................................11

PRINCIPAL HOLDERS OF SECURITIES...........................................11

PURCHASE AND REDEMPTION OF SHARES.........................................12

TAXATION OF THE PORTFOLIOS................................................12

CALCULATION OF PERFORMANCE DATA...........................................15

FINANCIAL STATEMENTS......................................................16

                     PORTFOLIO CHARACTERISTICS AND POLICIES

              The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. Each of the Portfolios are diversified under the federal securities laws and regulations.

              Because the structure of the Domestic Equity and International Equity Portfolios are based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed "affiliated persons" and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.


                              BROKERAGE COMMISSIONS

              The following table depicts brokerage commissions paid by the Portfolios during the fiscal years ended November 30, 1999, 1998 and 1997.


                              BROKERAGE COMMISSIONS
               FISCAL YEARS ENDED NOVEMBER 30, 1999, 1998 AND 1997

                                  1999         1998         1997
VA Small Value                    $50,507      $30,163      $40,533
VA Large Value                    $52,101      $19,048      $18,486
VA International Value            $10,432      $12,695      $12,742
VA International Small            $15,823      $30,950      $39,704
VA Short-Term Fixed               $   0        $   0        $   0
VA Global Bond                    $   0        $   0        $   0

              The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

              Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. performs these services for the United Kingdom and Continental Small Company segments of VA International Small Portfolio and DFA Australia Limited performs these services for the Japanese and Pacific Small Company segments of VA International Small Portfolio. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

              The over-the-counter market companies eligible for purchase by VA Small Value Portfolio are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

              Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Domestic Equity Portfolios, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.

              During the fiscal year ended November 30, 1999, the Portfolios paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios as set forth in the following table:


                                     Value of               Brokerage
                             Securities Transactions       Commissions
                             -----------------------       -----------
VA Small Value                      $  874,579               $4,745
VA Large Value                      $3,834,672               $4,158
VA International Value              $  950,554               $1,426
VA International Small              $  174,925               $1,368
VA Short-Term Fixed                 $    0                   $   0
VA Global Bond                      $    0                   $   0


              The investment advisory agreements permit the Advisor knowingly to pay commissions on securities transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios. Subject to obtaining best price and execution, transactions may be placed with brokers which have assisted in the sale of the Portfolios' shares.

              Brokerage commissions for transactions in securities listed on the Tokyo Stock Exchange ("TSE") and other Japanese securities exchanges are fixed. Under the current regulations of the TSE and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The International Equity Portfolios expect to be able to avail themselves of institutional discounts. The Portfolios' ability to effect transactions at a discount from fixed commission rates depends on a number of factors, including the size of the transaction, the relation between the cost to the member or the licensed non-member firm of effecting such transaction and the commission receivable, and the law, regulation and practice discussed above. There can be no assurance that the Portfolios will be able to realize the benefit of discounts from fixed commissions.

                             INVESTMENT LIMITATIONS

              Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

        The Portfolios will not:

              (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and all Portfolios may purchase or sell financial futures contracts and options thereon;

              (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

              (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer; provided that the VA Global Bond Portfolio is not subject to this limitation;

              (4) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

              (5) borrow, except that each Portfolio may borrow, for temporary or emergency purposes, amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans;

              (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

              (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

              (8) engage in the business of underwriting securities issued by others;

              (9) invest for the purpose of exercising control over management of any company;

              (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

              (11) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; except VA Short-Term Fixed Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy";

              (12) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

              (13) purchase warrants, however, the Portfolios may acquire warrants as a result of corporate actions involving holdings of other securities;

              (14) purchase securities on margin or sell short;

              (15) acquire more than 10% of the voting securities of any issuer and provided that this limitation applies only to 75% of the assets of the Domestic Equity Portfolios and VA International Value Portfolio; or

              (16) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

              The investment limitation described in (1) above, does not prohibit the Portfolios from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

              Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities.

              For the purposes of (7) above, VA Short-Term Fixed Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

              The International Equity Portfolios and VA Global Bond Portfolio may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each Domestic Equity Portfolio and VA International Value Portfolio has retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

              Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio owns, and does not include assets which the Portfolio does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio will exclude from its total assets those assets which represent collateral received by the Portfolio for its securities lending transactions.

              Unless otherwise indicated, all limitations applicable to the Portfolios' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS

                  All Portfolios may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolios will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn income on their margin deposits. To the extent that a Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, the Portfolio will not enter into such transaction if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolios may be required to maintain segregated accounts consisting of liquid assets such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

                  Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make variation margin deposits. In such circumstances, if the Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

                  All Portfolios engage in cash management practices in order to earn income on uncommitted cash balances. Generally cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

                  All the Portfolios may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-----------------------------------------------------------------------------------------------------------
                                                                                         Percentage
             Portfolios                    Permissible Cash Investment                   Guidelines*
             ----------                    ---------------------------                   -----------
-----------------------------------------------------------------------------------------------------------
The Domestic Equity Portfolios          High  quality,  highly liquid fixed income
                                        securities    such   as    money    market
                                        instruments                                          20%
-----------------------------------------------------------------------------------------------------------
VA International Value Portfolio        Fixed   income   obligations   as  may  be
                                        acquired by the Fixed Income Portfolios
                                                                                             20%
-----------------------------------------------------------------------------------------------------------


                                       5

-----------------------------------------------------------------------------------------------------------
VA International Small Portfolio        Fixed  income  obligations  such as  money
                                        market instruments                                   20%
-----------------------------------------------------------------------------------------------------------

         *The percentage guidelines set forth above are not absolute limitations but the Portfolios do not expect to exceed these guidelines under normal circumstances.


                             CONVERTIBLE DEBENTURES

                  VA International Small Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Portfolio upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.


                             DIRECTORS AND OFFICERS

                  The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

         David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc., Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

              George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

              John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

              Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

              Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

              Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

              Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

              Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

              Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

              Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

              Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

              Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

              Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

              Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

              Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

              Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

              Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

              Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

              Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

              Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

              David Plecha, (10/26/61), Vice President, Santa Monica, CA.

              George Sands, (2/8/56), Vice President, Santa Monica, CA.

              Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

              Jeanne C. Sinquefield, Ph.D.,# (12/2/46), Executive Vice President, Santa Monica, CA.

              Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

              Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

              #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

              Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

              Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                   Aggregate            Total Compensation from
                                  Compensation                    Fund
Director                           from Fund               and Fund Complex*
--------                         --------------         -----------------------
George M. Constantinides            $13,715                     $35,000
John P. Gould                       $13,715                     $35,000
Roger G. Ibbotson                   $13,715                     $35,000
Merton H. Miller                    $10,396                     $28,000
Myron S. Scholes                    $13,396                     $34,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

                  PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for each Portfolio. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each Portfolio pays PFPC fees at the annual rates set forth in the following table:

DOMESTIC EQUITY PORTFOLIOS
   .1025% of the first $300 million of net assets
   .0769% of the next $300 million of net assets
   .0513% of the next $250 million of net assets
   .0205% of the net assets over $850 million

INTERNATIONAL EQUITY PORTFOLIOS
   .1230% of the first $300 million of net assets
   .0615% of the next $300 million of net assets
   .0410% of the next $250 million of net assets
   .0205% of net assets over $850 million

VA SHORT-TERM FIXED PORTFOLIO
   .0513% of the first $100 million of net assets
   .0308% of the next $100 million of net assets
   .0205% of the next $200 million of net assets

VA GLOBAL BOND PORTFOLIO
   .1230% of the first $150 million of net assets
   .0820% of net assets between $150 million and $300 million
   .0615% of net assets between $300 million and $600 million
   .0410% of net assets between $600 million and $850 million
   .0205% of net assets over $850 million

PFPC also charges minimum fees at the rates of $54,000 per year for VA Large Value and the Fixed Income Portfolios and $75,000 per year for VA Small Value and the International Equity Portfolios. PFPC has agreed to limit the minimum fee for these Portfolios from time to time.

CUSTODIANS

                  PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian for the Domestic Equity Portfolios and VA Short-Term Fixed Portfolio. Citibank, N.A., 111 Wall Street, New York, New York 10005, serves as the global custodian for the International Equity Portfolios and VA Global Bond Portfolio. The custodians maintain a separate account or accounts for the Portfolios; receive, hold and release portfolio securities on account of the Portfolios; make receipts and disbursements of money on behalf of the Portfolios; and collect and receive income and other payments and distributions on account of the Portfolios' portfolio securities.

DISTRIBUTOR

                  The Fund acts as distributor of each series of its own shares of stock. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

              Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Their address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

              PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Its address is 2400 Eleven Penn Center, Philadelphia, PA 19103.


                                  ADVISORY FEES

                  David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholder of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. For the fiscal years ended November 30, 1997, 1998 and 1999, the Portfolios paid advisory fees to the Advisor (and any sub-advisor) as set forth in the following table:

                                1999            1998            1997
                               (000)           (000)           (000)
                            -----------     -----------     --------
VA Small Value                  $93             $ 89            $ 65
VA Large Value                  $80             $ 69            $ 49
VA International Value          $88             $ 81            $ 60
VA International Small          $66             $ 59            $ 42
VA Short-Term Fixed             $49             $ 42            $ 29
VA Global Bond                  $29             $ 22            $ 15

                  The Advisor pays DFAL a fee equal to 50,000 pounds sterling total per year, payable on a quarterly basis, for services to the VA International Small Portfolio. The Advisor pays DFA Australia a fee equal to $13,000 per year, payable on a quarterly basis, for services to VA International Small Portfolio.


                               GENERAL INFORMATION

                  The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, the Fund was named DFA Small Company Fund Inc. Until September 18, 1995, VA Large Value Portfolio was named DFA Global Value Portfolio and VA Global Bond Portfolio was named DFA Global Bond Portfolio. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

                  Pursuant to an exemptive order from the SEC, shares of the Portfolios may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products. At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that each Portfolio may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts. However, a material conflict could arise between the interest of the different participating separate accounts. The Fund's Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest. If such conflicts were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios, or shares of another Portfolio may be substituted by the Fund. As a result, a Portfolio might be forced to sell a portion of its securities at a disadvantageous price. In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.

                                 CODES OF ETHICS

                  The Fund has adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

                  Because of current federal securities law requirements, the Fund expects that its life insurance company shareholders will offer their contract owners the opportunity to instruct them as to how Portfolio shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. Generally, an insurance company will vote all Portfolio shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances described in the insurance company separate account prospectus, the insurance company may not vote in accordance with the contract owner's instructions.

                  With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited at least once each year.

                  Shareholder inquiries may be made by writing or calling the Funds at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

                  As of February 29, 2000, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolios:

VA LARGE VALUE PORTFOLIO
         Peoples Benefit Insurance Company Separate Account* (formerly Providian Life and Health)              99.14%
         4333 Edgewood Road NE
         Cedar Rapids, IA  52499

VA GLOBAL BOND PORTFOLIO
         Peoples Benefit Insurance Company Separate Account*(1) (formerly Providian Life and Health)           96.83%
VA SMALL VALUE PORTFOLIO
         Peoples Benefit Insurance Company Separate Account*(1) (formerly Providian Life and Health)           99.46%


                                       11

VA INTERNATIONAL VALUE PORTFOLIO
         Peoples Benefit Insurance Company Separate Account*(1) (formerly Providian Life and Health)           98.95%

VA INTERNATIONAL SMALL PORTFOLIO
         Peoples Benefit Insurance Company Separate Account*(1) (formerly Providian Life and Health)           99.26%

VA SHORT-TERM FIXED PORTFOLIO
         Peoples Benefit Insurance Company Separate Account*(1) (formerly Providian Life and Health)           99.72%

------------------------
*Owner of record only.
(1) See address for shareholder previously listed above.


                        PURCHASE AND REDEMPTION OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "PURCHASE AND REDEMPTION OF SHARES."

                  The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

              Each International Equity Portfolio is closed if portfolio securities greater than 50% of its total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such International Equity Portfolio will not be accepted on those days.

                  Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a reimbursement fee. Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios. Any such charges will be described in the prospectus.

              The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.

                  The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.


                           TAXATION OF THE PORTFOLIOS

The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Because shares of the Portfolios are sole only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract. If such contract owner should become subject to tax, such contract owner should consider the tax implications of investing, and consult its own tax adviser.

SPECIAL RULES APPLICABLE TO VARIABLE CONTRACTS

                  In order to comply with regulations under Section 817(h) of the Code, a Portfolio is required to diversify its investments so that, on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investor.

                  The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

                  Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

DISTRIBUTION OF NET INCOME

                  Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

                  A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

                  Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

                  The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

                  Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

                  A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

DIVIDENDS RECEIVED DEDUCTION

                  Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

                  Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

                  All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

                  Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

                  A Portfolio may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio, defer a Portfolio's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

                  The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

                  The Portfolios may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders relating to the Portfolios for the fiscal year ended November 30, 1999 contains additional performance information. A copy of the annual report is available upon request and without charge.

                  With respect to the International Equity Portfolios and VA Global Bond Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.

              Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the SEC.

                  Each Portfolio determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:
                n
         P(1 + T) = ERV
Where:

         P =      a hypothetical initial payment of $1,000

         T =      average annual total return

         n =      number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

              In addition to the standardized method of calculating performance required by the SEC, the Portfolios may disseminate other performance data and may advertise total return calculated on a monthly basis.

              The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

                  PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1999, as set forth in the Fund's annual report to shareholders relating to the Portfolios, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

                  An investor may obtain a copy of the annual report, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                                    (56/57)
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

    (a) Articles of Incorporation.

       (1) Articles of Restatement dated August 8, 1995 as filed with the Maryland Secretary of State on September 18, 1995.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 43/44 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  October 4, 1996.

       (2) Articles Supplementary dated December 21, 1995 as filed with the Maryland Secretary of State on December 28, 1995.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 39/40 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  January 30, 1996.

       (3) Articles Supplementary dated May 14, 1996 as filed with the Maryland Secretary of State on July 12, 1996.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 41/42 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  May 24, 1996.

       (4) Articles Supplementary dated October 18, 1996 as filed with the Maryland Secretary of State on December 5, 1996.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 44/45 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  December 19, 1996.

       (5) Articles of Amendment dated December 20, 1996 as filed with the Maryland Secretary of State on December 20, 1996.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 44/45 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  December 19, 1996.

       (6) Articles of Amendment dated July 28, 1997 as filed with the Maryland Secretary of State on August 1, 1997.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 46/47 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  September 16, 1997.

       (7) Articles Supplementary dated September 16, 1997 as filed with the Maryland Secretary of State on September 17, 1997.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 46/47 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  September 16, 1997.

       (8) Articles Supplementary dated November 11, 1998 as filed with the Maryland Secretary of State on November 12, 1998

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  January 22, 1999.

       (9) Articles Supplementary as filed with the Maryland Secretary of State on December 7, 1998 re: the addition of the:

           *  Tax-Managed U.S. 5-10 Value Portfolio;
           *  Tax-Managed U.S. 6-10 Small Company Portfolio;
           *  Tax-Managed DFA International Value Portfolio; and
           *  Tax-Managed U.S. Marketwide Value Portfolio

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  January 22, 1999.

       (10) Articles Supplementary as filed with the Maryland Secretary of State on September 13, 1999 re: the addition of the:

           *  Tax-Managed U.S. Marketwide Value Portfolio X;
           *  Tax-Managed U.S. 5-10 Value Portfolio X;
           *  Tax-Managed U.S. 6-10 Small Company Portfolio X; and
           *  Tax-Managed DFA International Value Portfolio X

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  September 13, 1999.

    (b) By-Laws.

        By-Laws of the Registrant, as approved through September 13, 1999.

        INCORPORATED HEREIN BY REFERENCE TO:

        Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                      Registration Statement on Form N-1A.
        File Nos.:    2-73948 and 811-3258.
        Filing Date:  September 13, 1999.

    (c) Instruments Defining the Rights of Securityholders.

       (1) See Articles Fifth, Sixth, Eighth and Thirteenth of the Registrant's Articles of Restatement dated August 8, 1995.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 43/44 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  October 4, 1996.

    (d) Investment Advisory Agreement.

       (i) Investment Management Agreements.

           (1) Investment Management Agreement between the Registrant and Dimensional Fund Advisors Inc. ("DFA") dated May 13, 1987 re: the:

               *  DFA Five-Year Government Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 48/49 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  March 20, 1998.

           (2) Investment Management Agreement between the Registrant and DFA dated April 26, 1994 re: the:

               * DFA Global Fixed Income Portfolio (formerly the DFA Global Bond Portfolio).

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 48/49 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  March 20, 1998.

           (3) Investment Management Agreement between the Registrant and DFA dated September 24, 1990 re: the:

               * DFA Intermediate Government Fixed Income Portfolio (formerly the DFA Intermediate Government Bond Portfolio)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (4) Investment Advisory Agreement between the Registrant and DFA dated April 2, 1991 re: the:

               *  Large Cap International Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (5) Amendment to Investment Advisory Agreement between the Registrant and DFA dated September 21, 1992, effective on September 21, 1992 re: the:

               *  DFA Real Estate Securities Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 48/49 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  March 20, 1998.

           (6) Investment Advisory Agreement between the Registrant and DFA dated December 20, 1994 re: the:

               *  DFA International Small Cap Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (7) Investment Advisory Agreement between the Registrant and DFA dated September 8, 1995 re: the:

               * VA Large Value Portfolio (formerly known as the DFA Global Value Portfolio)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (8) Investment Advisory Agreement between the Registrant and DFA dated September 8, 1995 re: the:

               *  VA Small Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (9) Investment Advisory Agreement between the Registrant and DFA dated September 8, 1995 re: the:

               *  VA International Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (10) Investment Advisory Agreement between the Registrant and DFA dated September 8, 1995 re: the:

               *  VA International Small Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (11) Investment Advisory Agreement between the Registrant and DFA dated September 8, 1995 re: the:

               *  VA Short-Term Fixed Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (12) Investment Advisory Agreement between the Registrant and DFA dated August 8, 1996 re: the:

               *  International Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (13) Investment Advisory Agreement between the Registrant and DFA dated December 7, 1998. re: the:

               *  Tax-Managed U.S. 5-10 Value Portfolio;
               *  Tax-Managed U.S. 6-10 Small Company Portfolio; and
               *  Tax-Managed DFA International Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (14) Investment Advisory Agreement between the Registrant and DFA dated September 13, 1999 re: the:

               *  Tax-Managed U.S. 5-10 Value Portfolio X;
               *  Tax-Managed U.S. 6-10 Small Company Portfolio X; and
               *  Tax-Managed DFA International Value Portfolio X

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

       (ii) Sub-advisory Agreements.

           (1) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Ltd. (formerly DFA Australia Pty Limited) dated September 21, 1995 re: the:

           *  VA International Small Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 37/38 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  November 22, 1995.

           (2) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated September 21, 1995 re: the:

               *  VA International Small Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 37/38 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  November 22, 1995.

           (3) Consultant Services Agreement between DFA and DFA Australia Ltd. (formerly DFA Australia Pty Limited)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

           (4) Consultant Services Agreement between DFA and Dimensional Fund Advisors Ltd.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

    (e) Underwriting Contracts.

       (1) Agreement between the Registrant and DFA Securities Inc.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 48/49 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  March 20, 1998.

    (f) Bonus or Profit Sharing Plans.
       Not Applicable.

    (g) Custodian Agreements.

       (1) Form of Custodian Services Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank) dated February 8, 1996 re: the:

           *  Enhanced U.S. Large Company Portfolio;
           *  DFA Two-Year Corporate Fixed Income Portfolio; and
           *  DFA Two-Year Government Portfolio

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 37/38 to Registration Statement
                          of the Registrant on form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  November 22, 1995.

       (2) Form of Custodian Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank) re: the:

           *  U.S. 9-10 Small Company Portfolio;
           *  U.S. Large Company Portfolio;
           *  DFA One-Year Fixed Income Portfolio;
           * DFA Intermediate Government Fixed Income Portfolio (formerly known as the DFA Intermediate Government Bond Portfolio; and

           *  DFA Five-Year Government Portfolio

           Previously filed with this registration statement and incorporated herein by reference

           a)  Addendum No. 1

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           b)  Addendum No. 2, re: the addition of:

               *  Tax-Managed U.S. Marketwide Value Portfolio X;
               *  Tax-Managed U.S. 5-10 Value Portfolio X;
               *  Tax-Managed U.S. 6-10 Small Company Portfolio X; and
               *  Tax-Managed DFA International Value Portfolio X

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

    (h) Other Material Contracts.

       (1) Transfer Agency Agreement.
           Transfer Agency Agreement between the Registrant and PFPC Inc. (formerly Provident Financial Processing Corporation).

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 48/49 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  March 20, 1998.

           a)  Addendum Number One

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           b)  Addendum Number Two, re: the addition of:

               *  Tax-Managed U.S. Marketwide Value Portfolio X;
               *  Tax-Managed U.S. 5-10 Value Portfolio X;
               *  Tax-Managed U.S. 6-10 Small Company Portfolio X; and
               *  Tax-Managed DFA international Value Portfolio X

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

       (2) Administration and Accounting Agreement
           Administration and Accounting Services Agreement between the Registrant and PFPC.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 48/49 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  March 20, 1998.

           a)  Addendum Number One

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           b)  Addendum Number Two re the:

               *  Tax-Managed U.S. Marketwide Value Portfolio X;
               *  Tax-Managed U.S. 5-10 Value Portfolio X;
               *  Tax-Managed U.S. 6-10 Small Company Portfolio X; and
               *  Tax-Managed DFA International Value Portfolio X

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

       (3) Administration Agreements.
           Administration Agreements between the Registrant and DFA.

           (1) Dated January 6, 1993 re: the

               * DFA One-Year Fixed Income Portfolio (formerly The DFA Fixed Income Shares)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (2) Dated August 8, 1996 re: the:

               *  Japanese Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (3) Dated August 8, 1996 re: the

               *  United Kingdom Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (4) Dated August 8, 1996 re: the

               *  Continental Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (5) Dated December 1, 1995 re: the:

               *  U.S. Large Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (6) Dated August 8, 1996 re: the

               * Pacific Rim Small Company Portfolio (The Series became a feeder portfolio of DFA/ITC on January 15, 1993.)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (7) Dated January 6, 1993 re: the

               *  U.S. 6-10 Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (8) Dated January 6, 1993 re: the:

               * U.S. Portfolio (formerly the U.S. Large Cap High Book-to-Market Portfolio)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (9) Dated January 6, 1993 re: the:

               * U.S. 6-10 Value Portfolio (formerly the U.S. Small Cap High Book to Market Portfolio)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (10) Dated February 8, 1996 re: the

               * RWB/DFA International High Book to Market Portfolio (formerly DFA International High Book to Market Portfolio; formerly the Reinhardt Werba Bowen International Large Stock Portfolio)

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (11) Dated March 30, 1994 re:

               *  Emerging Markets Portfolios

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (12) Dated February 8, 1996 re: the:

               *  Enhanced U.S. Large Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (13) Dated February 8, 1996 re: the:

               *  DFA Two-Year Corporate Fixed Income Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (14) Dated February 8, 1996 re: the

               *  DFA Two-Year Global Fixed Income Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (15) Dated February 8, 1996 re: the:

               *  DFA Two-Year Government Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (16) Dated August 8, 1996 re: the:

               *  International Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (17) Dated December 19, 1996 re: the:

               *  Emerging Markets Small Cap Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (18) Dated November 30, 1997 re: the:

               *  U.S. 9-10 Small Company Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (19) Dated November 30, 1997 re: the:

               *  U.S. 4-10 Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (20) Dated November 30, 1997 re: the:

               *  Emerging Markets Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (21) Dated December 8, 1998 re: the:

               *  Tax-Managed U.S. Marketwide Value Portfolio;

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 50/51 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  January 22, 1999.

           (22) Dated September 13, 1999 re the:

               *  Tax-Managed U.S. Marketwide Value Portfolio X

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 55/56 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  September 13, 1999.

       (4) Other.

           (a) Marketing Agreement dated June 29, 1994 between DFA and National Home Life Assurance Company.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 33/34 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  June 19, 1995.

           (b) Participation Agreement between DFA Investment Dimensions Group, Inc., DFA, DFA Securities, Inc. and National Home Life Assurance Company.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 33/34 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  June 19, 1995.

           (c) Form of Client Service Agent Agreement re: the:

               * RWB/DFA International High Book to Market Portfolio (formerly the DFA International High Book to Market Portfolio and Reinhardt Werba Bowen International Large Stock Portfolio).

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 37/38 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    2-73948 and 811-3258.
                Filing Date:  November 22, 1995.

    (i) Legal Opinion.

       (1) Opinion of Stradley, Ronon, Stevens & Young, LLP.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 50/51 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  January 22, 1999.

       (2) Opinion of Stradley, Ronon, Stevens & Young, LLP.
           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.i.

    (j) Other Opinions.
       Consent of PricewaterhouseCoopers LLP.
       ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.j.

    (k) Omitted Financial Statements.
       Not applicable.

    (l) Initial Capital Agreements.
       Subscription Agreement under Section 14(a)(3) of the Investment Company Act of 1940.
       Previously filed with this registration statement and incorporated herein by reference.

    (m) Rule 12b-1 Plans.
       Not Applicable

    (n) Plans pursuant to Rule 18f-3.
       Not Applicable.

    (o) Powers-of-Attorney.

       (1) Power-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant and Stephen W. Kline, Esq. as attorney-in-fact for the Registrant and certified resolution relating thereto on behalf of the Registrant.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective amendment No. 31/32 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    2-73948 and 811-3258.
            Filing Date:  October 3, 1994.

       (2) Power-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant and Stephen W. Kline, Esq. as attorney-in-fact for THE DFA INVESTMENT TRUST COMPANY ("DFA/ITC") and certified resolution relating thereto on behalf of DFA/ITC.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 13/14 to the Registrant's
                          Registration Statement of the registrant on form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  March 21, 1996.

       (3) Powers-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant, Catherine L. Newell and Stephen W. Kline as attorney-in-fact for Registrant, DFA/ITC and Dimensional Emerging Markets Value Fund Inc. (formerly, Dimensional Emerging Markets Fund Inc.) each dated July 18, 1997. ELECTRONICALLY FILED HEREWITH
           AS EXHIBIT EX-99.o.

    (p) Codes of Ethics.

       (1) Code of Ethics of Registrant.
           ELECTRONICALLY FILED HEREWITH
           AS EXHIBIT EX-99.p.1.

       (2) Code of Ethics of DFA Investment Trust Company.
           ELECTRONICALLY FILED HEREWITH
           AS EXHIBIT EX-99.p.2.

       (3) Code of Ethics of Dimensional Emerging Markets Value Fund Inc. ELECTRONICALLY FILED HEREWITH
           AS EXHIBIT EX-99.p.3.

       (4) Code of Ethics of Advisor.
           ELECTRONICALLY FILED HEREWITH
           AS EXHIBIT EX-99.p.4.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None.

ITEM 25. INDEMNIFICATION.

    Reference is made to Section 1 of Article XI of the Registrant's By-Laws (as approved through 10/17/96), incorporated herein by reference, which provides for indemnification, as set forth below.

           With respect to the indemnification of the Officers and Directors of the Corporation:

       (a) The Corporation shall indemnify each officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

       (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such officer or Director is a party by reason of service in such capacity.

       (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

    (a) Dimensional Fund Advisors Inc., with a principal place of business located at 1299 Ocean Drive, 11th Floor, Santa Monica, CA 90401, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund Inc. and Dimensional Investment Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies.

           The Advisor is engaged in the business of providing investment advice primarily to institutional investors. For additional information, please see "Management of the Fund" in PART A and "Directors and Officers" in PART B of this Registration Statement.

           Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

    (b) The Sub-Advisor for the VA International Small Portfolio of the Registrant is Dimensional Fund Advisors Ltd. ("DFAL"). DFAL has its principal place of business is 14 Berkeley Street, London W1X 5AD, England.

    (c) The Sub-Advisor for the VA International Small Portfolio of the Registrant is DFA Australia Limited ("DFA Australia"). DFA has its principal placed of business is Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia.

ITEM 27. PRINCIPAL UNDERWRITERS.

    Names of investment companies for which the Registrant's principal underwriter also acts as principal underwriter.

       (a) Not applicable.

       (b) Registrant distributes its own shares. It has entered into an agreement with DFA Securities Inc. dated March 31, 1989, which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, will supervise the sale of Registrant's shares.

       (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

        The accounts and records of the Registrant are located at the office of the Registrant and at additional locations, as follows:

        Name                                                                   Address
        ----                                                                   -------
        DFA Investment Dimensions Group Inc.                       1299 Ocean Avenue
                                                                   11th Floor
                                                                   Santa Monica, CA
                                                                   90401

        PFPC Inc.                                                  400 Bellevue Parkway,
                                                                   Wilmington, DE 19809

ITEM 29. MANAGEMENT SERVICES.

    None.

ITEM 30. UNDERTAKINGS.

    Not Applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused Post-Effective Amendment No. 56/57 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Santa Monica and State of California on the 20th day of March, 2000.


                                DFA INVESTMENT DIMENSIONS GROUP INC.
                                (Registrant)

                                By:             /s/ DAVID G. BOOTH*
                                     -----------------------------------------
                                                   David G. Booth
                                                     PRESIDENT
                                               (Signature and Title)

    Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 56/57 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                            TITLE                    DATE
               ---------                            -----                    ----
          /s/ DAVID G. BOOTH*             Director and
----------------------------------------    Chairman-Chief Executive    March 20, 2000
             David G. Booth                 Officer

        /s/ REX A. SINQUEFIELD*           Director and
----------------------------------------    Chairman-Chief              March 20, 2000
           Rex A. Sinquefield               Investment Officer

        /s/ MICHAEL T. SCARDINA*          Chief Financial Officer,
----------------------------------------    Treasurer and Vice          March 20, 2000
          Michael T. Scardina               President

     /s/ GEORGE M. CONSTANTINIDES*
----------------------------------------  Director                      March 20, 2000
        George M. Constantinides

           /s/ JOHN P. GOULD*
----------------------------------------  Director                      March 20, 2000
             John P. Gould

         /s/ ROGER G. IBBOTSON*
----------------------------------------  Director                      March 20, 2000
           Roger G. Ibbotson

         /s/ MERTON H. MILLER*
----------------------------------------  Director                      March 20, 2000
            Merton H. Miller

         /s/ MYRON S. SCHOLES*
----------------------------------------  Director                      March 20, 2000
            Myron S. Scholes


*By:   /s/ CATHERINE L. NEWELL
      -------------------------
         Catherine L. Newell
          ATTORNEY-IN-FACT
           (PURSUANT TO A
         POWER-OF-ATTORNEY)

    THE DFA INVESTMENT TRUST COMPANY consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 20th day of March, 2000.


                                     THE DFA INVESTMENT TRUST COMPANY INC.
                                                 (Registrant)

                                By:             /s/ DAVID G. BOOTH*
                                     -----------------------------------------
                                                   David G. Booth
                                                     PRESIDENT
                                               (Signature and Title)

    The undersigned Directors and principal officers of THE DFA INVESTMENT TRUST COMPANY consent to the filing of this Post-Effective Amendment No. 56/57 to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.


               SIGNATURE                            TITLE                    DATE
               ---------                            -----                    ----
          /s/ DAVID G. BOOTH*             Director and
----------------------------------------    Chairman-Chief Executive    March 20, 2000
             David G. Booth                 Officer

        /s/ REX A. SINQUEFIELD*           Director and
----------------------------------------    Chairman-Chief              March 20, 2000
           Rex A. Sinquefield               Investment Officer

        /s/ MICHAEL T. SCARDINA*          Chief Financial Officer,
----------------------------------------    Treasurer and Vice          March 20, 2000
          Michael T. Scardina               President

     /s/ GEORGE M. CONSTANTINIDES*
----------------------------------------  Director                      March 20, 2000
        George M. Constantinides

           /s/ JOHN P. GOULD*
----------------------------------------  Director                      March 20, 2000
             John P. Gould

         /s/ ROGER G. IBBOTSON*
----------------------------------------  Director                      March 20, 2000
           Roger G. Ibbotson

         /s/ MERTON H. MILLER*
----------------------------------------  Director                      March 20, 2000
            Merton H. Miller

         /s/ MYRON S. SCHOLES*
----------------------------------------  Director                      March 20, 2000
            Myron S. Scholes


*By:   /s/ CATHERINE L. NEWELL
      -------------------------
         Catherine L. Newell
          ATTORNEY-IN-FACT
           (PURSUANT TO A
         POWER-OF-ATTORNEY)

    DIMENSIONAL EMERGING MARKETS VALUE FUND INC. consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 20th day of March, 2000.


                                DFA INVESTMENT DIMENSIONS GROUP INC.
                                (Registrant)

                                By:             /s/ DAVID G. BOOTH*
                                     -----------------------------------------
                                                   David G. Booth
                                                     PRESIDENT
                                               (Signature and Title)

    The undersigned Directors and principal officers of DIMENSIONAL EMERGING MARKETS VALUE FUND INC. consent to the filing of this Post-Effective Amendment No. 56/57 to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.


               SIGNATURE                            TITLE                    DATE
               ---------                            -----                    ----
          /s/ DAVID G. BOOTH*             Director and
----------------------------------------    Chairman-Chief Executive    March 20, 2000
             David G. Booth                 Officer

        /s/ REX A. SINQUEFIELD*           Director and
----------------------------------------    Chairman-Chief              March 20, 2000
           Rex A. Sinquefield               Investment Officer

        /s/ MICHAEL T. SCARDINA*          Chief Financial Officer,
----------------------------------------    Treasurer and Vice          March 20, 2000
          Michael T. Scardina               President

     /s/ GEORGE M. CONSTANTINIDES*
----------------------------------------  Director                      March 20, 2000
        George M. Constantinides

           /s/ JOHN P. GOULD*
----------------------------------------  Director                      March 20, 2000
             John P. Gould

         /s/ ROGER G. IBBOTSON*
----------------------------------------  Director                      March 20, 2000
           Roger G. Ibbotson

         /s/ MERTON H. MILLER*
----------------------------------------  Director                      March 20, 2000
            Merton H. Miller

         /s/ MYRON S. SCHOLES*
----------------------------------------  Director                      March 20, 2000
            Myron S. Scholes


*By:   /s/ CATHERINE L. NEWELL
      -------------------------
         Catherine L. Newell
          ATTORNEY-IN-FACT
           (PURSUANT TO A
         POWER-OF-ATTORNEY)

                                 EXHIBIT INDEX

        EDGAR
     EXHIBIT NO.                                DESCRIPTION
     -----------        ------------------------------------------------------------
EX-99.i                 Legal Opinion of Stradley, Ronon, Stevens & Young, LLP

EX-99.j                 Consent of PricewaterhouseCoopers, LLP

EX-99.o                 Powers-of-Attorney

EX-99.p.1               Code of Ethics of Registrant

EX-99.p.2               Code of Ethics of DFA Investment Trust Company

EX-99.p.3               Code of Ethics of Dimensional Emerging Markets Value Fund
                        Inc.

EX-99.p.4               Code of Ethics of Advisor